UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2021

Date of reporting period: June 30, 2021

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2021 SEMI-ANNUAL REPORT

June 30, 2021

AHL MANAGED FUTURES STRATEGY FUND

AHL TARGETRISK FUND

AHL TARGETRISK CORE FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual/semi-annual reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive annual/semi-annual reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive annual/semi-annual reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your annual/semi-annual reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

AHL 0621

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

AHL MANAGED FUTURES STRATEGY FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

AHL TARGETRISK FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. The Fund’s investments in high-yield or junk-rated securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. In a period of sustained deflation, inflation index-linked securities may not pay any income and may suffer a loss. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

AHL TARGETRISK CORE FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2021

Additional Information	Back Cover

President’s Message

Dear Shareholders,

Throughout this reporting period, the 24-hour news cycle has continued to closely follow the COVID-19 pandemic, ongoing global vaccination efforts and the rise of the delta variant, U.S. stimulus and infrastructure spending, and the reopening of our nation’s businesses and schools. After months of seclusion and uncertainty, we can finally see the proverbial light at the end of a tunnel – and a path forward to potentially brighter days – even as we learn to navigate a world facing additional virus variants.

However, during challenging times such as we’ve all experienced since March 2020, the fear of loss can be a powerful emotion. And it can cause many individuals to make short-term investment decisions that have the potential to sink their long-term financial objectives. We encourage you to remain focused on achieving your long-term investment goals by working with financial professionals to develop a personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand crises. By staying the course, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for continuing your financial journey with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

June 30, 2021 (Unaudited)

The Investor Class of the American Beacon AHL Managed Futures Strategy Fund (the “Fund”) returned 8.71% for the six months ended June 30, 2021.

Total Returns for the Period ended June 30, 2021

	Ticker	6 Months*	1 Year	3 Years	5 Years	Since Inception (8/19/2014)
R5 Class (1,4)	AHLIX	9.05%	17.35%	7.95%	5.07%	5.70%
Y Class (1,4)	AHLYX	9.00%	17.32%	7.90%	4.98%	5.61%
Investor Class (1,4)	AHLPX	8.71%	16.80%	7.55%	4.66%	5.28%
A without Sales Charge (1,2,4)	AHLAX	8.90%	16.99%	7.58%	4.66%	5.28%
A with Sales Charge (1,2,4)	AHLAX	2.68%	10.28%	5.47%	3.42%	4.38%
C without Sales Charge (1,2,4)	AHLCX	8.37%	16.09%	6.76%	3.88%	4.50%
C with Sales Charge (1,2,4)	AHLCX	7.37%	15.09%	6.76%	3.88%	4.50%

ICE BofA U.S. 3-Month Treasury Bill Index (3)		0.02%	0.09%	1.34%	1.17%	0.88%

*	Not Annualized

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5 and Investor Class of the Fund has been waived since Fund inception. A portion of the fees charged to the Y Class of the Fund was waived from Fund inception, partially recovered in 2019 and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. A portion of the fees charged to the A and C Class of the Fund was waived from Fund inception, partially recovered in 2019 and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

3.

ICE BofA 3-Month U.S. Treasury Bill Index is an index of U.S. Treasury securities maturing in less than 3 months that assumes reinvestment of all income and is intended to track the daily performance of 3-month U.S. Treasury bills. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.59%, 1.64%, 1.97%, 1.91%, and 2.65%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For the period, the two sectors that drove performance were equities and commodities. All equity positions contributed positively over the period, but the top contributors were long positions in the S&P 500 and Euro-Stoxx indexes.

Commodities were the second-best performing sector as both the reopening trade and concerns about inflation helped long positions to move higher. Long positions in copper and WTI Crude added the most value.

Detracting from performance were the currency and fixed-income sectors. Currencies were the largest detractor. A long position in the euro versus the U.S. dollar as well as a short position in the South Korean won versus the U.S. dollar generated the largest losses.

Within fixed-income, shorter duration instruments detracted the most in light of the Federal Reserve June meeting which indicated an earlier rate hike than previously anticipated. Long positions in the eurodollar and short sterling incurred the largest losses. Partially offsetting some of the negative performance were positions in longer duration instruments including the U.S. Treasury ultra and long bonds.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to capitalize on price trends (up or down) in a broad range of global stock index, bond, currency, short-term interest rate and commodity futures markets seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

June 30, 2021 (Unaudited)

Top Active Exposures By Asset Class
Commodities		% of VaR	*
Natural Gas	Long	8.78
Crude Oil	Long	6.42
RBOB Gasoline	Long	3.04
Copper	Long	2.36
Aluminium	Long	1.69

Currencies		% of VaR	*
BRL/USD	Long	5.74
JPY/USD	Short	4.73
MXN/USD	Long	2.70
CAD/USD	Long	1.69
AUD/USD	Long	1.35

Equities		% of VaR	*
Korean Kospi Index	Long	5.07
S&P 500 Index	Long	3.72
Russell 2000 Index	Long	3.38
Nasdaq 100 Index	Long	3.04
Australian SPI 200 Index	Long	2.03

Fixed Income		% of VaR	*
U.S. Treasuries	Long	1.35
Australian Bonds	Long	0.68
UK Gilts	Long	0.68
Euro-BOBL	Short	0.34
Euro-BUND	Short	0.34

Asset Class Exposure		% of VaR	*
Equities		37.90
Commodities		35.10
Currencies		22.30
Fixed-Income		4.70

Top 10 Holdings
Natural Gas	Long	8.78
Crude Oil	Long	6.42
BRL/USD	Long	5.74
Korean Kospi Index	Long	5.07
JPY/USD	Short	4.73
S&P 500 Index	Long	3.72
Russell 2000 Index	Long	3.38
NASDAQ 100 Index	Long	3.04
RBOB Gasoline	Long	3.04
MXN/USD	Long	2.70

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon AHL TargetRisk FundSM

Performance Overview

June 30, 2021 (Unaudited)

The Investor Class of the American Beacon AHL TargetRisk Fund (the “Fund”) returned 6.06% for the six months ended June 30, 2021.

Total Returns for the Period ended June 30, 2021

	Ticker	6 Months*	1 Year	Since Inception (12/31/2018)
R5 Class (1,3)	AHTIX	6.20%	14.11%	15.28%
Y Class (1,3)	AHTYX	6.20%	13.97%	15.22%
Investor Class (1,3)	AHTPX	6.06%	13.71%	14.93%
A without Sales Charge (1,2,3)	AHTAX	6.07%	13.64%	14.95%
A with Sales Charge (1,2,3)	AHTAX	0.00%	7.08%	12.25%
C without Sales Charge (1,2,3)	AHACX	5.66%	12.80%	14.22%
C with Sales Charge (1,2,3)	AHACX	4.66%	11.80%	14.22%

MSCI World 100% Hedged to USD Index (4)		14.24%	37.29%	22.97%
Bloomberg Barclays Global-Aggregate Total Return Index Value Hedged USD (4)		-1.52%	0.08%	4.84%
60% MSCI World 100% Hedged to USD Index / 40% Bloomberg Barclays Global-Aggregate Total Return Index Value Hedged USD (4)		7.72%	21.35%	15.79%

*	Not Annualized

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5, A and C Class of the Fund has been waived since Fund inception. A portion of the fees charged to the Y and Investor Class of the Fund was waived from Fund inception through 2020. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Fund performance represents the returns achieved by the Investor Class from 12/31/18 up to the 4/30/19 inception date of the A and C Classes and returns of the A and C Classes since 4/30/19. Expenses of the A and C Classes are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A and C Classes been in existence since 12/31/18.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A and C Class shares were 1.09%, 1.14%, 1.46%, 1.46%, and 2.21%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4.

The AHL TargetRisk Fund’s annual total return is compared to the TargetRisk Composite Index, which combines the returns of the MSCI World 100% Index Hedged to U.S. Dollars (USD) and the Bloomberg Barclays Global-Aggregate Total Return Index Value Hedged USD in a 60%/40% proportion. The MSCI World 100% Index Hedged to USD represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro. The MSCI© information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. The Bloomberg Barclays Global-Aggregate Total Return Index Value Hedged USD is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. One cannot directly invest in an index.

The first quarter was negative while the second quarter was profitable. The best sector for the period was equities, powered by a long position in the S&P 500 Index ending at an all-time high, as well as a long position in Canada’s S&P/TSX 60 Index. Inflation sensitive assets contributed the second most as investors heeded inflation signals from the market. Both the commodities index and inflation-linked bonds produced gains. Additionally, credit added value to performance in the risk-on environment. The high-yield indexes in North America and Europe performed the best. Lastly, fixed-income was the sole negative sector led by losses in French and United Kingdom 10-year bonds.

American Beacon AHL TargetRisk FundSM

Performance Overview

June 30, 2021 (Unaudited)

The correlation overlay was active for the bulk of the first quarter keeping exposures below normal levels. This overlay receded, however, in the second quarter which allowed for higher exposures. The correlation and volatility overlays remained inactive at the end of the period, while the momentum overlay on bonds continued to unwind its de-gear signal allowing the portfolio to gear back to full risk towards the end of the period.

Looking forward, the Fund’s sub-advisor will continue to implement its strategy of building a multi-asset portfolio and combining rigorous risk controls to provide a stable level of volatility while seeking to achieve the Fund’s goal of capital growth.

Top Ten Holdings			% of VaR	*
U.S. Treasuries			22.19
BBG Commodity ex-Agriculturals Index			12.86
S&P 500 Index			4.82
NASDAQ 100 Index			4.50
U.K. Gilts			4.18
Tokyo Stock Exchange Index			4.18
Euro-BUND			3.22
Nikkei Index			3.22
Euro-BUXL			2.89
French Bonds			2.89

Asset Class Exposure	Net	(%)	% of VaR	*
Bonds	153.4		1.0
Credits	77.8		0.1
Inflation	72.7		0.5
Stock Indices	71.7		1.0
Fund-Level VaR			1.8

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon AHL TargetRisk Core FundSM

Performance Overview

June 30, 2021 (Unaudited)

The Y Class of the American Beacon AHL TargetRisk Core Fund (the “Fund”) returned 2.79% for the six months ended June 30, 2021.

Total Returns for the Period ended June 30, 2021

	Ticker	6 Months*	Since Inception (12/16/2020)
Y Class (1,3)	AABYX	2.79%	3.30%
A without Sales Charge (1,2,3)	AAHAX	2.79%	3.20%
A with Sales Charge (1,2,3)	AAHAX	-3.10%	-2.73%
C without Sales Charge (1,2,3)	AAECX	2.29%	2.70%
C with Sales Charge (1,2,3)	AAECX	1.29%	1.70%
R6 Class (1,3)	AHTRX	2.89%	3.40%

MSCI World 100% Hedged to USD Index (4)		7.72%	8.81%
Bloomberg Barclays Global-Aggregate Total Return Index Value Hedged USD (4)		-1.52%	-1.33%
60% MSCI World 100% Hedged to USD Index / 40% Bloomberg Barclays Global-Aggregate Total Return Index Value Hedged USD (4)		14.24%	16.00%

*	Not Annualized

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

2.	A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y, A, C, and R6 Class shares were 1.85%, 2.15%, 2.90%, and 1.75%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4.

The AHL TargetRisk Core Fund’s annual total return is compared to the TargetRisk Composite Index, which combines the returns of the MSCI World 100% Index Hedged to U.S. Dollars (USD) and the Bloomberg Barclays Global-Aggregate Total Return Index Value Hedged USD in a 60%/40% proportion. The MSCI World 100% Index Hedged to USD represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro. The MSCI© information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. The Bloomberg Barclays Global-Aggregate Total Return Index Value Hedged USD is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. One cannot directly invest in an index.

Equities led performance while bonds detracted. All but one equity market, the Istanbul 30 Index, gained during the period as investors generally bought into the recovery theme. The S&P 500 Index was the top contributor and ended the period at another all-time high. Canada’s S&P/TSX 60 Index added second most. Bonds produced a nearly opposite return profile during the period. Only the German Ultra Long Bund was able to make a meaningful gain while the rest of the sector was flat or negative. The United Kingdom and French 10-year bonds detracted the most.

From an overlay perspective, the Fund saw both the correlation and fixed income overlays engage during the first quarter which substantially reduced the overall exposure. As the calendar turned to the second quarter, the correlation overlay disengaged, and the fixed income momentum overlay gradually lifted leaving just a small residual of exposure being constrained by the momentum overlay by the end of period.

American Beacon AHL TargetRisk Core FundSM

Performance Overview

June 30, 2021 (Unaudited)

Looking forward, the Fund’s sub-advisor will continue to implement its strategy of building a multi-asset portfolio and combining rigorous risk controls to provide a stable level of volatility while seeking to achieve the Fund’s goal of capital growth.

Top Ten Holdings			% of VaR	*
U.S. Treasuries			26.75
S&P 500 Index			6.05
Tokyo Stock Exchange Index			5.41
Nikkei Index			4.78
NASDAQ 100 Index			4.46
Euro-BUXL			4.14
FTSE 100 Index			3.82
Australian Bonds			3.18
Italian Bonds			3.18
S&P TSX 60 Index			3.18

Asset Class Exposure	Net	(%)	% of VaR	*
Bonds	212.4		52.0
Stock Indices	89.6		48.0
Fund-Level VaR			1.7

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon FundsSM

Expense Examples

June 30, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2021 through June 30, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

June 30, 2021 (Unaudited)

American Beacon AHL Managed Futures Strategy Fund

	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021-6/30/2021*
R5 Class
Actual	$1,000.00	$1,090.50	$7.98
Hypothetical**	$1,000.00	$1,017.16	$7.70
Y Class
Actual	$1,000.00	$1,090.00	$8.08
Hypothetical**	$1,000.00	$1,017.06	$7.80
Investor Class
Actual	$1,000.00	$1,087.10	$9.94
Hypothetical**	$1,000.00	$1,015.27	$9.59
A Class
Actual	$1,000.00	$1,089.00	$9.69
Hypothetical**	$1,000.00	$1,015.52	$9.35
C Class
Actual	$1,000.00	$1,083.70	$13.43
Hypothetical**	$1,000.00	$1,011.90	$12.97

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.54%, 1.56%, 1.92%, 1.87%, and 2.60% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon AHL TargetRisk Fund

	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021-6/30/2021*
R5 Class
Actual	$1,000.00	$1,062.00	$5.32
Hypothetical**	$1,000.00	$1,019.64	$5.21
Y Class
Actual	$1,000.00	$1,062.00	$5.52
Hypothetical**	$1,000.00	$1,019.44	$5.41
Investor Class
Actual	$1,000.00	$1,060.60	$7.26
Hypothetical**	$1,000.00	$1,017.75	$7.10
A Class
Actual	$1,000.00	$1,060.70	$6.64
Hypothetical**	$1,000.00	$1,018.35	$6.51
C Class
Actual	$1,000.00	$1,056.60	$10.45
Hypothetical**	$1,000.00	$1,014.63	$10.24

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.04%, 1.08%, 1.42%, 1.30%, and 2.05% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Expense Examples

June 30, 2021 (Unaudited)

American Beacon AHL TargetRisk Core Fund

	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021-6/30/2021*
Y Class
Actual	$1,000.00	$1,027.90	$5.48
Hypothetical**	$1,000.00	$1,019.39	$5.46
A Class
Actual	$1,000.00	$1,027.90	$6.99
Hypothetical**	$1,000.00	$1,017.90	$6.95
C Class
Actual	$1,000.00	$1,022.90	$10.73
Hypothetical**	$1,000.00	$1,014.18	$10.69
R6 Class
Actual	$1,000.00	$1,028.90	$4.98
Hypothetical**	$1,000.00	$1,019.89	$4.96

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.09%, 1.39%, 2.14%, and 0.99% for the Y, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Fair Value

SHORT-TERM INVESTMENTS 85.33%

U.S. Treasury Obligations - 85.33%
U.S. Treasury Bills,
0.081%, Due 7/8/2021	$50,000,000	$49,999,645
0.072%, Due 7/15/2021	50,000,000	49,999,173
0.051%, Due 7/22/2021	50,000,000	49,998,680
0.046%, Due 7/29/2021A	95,000,000	94,996,563
0.050%, Due 8/5/2021	50,000,000	49,997,861
0.046%, Due 8/19/2021	50,000,000	49,996,920
0.054%, Due 8/26/2021A	100,000,000	99,993,389
0.051%, Due 9/2/2021	50,000,000	49,995,713
0.038%, Due 9/9/2021A	100,000,000	99,990,958
0.027%, Due 9/23/2021	50,000,000	49,994,459
0.033%, Due 10/14/2021	50,000,000	49,993,073
0.025%, Due 10/21/2021	50,000,000	49,993,000
0.030%, Due 10/28/2021A	100,000,000	99,982,646
0.031%, Due 11/4/2021A	100,000,000	99,981,625
0.028%, Due 11/12/2021	50,000,000	49,990,136
0.023%, Due 11/18/2021	50,000,000	49,990,278
0.030%, Due 11/26/2021A	100,000,000	99,978,211
0.032%, Due 12/2/2021	50,000,000	49,988,771
0.031%, Due 12/9/2021	50,000,000	49,988,261
0.045%, Due 12/16/2021A	70,000,000	69,983,177
0.025%, Due 1/27/2022	50,000,000	49,984,688
U.S. Treasury Cash Management Bills, 0.027%, Due 8/12/2021A	95,000,000	94,994,181

Total Short-Term Investments (Cost $1,459,875,304)		1,459,811,408

TOTAL INVESTMENTS - 85.33% (Cost $1,459,875,304)		1,459,811,408
OTHER ASSETS, NET OF LIABILITIES - 14.67%		250,970,995

TOTAL NET ASSETS - 100.00%		$1,710,782,403

Percentages are stated as a percent of net assets.

A All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

Long Futures Contracts Open on June 30, 2021:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Brent Crude FuturesA	592	July 2021	$43,144,041	$44,175,040	$1,030,999
Coffee FuturesA	308	September 2021	18,074,858	18,451,125	376,267
Corn FuturesA	449	December 2021	11,803,314	13,211,825	1,408,511
Gasoline RBOB FuturesA	441	July 2021	40,755,142	41,522,620	767,478
Henry Hub Natural Gas FuturesA	248	October 2021	1,941,670	2,267,960	326,290
Henry Hub Natural Gas FuturesA	248	November 2021	1,941,670	2,320,660	378,990
Henry Hub Natural Gas FuturesA	248	December 2021	1,941,670	2,360,340	418,670
Henry Hub Natural Gas FuturesA	248	January 2022	1,941,670	2,309,500	367,830
Henry Hub Natural Gas FuturesA	248	February 2022	1,941,670	2,162,560	220,890
Henry Hub Natural Gas FuturesA	428	March 2022	2,735,685	3,207,860	472,175
Henry Hub Natural Gas FuturesA	428	April 2022	2,735,685	3,121,190	385,505
Henry Hub Natural Gas FuturesA	428	May 2022	2,735,685	3,149,010	413,325
Henry Hub Natural Gas FuturesA	428	June 2022	2,735,685	3,185,390	449,705
Henry Hub Natural Gas FuturesA	428	July 2022	2,735,685	3,190,740	455,055
Henry Hub Natural Gas FuturesA	428	August 2022	2,735,685	3,174,690	439,005
Henry Hub Natural Gas FuturesA	428	September 2022	2,735,685	3,203,580	467,895
LME Copper FuturesA	107	July 2021	24,405,422	25,047,362	641,940
LME Copper FuturesA	3	September 2021	737,705	703,275	(34,430)
LME Copper FuturesA	171	September 2021	18,054,418	18,335,475	281,057
LME Lead FuturesA	128	July 2021	6,701,988	7,244,800	542,812

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Commodity Futures Contracts (Continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
LME Lead FuturesA	73	August 2021	$4,005,686	$4,140,925	$135,239
LME Lead FuturesA	40	September 2021	2,242,361	2,271,000	28,639
LME Nickel FuturesA	36	July 2021	3,750,136	3,932,496	182,360
LME Nickel FuturesA	97	August 2021	10,465,974	10,597,056	131,082
LME Nickel FuturesA	25	September 2021	2,734,241	2,732,100	(2,141)
LME Primary Aluminum FuturesA	200	July 2021	11,591,773	12,597,500	1,005,727
LME Primary Aluminum FuturesA	275	August 2021	17,547,206	17,342,187	(205,019)
LME Primary Aluminum FuturesA	247	September 2021	15,780,826	15,588,788	(192,038)
LME Zinc FuturesA	150	July 2021	10,809,652	11,138,437	328,785
LME Zinc FuturesA	229	August 2021	17,269,594	17,021,857	(247,737)
LME Zinc FuturesA	5	September 2021	375,088	372,125	(2,963)
Low Sulphur Gasoil FuturesA	523	August 2021	31,513,108	31,288,475	(224,633)
Natural Gas FuturesA	1,654	July 2021	53,839,909	60,371,000	6,531,091
NY Harbor ULSD FuturesA	304	July 2021	26,651,479	27,174,134	522,655
Silver FuturesA	192	September 2021	24,978,999	25,146,240	167,241
Soybean FuturesA	39	November 2021	2,492,482	2,728,050	235,568
Sugar #11 World FuturesA	942	September 2021	18,368,944	18,874,666	505,722
WTI Crude FuturesA	654	July 2021	46,055,548	48,049,380	1,993,832

			$493,008,039	$513,711,418	$20,703,379

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures	78	September 2021	$6,880,442	$6,729,937	$(150,505)
Canadian Dollar Currency Futures	1,239	September 2021	102,571,385	99,888,180	(2,683,205)
Mexican Peso Futures	3,367	September 2021	84,059,331	83,669,950	(389,381)

			$193,511,158	$190,288,067	$(3,223,091)

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	140	July 2021	$24,345,696	$24,214,488	$(131,208)
CAC40 Index Futures	345	July 2021	27,115,847	26,610,901	(504,946)
DAX Index Futures	124	September 2021	57,656,645	57,078,217	(578,428)
Euro Stoxx 50 Index Futures	1,259	September 2021	61,635,907	60,542,913	(1,092,994)
FTSE 100 Index Futures	625	September 2021	61,248,441	60,350,784	(897,657)
FTSE Taiwan Index Futures	507	July 2021	30,656,801	30,932,070	275,269
FTSE/MIB Index Futures	266	September 2021	40,335,929	39,432,500	(903,429)
Hang Seng Index Futures	185	July 2021	34,681,143	34,108,355	(572,788)
HSCEI Futures	490	July 2021	33,823,360	33,356,452	(466,908)
KOSPI 200 Index Futures	1,082	September 2021	103,844,176	105,411,291	1,567,115
MSCI EAFE Index Futures	348	September 2021	41,062,351	40,091,340	(971,011)
MSCI Emerging Markets Index Futures	479	September 2021	32,787,916	32,686,960	(100,956)
NASDAQ 100 E-Mini Futures	199	September 2021	55,839,588	57,905,020	2,065,432
Nikkei 225 (SGX) Futures	88	September 2021	11,537,685	11,382,690	(154,995)
OMXS30 Index Futures	942	July 2021	25,145,830	24,942,125	(203,705)
Russell 2000 E-Mini Index Futures	444	September 2021	51,540,657	51,233,160	(307,497)
S&P 500 E-Mini Index Futures	563	September 2021	119,350,951	120,724,090	1,373,139
S&P/TSX 60 Index Futures	264	September 2021	50,905,706	51,228,267	322,561
SPI 200 Futures	622	September 2021	83,979,172	84,232,636	253,464
TOPIX Index Futures	249	September 2021	43,885,719	43,548,945	(336,774)

			$991,379,520	$990,013,204	$(1,366,316)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
3-Month Euro Euribor Futures	273	September 2022	$81,324,152	$81,307,805	$(16,347)
3-Month Euro Euribor Futures	70	June 2023	20,832,634	20,827,405	(5,229)
3-Month Euro Euribor Futures	139	March 2024	41,318,213	41,311,950	(6,263)
90-Day Eurodollar Futures	1,366	September 2022	340,579,890	340,253,525	(326,365)
90-Day Eurodollar Futures	461	June 2023	114,605,255	114,351,050	(254,205)
90-Day Eurodollar Futures	282	March 2024	69,756,625	69,625,800	(130,825)
Australian 10-Year Bond Futures	303	September 2021	31,995,799	32,083,064	87,265
Japanese 10-Year Government Bond Futures	46	September 2021	62,725,938	62,808,767	82,829
Long GILT Futures	318	September 2021	56,280,949	56,349,831	68,882
U.S. Long Bond Futures	153	September 2021	24,256,557	24,594,750	338,193
U.S. Treasury 10-Year Note Futures	91	September 2021	12,066,898	12,057,500	(9,398)
U.S. Ultra Bond Futures	122	September 2021	22,936,467	23,507,875	571,408

			$878,679,377	$879,079,322	$399,945

Short Futures Contracts Open on June 30, 2021:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Cocoa FuturesA	384	September 2021	$(9,161,370)	$(9,173,760)	$(12,390)
Gold 100oz FuturesA	37	August 2021	(6,549,007)	(6,554,920)	(5,913)
KC Hard Red Winter Wheat FuturesA	11	September 2021	(335,777)	(362,450)	(26,673)
LME Copper FuturesA	32	July 2021	(7,459,824)	(7,490,800)	(30,976)
LME Lead FuturesA	58	July 2021	(3,160,160)	(3,282,800)	(122,640)
LME Nickel FuturesA	36	July 2021	(3,727,572)	(3,932,496)	(204,924)
LME Nickel FuturesA	23	August 2021	(2,392,115)	(2,512,704)	(120,589)
LME Primary Aluminum FuturesA	187	July 2021	(11,093,614)	(11,778,663)	(685,049)
LME Zinc FuturesA	150	July 2021	(10,928,014)	(11,138,437)	(210,423)
LME Zinc FuturesA	108	August 2021	(7,672,434)	(8,027,775)	(355,341)

			$(62,479,887)	$(64,254,805)	$(1,774,918)

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Austrailian Dollar Currency Futures	871	September 2021	$(65,451,140)	$(65,307,580)	$143,560
Euro Currency Futures	425	September 2021	(63,379,201)	(63,032,812)	346,389
Japanese Yen Currency Futures	3,049	September 2021	(348,023,433)	(343,279,287)	4,744,146
New Zealand Dollar Currency Futures	234	September 2021	(16,377,077)	(16,340,220)	36,857
Swiss Franc Currency Futures	142	September 2021	(19,345,508)	(19,203,725)	141,783
U.S. Dollar Index Futures	826	September 2021	(74,464,724)	(76,348,006)	(1,883,282)

			$(587,041,083)	$(583,511,630)	$3,529,453

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
FTSE/JSE Top 40 Index Futures	38	September 2021	$(1,594,500)	$(1,593,339)	$1,161

			$(1,594,500)	$(1,593,339)	$1,161

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
90-Day Sterling Futures	309	June 2022	$(53,244,913)	$(53,264,329)	$(19,416)
90-Day Sterling Futures	1,047	March 2023	(180,018,044)	(180,125,135)	(107,091)
Euro-Bobl Futures	364	September 2021	(57,817,074)	(57,900,889)	(83,815)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Interest Rate Futures Contracts (Continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bund Futures	98	September 2021	$(19,955,930)	$(20,057,888)	$(101,958)
Euro-Buxl 30-Year Bond Futures	95	September 2021	(22,557,645)	(22,894,226)	(336,581)
Euro-Schatz Futures	1,723	September 2021	(229,112,409)	(229,107,344)	5,065
U.S. Treasury 2-Year Note Futures	886	September 2021	(195,168,225)	(195,203,796)	(35,571)
U.S. Treasury 5-Year Note Futures	107	September 2021	(13,186,992)	(13,206,977)	(19,985)

			$(771,061,232)	$(771,760,584)	$(699,352)

A All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

Forward Foreign Currency Contracts Open on June 30, 2021:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
INR	27,371,108	USD	27,856,638	7/7/2021	CBK	$-	$(485,530)	$(485,530)
INR	30,115,061	USD	30,611,477	7/7/2021	CBK	-	(496,416)	(496,416)
USD	22,433,934	INR	22,456,585	7/7/2021	CBK	-	(22,651)	(22,651)
USD	6,857,761	INR	6,857,999	7/7/2021	CBK	-	(238)	(238)
USD	2,962,600	INR	2,958,353	7/7/2021	CBK	4,247	-	4,247
USD	2,753,331	INR	2,745,196	7/7/2021	CBK	8,135	-	8,135
USD	2,590,405	INR	2,588,558	7/7/2021	CBK	1,847	-	1,847
USD	2,589,523	INR	2,588,558	7/7/2021	CBK	965	-	965
USD	2,428,363	INR	2,420,470	7/7/2021	CBK	7,893	-	7,893
USD	2,389,318	INR	2,386,853	7/7/2021	CBK	2,465	-	2,465
USD	2,188,995	INR	2,185,147	7/7/2021	CBK	3,848	-	3,848
USD	2,120,926	INR	2,117,911	7/7/2021	CBK	3,015	-	3,015
USD	1,882,226	INR	1,882,588	7/7/2021	CBK	-	(362)	(362)
USD	1,347,292	INR	1,344,706	7/7/2021	CBK	2,586	-	2,586
USD	1,229,907	INR	1,228,291	7/7/2021	CBK	1,616	-	1,616
USD	1,174,906	INR	1,176,617	7/7/2021	CBK	-	(1,711)	(1,711)
USD	806,289	INR	806,823	7/7/2021	CBK	-	(534)	(534)
USD	671,817	INR	672,353	7/7/2021	CBK	-	(536)	(536)
USD	403,134	INR	403,412	7/7/2021	CBK	-	(278)	(278)
USD	302,298	INR	302,559	7/7/2021	CBK	-	(261)	(261)
USD	134,277	INR	134,471	7/7/2021	CBK	-	(194)	(194)
USD	116,565	INR	116,414	7/7/2021	CBK	151	-	151
USD	112,621	INR	112,303	7/7/2021	CBK	318	-	318
TWD	89,728	USD	90,803	7/16/2021	CBK	-	(1,075)	(1,075)
TWD	89,728	USD	90,613	7/16/2021	CBK	-	(885)	(885)
TWD	89,728	USD	90,899	7/16/2021	CBK	-	(1,171)	(1,171)
TWD	89,728	USD	90,867	7/16/2021	CBK	-	(1,139)	(1,139)
TWD	269,185	USD	271,826	7/16/2021	CBK	-	(2,641)	(2,641)
TWD	358,913	USD	362,406	7/16/2021	CBK	-	(3,493)	(3,493)
TWD	448,642	USD	453,244	7/16/2021	CBK	-	(4,602)	(4,602)
TWD	807,555	USD	820,240	7/16/2021	CBK	-	(12,685)	(12,685)
TWD	1,256,196	USD	1,271,617	7/16/2021	CBK	-	(15,421)	(15,421)
TWD	1,435,653	USD	1,455,233	7/16/2021	CBK	-	(19,580)	(19,580)
TWD	1,615,110	USD	1,634,521	7/16/2021	CBK	-	(19,411)	(19,411)
TWD	1,884,295	USD	1,913,077	7/16/2021	CBK	-	(28,782)	(28,782)
TWD	2,243,208	USD	2,280,606	7/16/2021	CBK	-	(37,398)	(37,398)
USD	2,249,577	TWD	2,243,208	7/16/2021	CBK	6,369	-	6,369
USD	1,706,546	TWD	1,704,838	7/16/2021	CBK	1,708	-	1,708
USD	1,263,218	TWD	1,256,196	7/16/2021	CBK	7,022	-	7,022
USD	1,170,749	TWD	1,166,468	7/16/2021	CBK	4,281	-	4,281
USD	1,081,471	TWD	1,076,740	7/16/2021	CBK	4,731	-	4,731
USD	992,278	TWD	987,011	7/16/2021	CBK	5,267	-	5,267
USD	901,388	TWD	897,283	7/16/2021	CBK	4,105	-	4,105
USD	721,250	TWD	717,826	7/16/2021	CBK	3,424	-	3,424
USD	632,339	TWD	628,098	7/16/2021	CBK	4,241	-	4,241
INR	44,770,609	USD	45,364,891	7/23/2021	CBK	-	(594,282)	(594,282)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	1,141,367	INR	1,141,080	7/23/2021	CBK	$287	$-	$287
USD	906,138	INR	906,152	7/23/2021	CBK	-	(14)	(14)
USD	772,700	INR	771,907	7/23/2021	CBK	793	-	793
USD	503,644	INR	503,418	7/23/2021	CBK	226	-	226
USD	466,295	INR	466,058	7/23/2021	CBK	237	-	237
USD	436,645	INR	436,295	7/23/2021	CBK	350	-	350
USD	335,715	INR	335,612	7/23/2021	CBK	103	-	103
USD	335,062	INR	335,612	7/23/2021	CBK	-	(550)	(550)
USD	275,430	INR	275,202	7/23/2021	CBK	228	-	228
USD	235,025	INR	234,928	7/23/2021	CBK	97	-	97
USD	235,258	INR	234,928	7/23/2021	CBK	330	-	330
USD	167,984	INR	167,806	7/23/2021	CBK	178	-	178
USD	167,663	INR	167,806	7/23/2021	CBK	-	(143)	(143)
USD	67,191	INR	67,122	7/23/2021	CBK	69	-	69
USD	37,378	INR	37,359	7/23/2021	CBK	19	-	19
USD	33,595	INR	33,561	7/23/2021	CBK	34	-	34
USD	26,867	INR	26,849	7/23/2021	CBK	18	-	18
TWD	22,881,276	USD	23,160,048	7/29/2021	CBK	-	(278,772)	(278,772)
USD	3,143,016	TWD	3,140,567	7/29/2021	CBK	2,449	-	2,449
USD	2,963,255	TWD	2,961,106	7/29/2021	CBK	2,149	-	2,149
USD	1,974,802	TWD	1,974,071	7/29/2021	CBK	731	-	731
USD	1,967,518	TWD	1,974,071	7/29/2021	CBK	-	(6,553)	(6,553)
USD	1,973,547	TWD	1,974,071	7/29/2021	CBK	-	(524)	(524)
USD	1,883,002	TWD	1,884,340	7/29/2021	CBK	-	(1,338)	(1,338)
USD	1,797,397	TWD	1,794,610	7/29/2021	CBK	2,787	-	2,787
USD	1,349,595	TWD	1,345,957	7/29/2021	CBK	3,638	-	3,638
USD	1,078,245	TWD	1,076,766	7/29/2021	CBK	1,479	-	1,479
USD	985,165	TWD	987,035	7/29/2021	CBK	-	(1,870)	(1,870)
USD	984,431	TWD	987,035	7/29/2021	CBK	-	(2,604)	(2,604)
USD	895,326	TWD	897,305	7/29/2021	CBK	-	(1,979)	(1,979)
USD	536,942	TWD	538,383	7/29/2021	CBK	-	(1,441)	(1,441)
USD	447,852	TWD	448,652	7/29/2021	CBK	-	(800)	(800)
USD	268,643	TWD	269,191	7/29/2021	CBK	-	(548)	(548)
USD	269,415	TWD	269,191	7/29/2021	CBK	224	-	224
USD	268,605	TWD	269,191	7/29/2021	CBK	-	(586)	(586)
USD	269,570	TWD	269,191	7/29/2021	CBK	379	-	379
USD	179,800	TWD	179,461	7/29/2021	CBK	339	-	339
USD	179,908	TWD	179,461	7/29/2021	CBK	447	-	447
USD	179,442	TWD	179,461	7/29/2021	CBK	-	(19)	(19)
USD	179,459	TWD	179,461	7/29/2021	CBK	-	(2)	(2)
USD	179,914	TWD	179,461	7/29/2021	CBK	453	-	453
USD	89,905	TWD	89,730	7/29/2021	CBK	175	-	175
USD	89,957	TWD	89,730	7/29/2021	CBK	227	-	227
USD	89,554	TWD	89,730	7/29/2021	CBK	-	(176)	(176)
USD	89,551	TWD	89,730	7/29/2021	CBK	-	(179)	(179)
USD	89,898	TWD	89,730	7/29/2021	CBK	168	-	168
USD	89,721	TWD	89,730	7/29/2021	CBK	-	(9)	(9)
USD	89,718	TWD	89,730	7/29/2021	CBK	-	(12)	(12)
USD	89,731	TWD	89,730	7/29/2021	CBK	1	-	1
USD	89,731	TWD	89,730	7/29/2021	CBK	1	-	1
USD	89,719	TWD	89,730	7/29/2021	CBK	-	(11)	(11)
USD	89,734	TWD	89,730	7/29/2021	CBK	4	-	4
USD	89,865	TWD	89,730	7/29/2021	CBK	135	-	135
USD	89,824	TWD	89,730	7/29/2021	CBK	94	-	94
USD	89,653	TWD	89,730	7/29/2021	CBK	-	(77)	(77)
INR	1,474,467	USD	1,475,975	8/6/2021	CBK	-	(1,508)	(1,508)
INR	22,385,091	USD	22,354,954	8/6/2021	CBK	30,137	-	30,137
BRL	20,105	USD	18,353	7/2/2021	HUS	1,752	-	1,752
BRL	20,105	USD	18,939	7/2/2021	HUS	1,166	-	1,166

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	20,105	USD	19,028	7/2/2021	HUS	$1,077	$-	$1,077
BRL	20,105	USD	19,087	7/2/2021	HUS	1,018	-	1,018
BRL	20,105	USD	19,090	7/2/2021	HUS	1,015	-	1,015
BRL	20,105	USD	19,020	7/2/2021	HUS	1,085	-	1,085
BRL	20,105	USD	19,030	7/2/2021	HUS	1,075	-	1,075
BRL	20,105	USD	19,037	7/2/2021	HUS	1,068	-	1,068
BRL	20,105	USD	19,030	7/2/2021	HUS	1,075	-	1,075
BRL	20,105	USD	19,032	7/2/2021	HUS	1,073	-	1,073
BRL	20,105	USD	19,096	7/2/2021	HUS	1,009	-	1,009
BRL	20,105	USD	19,110	7/2/2021	HUS	995	-	995
BRL	20,105	USD	19,122	7/2/2021	HUS	983	-	983
BRL	20,105	USD	19,034	7/2/2021	HUS	1,071	-	1,071
BRL	20,105	USD	19,024	7/2/2021	HUS	1,081	-	1,081
BRL	20,105	USD	19,044	7/2/2021	HUS	1,061	-	1,061
BRL	20,105	USD	19,032	7/2/2021	HUS	1,073	-	1,073
BRL	20,105	USD	19,034	7/2/2021	HUS	1,071	-	1,071
BRL	20,105	USD	19,120	7/2/2021	HUS	985	-	985
BRL	20,105	USD	19,125	7/2/2021	HUS	980	-	980
BRL	20,105	USD	19,134	7/2/2021	HUS	971	-	971
BRL	20,105	USD	19,063	7/2/2021	HUS	1,042	-	1,042
BRL	20,105	USD	19,059	7/2/2021	HUS	1,046	-	1,046
BRL	20,105	USD	19,045	7/2/2021	HUS	1,060	-	1,060
BRL	20,105	USD	19,074	7/2/2021	HUS	1,031	-	1,031
BRL	20,105	USD	19,040	7/2/2021	HUS	1,065	-	1,065
BRL	20,105	USD	19,081	7/2/2021	HUS	1,024	-	1,024
BRL	20,105	USD	19,041	7/2/2021	HUS	1,064	-	1,064
BRL	20,105	USD	19,072	7/2/2021	HUS	1,033	-	1,033
BRL	20,105	USD	18,985	7/2/2021	HUS	1,120	-	1,120
BRL	20,105	USD	18,645	7/2/2021	HUS	1,460	-	1,460
BRL	20,105	USD	18,581	7/2/2021	HUS	1,524	-	1,524
BRL	20,105	USD	18,313	7/2/2021	HUS	1,792	-	1,792
BRL	20,105	USD	18,281	7/2/2021	HUS	1,824	-	1,824
BRL	20,105	USD	18,389	7/2/2021	HUS	1,716	-	1,716
BRL	20,105	USD	18,392	7/2/2021	HUS	1,713	-	1,713
BRL	20,105	USD	18,386	7/2/2021	HUS	1,719	-	1,719
BRL	20,105	USD	18,467	7/2/2021	HUS	1,638	-	1,638
BRL	20,105	USD	18,461	7/2/2021	HUS	1,644	-	1,644
BRL	20,105	USD	18,459	7/2/2021	HUS	1,646	-	1,646
BRL	20,105	USD	18,480	7/2/2021	HUS	1,625	-	1,625
BRL	20,105	USD	18,471	7/2/2021	HUS	1,634	-	1,634
BRL	20,105	USD	18,468	7/2/2021	HUS	1,637	-	1,637
BRL	20,105	USD	18,357	7/2/2021	HUS	1,748	-	1,748
BRL	20,105	USD	18,357	7/2/2021	HUS	1,748	-	1,748
BRL	20,105	USD	18,549	7/2/2021	HUS	1,556	-	1,556
BRL	20,105	USD	18,539	7/2/2021	HUS	1,566	-	1,566
BRL	20,105	USD	18,556	7/2/2021	HUS	1,549	-	1,549
BRL	20,105	USD	18,561	7/2/2021	HUS	1,544	-	1,544
BRL	20,105	USD	18,930	7/2/2021	HUS	1,175	-	1,175
BRL	20,105	USD	18,942	7/2/2021	HUS	1,163	-	1,163
BRL	20,105	USD	18,936	7/2/2021	HUS	1,169	-	1,169
BRL	20,105	USD	18,941	7/2/2021	HUS	1,164	-	1,164
BRL	20,105	USD	18,942	7/2/2021	HUS	1,163	-	1,163
BRL	20,105	USD	18,947	7/2/2021	HUS	1,158	-	1,158
BRL	20,105	USD	18,940	7/2/2021	HUS	1,165	-	1,165
BRL	20,105	USD	18,945	7/2/2021	HUS	1,160	-	1,160
BRL	20,105	USD	18,923	7/2/2021	HUS	1,182	-	1,182
BRL	20,105	USD	18,927	7/2/2021	HUS	1,178	-	1,178
BRL	20,105	USD	18,932	7/2/2021	HUS	1,173	-	1,173
BRL	20,105	USD	18,925	7/2/2021	HUS	1,180	-	1,180

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	20,105	USD	18,944	7/2/2021	HUS	$1,161	$-	$1,161
BRL	20,105	USD	18,943	7/2/2021	HUS	1,162	-	1,162
BRL	20,105	USD	18,932	7/2/2021	HUS	1,173	-	1,173
BRL	20,105	USD	18,927	7/2/2021	HUS	1,178	-	1,178
BRL	20,105	USD	18,940	7/2/2021	HUS	1,165	-	1,165
BRL	20,105	USD	18,943	7/2/2021	HUS	1,162	-	1,162
BRL	20,105	USD	18,941	7/2/2021	HUS	1,164	-	1,164
BRL	20,105	USD	18,930	7/2/2021	HUS	1,175	-	1,175
BRL	20,105	USD	18,930	7/2/2021	HUS	1,175	-	1,175
BRL	20,105	USD	18,938	7/2/2021	HUS	1,167	-	1,167
BRL	20,105	USD	18,733	7/2/2021	HUS	1,372	-	1,372
BRL	20,105	USD	18,793	7/2/2021	HUS	1,312	-	1,312
BRL	20,105	USD	18,791	7/2/2021	HUS	1,314	-	1,314
BRL	20,105	USD	18,796	7/2/2021	HUS	1,309	-	1,309
BRL	20,105	USD	18,810	7/2/2021	HUS	1,295	-	1,295
BRL	20,105	USD	18,829	7/2/2021	HUS	1,276	-	1,276
BRL	20,105	USD	18,830	7/2/2021	HUS	1,275	-	1,275
BRL	20,105	USD	18,844	7/2/2021	HUS	1,261	-	1,261
BRL	20,105	USD	18,826	7/2/2021	HUS	1,279	-	1,279
BRL	20,105	USD	19,130	7/2/2021	HUS	975	-	975
BRL	20,105	USD	19,131	7/2/2021	HUS	974	-	974
BRL	20,105	USD	19,091	7/2/2021	HUS	1,014	-	1,014
BRL	20,105	USD	19,103	7/2/2021	HUS	1,002	-	1,002
BRL	20,105	USD	19,106	7/2/2021	HUS	999	-	999
BRL	20,105	USD	19,067	7/2/2021	HUS	1,038	-	1,038
BRL	20,105	USD	19,063	7/2/2021	HUS	1,042	-	1,042
BRL	20,105	USD	19,048	7/2/2021	HUS	1,057	-	1,057
BRL	20,105	USD	18,612	7/2/2021	HUS	1,493	-	1,493
BRL	20,105	USD	18,633	7/2/2021	HUS	1,472	-	1,472
BRL	20,105	USD	18,572	7/2/2021	HUS	1,533	-	1,533
BRL	20,105	USD	18,581	7/2/2021	HUS	1,524	-	1,524
BRL	20,105	USD	18,641	7/2/2021	HUS	1,464	-	1,464
BRL	20,105	USD	18,641	7/2/2021	HUS	1,464	-	1,464
BRL	20,105	USD	18,637	7/2/2021	HUS	1,468	-	1,468
BRL	20,105	USD	18,634	7/2/2021	HUS	1,471	-	1,471
BRL	20,105	USD	18,633	7/2/2021	HUS	1,472	-	1,472
BRL	20,105	USD	18,481	7/2/2021	HUS	1,624	-	1,624
BRL	20,105	USD	18,491	7/2/2021	HUS	1,614	-	1,614
BRL	20,105	USD	18,477	7/2/2021	HUS	1,628	-	1,628
BRL	20,105	USD	18,575	7/2/2021	HUS	1,530	-	1,530
BRL	20,105	USD	18,607	7/2/2021	HUS	1,498	-	1,498
BRL	20,105	USD	18,602	7/2/2021	HUS	1,503	-	1,503
BRL	20,105	USD	18,613	7/2/2021	HUS	1,492	-	1,492
BRL	20,105	USD	18,629	7/2/2021	HUS	1,476	-	1,476
BRL	20,105	USD	18,622	7/2/2021	HUS	1,483	-	1,483
BRL	20,105	USD	18,620	7/2/2021	HUS	1,485	-	1,485
BRL	20,105	USD	18,562	7/2/2021	HUS	1,543	-	1,543
BRL	40,211	USD	36,836	7/2/2021	HUS	3,375	-	3,375
BRL	40,211	USD	36,884	7/2/2021	HUS	3,327	-	3,327
BRL	40,211	USD	36,776	7/2/2021	HUS	3,435	-	3,435
BRL	40,211	USD	36,681	7/2/2021	HUS	3,530	-	3,530
BRL	40,211	USD	36,706	7/2/2021	HUS	3,505	-	3,505
BRL	40,211	USD	36,702	7/2/2021	HUS	3,509	-	3,509
BRL	40,211	USD	38,186	7/2/2021	HUS	2,025	-	2,025
BRL	40,211	USD	38,064	7/2/2021	HUS	2,147	-	2,147
BRL	40,211	USD	38,169	7/2/2021	HUS	2,042	-	2,042
BRL	40,211	USD	38,197	7/2/2021	HUS	2,014	-	2,014
BRL	40,211	USD	38,171	7/2/2021	HUS	2,040	-	2,040
BRL	40,211	USD	38,083	7/2/2021	HUS	2,128	-	2,128

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	40,211	USD	38,076	7/2/2021	HUS	$2,135	$-	$2,135
BRL	40,211	USD	38,072	7/2/2021	HUS	2,139	-	2,139
BRL	40,211	USD	38,260	7/2/2021	HUS	1,951	-	1,951
BRL	40,211	USD	38,258	7/2/2021	HUS	1,953	-	1,953
BRL	40,211	USD	38,291	7/2/2021	HUS	1,920	-	1,920
BRL	40,211	USD	38,181	7/2/2021	HUS	2,030	-	2,030
BRL	40,211	USD	38,094	7/2/2021	HUS	2,117	-	2,117
BRL	40,211	USD	38,115	7/2/2021	HUS	2,096	-	2,096
BRL	40,211	USD	38,134	7/2/2021	HUS	2,077	-	2,077
BRL	40,211	USD	38,213	7/2/2021	HUS	1,998	-	1,998
BRL	40,211	USD	37,272	7/2/2021	HUS	2,939	-	2,939
BRL	40,211	USD	37,245	7/2/2021	HUS	2,966	-	2,966
BRL	40,211	USD	37,175	7/2/2021	HUS	3,036	-	3,036
BRL	40,211	USD	37,160	7/2/2021	HUS	3,051	-	3,051
BRL	40,211	USD	37,396	7/2/2021	HUS	2,815	-	2,815
BRL	40,211	USD	37,020	7/2/2021	HUS	3,191	-	3,191
BRL	40,211	USD	36,991	7/2/2021	HUS	3,220	-	3,220
BRL	40,211	USD	37,005	7/2/2021	HUS	3,206	-	3,206
BRL	40,211	USD	36,755	7/2/2021	HUS	3,456	-	3,456
BRL	40,211	USD	36,928	7/2/2021	HUS	3,283	-	3,283
BRL	40,211	USD	36,915	7/2/2021	HUS	3,296	-	3,296
BRL	40,211	USD	36,917	7/2/2021	HUS	3,294	-	3,294
BRL	40,211	USD	36,910	7/2/2021	HUS	3,301	-	3,301
BRL	40,211	USD	36,918	7/2/2021	HUS	3,293	-	3,293
BRL	40,211	USD	36,965	7/2/2021	HUS	3,246	-	3,246
BRL	40,211	USD	36,711	7/2/2021	HUS	3,500	-	3,500
BRL	40,211	USD	36,941	7/2/2021	HUS	3,270	-	3,270
BRL	40,211	USD	36,936	7/2/2021	HUS	3,275	-	3,275
BRL	40,211	USD	37,171	7/2/2021	HUS	3,040	-	3,040
BRL	40,211	USD	37,165	7/2/2021	HUS	3,046	-	3,046
BRL	40,211	USD	37,142	7/2/2021	HUS	3,069	-	3,069
BRL	40,211	USD	37,122	7/2/2021	HUS	3,089	-	3,089
BRL	40,211	USD	37,039	7/2/2021	HUS	3,172	-	3,172
BRL	40,211	USD	37,098	7/2/2021	HUS	3,113	-	3,113
BRL	40,211	USD	37,071	7/2/2021	HUS	3,140	-	3,140
BRL	40,211	USD	37,069	7/2/2021	HUS	3,142	-	3,142
BRL	40,211	USD	37,127	7/2/2021	HUS	3,084	-	3,084
BRL	40,211	USD	37,164	7/2/2021	HUS	3,047	-	3,047
BRL	40,211	USD	37,121	7/2/2021	HUS	3,090	-	3,090
BRL	40,211	USD	37,113	7/2/2021	HUS	3,098	-	3,098
BRL	40,211	USD	37,120	7/2/2021	HUS	3,091	-	3,091
BRL	40,211	USD	37,219	7/2/2021	HUS	2,992	-	2,992
BRL	40,211	USD	37,199	7/2/2021	HUS	3,012	-	3,012
BRL	40,211	USD	37,882	7/2/2021	HUS	2,329	-	2,329
BRL	40,211	USD	37,797	7/2/2021	HUS	2,414	-	2,414
BRL	40,211	USD	37,846	7/2/2021	HUS	2,365	-	2,365
BRL	40,211	USD	37,786	7/2/2021	HUS	2,425	-	2,425
BRL	40,211	USD	37,606	7/2/2021	HUS	2,605	-	2,605
BRL	40,211	USD	37,897	7/2/2021	HUS	2,314	-	2,314
BRL	40,211	USD	37,673	7/2/2021	HUS	2,538	-	2,538
BRL	40,211	USD	37,681	7/2/2021	HUS	2,530	-	2,530
BRL	40,211	USD	38,254	7/2/2021	HUS	1,957	-	1,957
BRL	40,211	USD	38,210	7/2/2021	HUS	2,001	-	2,001
BRL	40,211	USD	38,104	7/2/2021	HUS	2,107	-	2,107
BRL	40,211	USD	38,082	7/2/2021	HUS	2,129	-	2,129
BRL	40,211	USD	37,211	7/2/2021	HUS	3,000	-	3,000
BRL	40,211	USD	37,091	7/2/2021	HUS	3,120	-	3,120
BRL	40,211	USD	37,101	7/2/2021	HUS	3,110	-	3,110
BRL	40,211	USD	37,212	7/2/2021	HUS	2,999	-	2,999

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	40,211	USD	37,277	7/2/2021	HUS	$2,934	$-	$2,934
BRL	40,211	USD	37,256	7/2/2021	HUS	2,955	-	2,955
BRL	40,211	USD	37,257	7/2/2021	HUS	2,954	-	2,954
BRL	40,211	USD	37,253	7/2/2021	HUS	2,958	-	2,958
BRL	40,211	USD	36,987	7/2/2021	HUS	3,224	-	3,224
BRL	40,211	USD	36,944	7/2/2021	HUS	3,267	-	3,267
BRL	40,211	USD	37,260	7/2/2021	HUS	2,951	-	2,951
BRL	40,211	USD	37,269	7/2/2021	HUS	2,942	-	2,942
BRL	40,211	USD	37,264	7/2/2021	HUS	2,947	-	2,947
BRL	40,211	USD	37,189	7/2/2021	HUS	3,022	-	3,022
BRL	40,211	USD	38,072	7/2/2021	HUS	2,139	-	2,139
BRL	60,316	USD	55,260	7/2/2021	HUS	5,056	-	5,056
BRL	60,316	USD	55,277	7/2/2021	HUS	5,039	-	5,039
BRL	60,316	USD	55,273	7/2/2021	HUS	5,043	-	5,043
BRL	60,316	USD	55,273	7/2/2021	HUS	5,043	-	5,043
BRL	60,316	USD	55,288	7/2/2021	HUS	5,028	-	5,028
BRL	60,316	USD	55,215	7/2/2021	HUS	5,101	-	5,101
BRL	60,316	USD	55,163	7/2/2021	HUS	5,153	-	5,153
BRL	60,316	USD	55,171	7/2/2021	HUS	5,145	-	5,145
BRL	60,316	USD	55,054	7/2/2021	HUS	5,262	-	5,262
BRL	60,316	USD	55,383	7/2/2021	HUS	4,933	-	4,933
BRL	60,316	USD	55,390	7/2/2021	HUS	4,926	-	4,926
BRL	60,316	USD	55,052	7/2/2021	HUS	5,264	-	5,264
BRL	60,316	USD	57,270	7/2/2021	HUS	3,046	-	3,046
BRL	60,316	USD	57,401	7/2/2021	HUS	2,915	-	2,915
BRL	60,316	USD	56,991	7/2/2021	HUS	3,325	-	3,325
BRL	60,316	USD	55,949	7/2/2021	HUS	4,367	-	4,367
BRL	60,316	USD	55,915	7/2/2021	HUS	4,401	-	4,401
BRL	60,316	USD	55,898	7/2/2021	HUS	4,418	-	4,418
BRL	60,316	USD	55,827	7/2/2021	HUS	4,489	-	4,489
BRL	60,316	USD	55,856	7/2/2021	HUS	4,460	-	4,460
BRL	60,316	USD	56,178	7/2/2021	HUS	4,138	-	4,138
BRL	60,316	USD	55,898	7/2/2021	HUS	4,418	-	4,418
BRL	60,316	USD	55,498	7/2/2021	HUS	4,818	-	4,818
BRL	60,316	USD	55,531	7/2/2021	HUS	4,785	-	4,785
BRL	60,316	USD	55,051	7/2/2021	HUS	5,265	-	5,265
BRL	60,316	USD	55,392	7/2/2021	HUS	4,924	-	4,924
BRL	60,316	USD	55,347	7/2/2021	HUS	4,969	-	4,969
BRL	60,316	USD	55,389	7/2/2021	HUS	4,927	-	4,927
BRL	60,316	USD	55,074	7/2/2021	HUS	5,242	-	5,242
BRL	60,316	USD	55,060	7/2/2021	HUS	5,256	-	5,256
BRL	60,316	USD	55,078	7/2/2021	HUS	5,238	-	5,238
BRL	60,316	USD	55,057	7/2/2021	HUS	5,259	-	5,259
BRL	60,316	USD	55,725	7/2/2021	HUS	4,591	-	4,591
BRL	60,316	USD	55,737	7/2/2021	HUS	4,579	-	4,579
BRL	60,316	USD	55,729	7/2/2021	HUS	4,587	-	4,587
BRL	60,316	USD	55,744	7/2/2021	HUS	4,572	-	4,572
BRL	60,316	USD	55,558	7/2/2021	HUS	4,758	-	4,758
BRL	60,316	USD	55,604	7/2/2021	HUS	4,712	-	4,712
BRL	60,316	USD	55,627	7/2/2021	HUS	4,689	-	4,689
BRL	60,316	USD	55,587	7/2/2021	HUS	4,729	-	4,729
BRL	60,316	USD	55,513	7/2/2021	HUS	4,803	-	4,803
BRL	60,316	USD	55,692	7/2/2021	HUS	4,624	-	4,624
BRL	60,316	USD	55,738	7/2/2021	HUS	4,578	-	4,578
BRL	60,316	USD	55,666	7/2/2021	HUS	4,650	-	4,650
BRL	60,316	USD	55,759	7/2/2021	HUS	4,557	-	4,557
BRL	60,316	USD	55,747	7/2/2021	HUS	4,569	-	4,569
BRL	60,316	USD	56,809	7/2/2021	HUS	3,507	-	3,507
BRL	60,316	USD	56,794	7/2/2021	HUS	3,522	-	3,522

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	60,316	USD	56,834	7/2/2021	HUS	$3,482	$-	$3,482
BRL	60,316	USD	57,028	7/2/2021	HUS	3,288	-	3,288
BRL	60,316	USD	57,380	7/2/2021	HUS	2,936	-	2,936
BRL	60,316	USD	56,242	7/2/2021	HUS	4,074	-	4,074
BRL	60,316	USD	55,764	7/2/2021	HUS	4,552	-	4,552
BRL	60,316	USD	55,801	7/2/2021	HUS	4,515	-	4,515
BRL	73,357	USD	68,994	7/2/2021	HUS	4,363	-	4,363
BRL	80,421	USD	73,750	7/2/2021	HUS	6,671	-	6,671
BRL	80,421	USD	73,735	7/2/2021	HUS	6,686	-	6,686
BRL	80,421	USD	73,820	7/2/2021	HUS	6,601	-	6,601
BRL	80,421	USD	73,575	7/2/2021	HUS	6,846	-	6,846
BRL	80,421	USD	73,553	7/2/2021	HUS	6,868	-	6,868
BRL	80,421	USD	73,862	7/2/2021	HUS	6,559	-	6,559
BRL	80,421	USD	73,408	7/2/2021	HUS	7,013	-	7,013
BRL	80,421	USD	73,422	7/2/2021	HUS	6,999	-	6,999
BRL	80,421	USD	73,420	7/2/2021	HUS	7,001	-	7,001
BRL	80,421	USD	75,720	7/2/2021	HUS	4,701	-	4,701
BRL	80,421	USD	75,742	7/2/2021	HUS	4,679	-	4,679
BRL	80,421	USD	76,346	7/2/2021	HUS	4,075	-	4,075
BRL	80,421	USD	74,296	7/2/2021	HUS	6,125	-	6,125
BRL	80,421	USD	74,955	7/2/2021	HUS	5,466	-	5,466
BRL	80,421	USD	78,688	7/2/2021	HUS	1,733	-	1,733
BRL	80,421	USD	74,965	7/2/2021	HUS	5,456	-	5,456
BRL	80,421	USD	73,438	7/2/2021	HUS	6,983	-	6,983
BRL	80,421	USD	73,431	7/2/2021	HUS	6,990	-	6,990
BRL	80,421	USD	74,152	7/2/2021	HUS	6,269	-	6,269
BRL	80,421	USD	74,150	7/2/2021	HUS	6,271	-	6,271
BRL	80,421	USD	74,004	7/2/2021	HUS	6,417	-	6,417
BRL	80,421	USD	74,381	7/2/2021	HUS	6,040	-	6,040
BRL	80,421	USD	74,360	7/2/2021	HUS	6,061	-	6,061
BRL	80,421	USD	74,340	7/2/2021	HUS	6,081	-	6,081
BRL	80,421	USD	74,413	7/2/2021	HUS	6,008	-	6,008
BRL	80,421	USD	75,790	7/2/2021	HUS	4,631	-	4,631
BRL	80,421	USD	76,019	7/2/2021	HUS	4,402	-	4,402
BRL	80,421	USD	76,369	7/2/2021	HUS	4,052	-	4,052
BRL	80,421	USD	76,334	7/2/2021	HUS	4,087	-	4,087
BRL	80,421	USD	74,395	7/2/2021	HUS	6,026	-	6,026
BRL	80,421	USD	74,355	7/2/2021	HUS	6,066	-	6,066
BRL	80,421	USD	74,359	7/2/2021	HUS	6,062	-	6,062
BRL	80,421	USD	76,330	7/2/2021	HUS	4,091	-	4,091
BRL	91,910	USD	84,751	7/2/2021	HUS	7,159	-	7,159
BRL	100,527	USD	92,149	7/2/2021	HUS	8,378	-	8,378
BRL	100,527	USD	92,000	7/2/2021	HUS	8,527	-	8,527
BRL	100,527	USD	91,988	7/2/2021	HUS	8,539	-	8,539
BRL	100,527	USD	91,931	7/2/2021	HUS	8,596	-	8,596
BRL	100,527	USD	91,960	7/2/2021	HUS	8,567	-	8,567
BRL	100,527	USD	92,287	7/2/2021	HUS	8,240	-	8,240
BRL	100,527	USD	92,367	7/2/2021	HUS	8,160	-	8,160
BRL	100,527	USD	91,723	7/2/2021	HUS	8,804	-	8,804
BRL	100,527	USD	91,696	7/2/2021	HUS	8,831	-	8,831
BRL	100,527	USD	91,743	7/2/2021	HUS	8,784	-	8,784
BRL	100,527	USD	94,631	7/2/2021	HUS	5,896	-	5,896
BRL	100,527	USD	94,776	7/2/2021	HUS	5,751	-	5,751
BRL	100,527	USD	93,714	7/2/2021	HUS	6,813	-	6,813
BRL	100,527	USD	92,574	7/2/2021	HUS	7,953	-	7,953
BRL	100,527	USD	92,593	7/2/2021	HUS	7,934	-	7,934
BRL	100,527	USD	93,039	7/2/2021	HUS	7,488	-	7,488
BRL	100,527	USD	94,733	7/2/2021	HUS	5,794	-	5,794
BRL	100,527	USD	95,409	7/2/2021	HUS	5,118	-	5,118

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	100,527	USD	92,119	7/2/2021	HUS	$8,408	$-	$8,408
BRL	100,527	USD	95,440	7/2/2021	HUS	5,087	-	5,087
BRL	100,527	USD	95,424	7/2/2021	HUS	5,103	-	5,103
BRL	100,527	USD	95,424	7/2/2021	HUS	5,103	-	5,103
BRL	114,112	USD	107,901	7/2/2021	HUS	6,211	-	6,211
BRL	120,632	USD	110,570	7/2/2021	HUS	10,062	-	10,062
BRL	120,632	USD	110,524	7/2/2021	HUS	10,108	-	10,108
BRL	120,632	USD	110,736	7/2/2021	HUS	9,896	-	9,896
BRL	120,632	USD	110,359	7/2/2021	HUS	10,273	-	10,273
BRL	120,632	USD	110,368	7/2/2021	HUS	10,264	-	10,264
BRL	120,632	USD	110,360	7/2/2021	HUS	10,272	-	10,272
BRL	120,632	USD	110,701	7/2/2021	HUS	9,931	-	9,931
BRL	120,632	USD	110,818	7/2/2021	HUS	9,814	-	9,814
BRL	120,632	USD	110,723	7/2/2021	HUS	9,909	-	9,909
BRL	120,632	USD	112,539	7/2/2021	HUS	8,093	-	8,093
BRL	120,632	USD	114,027	7/2/2021	HUS	6,605	-	6,605
BRL	120,632	USD	114,502	7/2/2021	HUS	6,130	-	6,130
BRL	120,632	USD	114,534	7/2/2021	HUS	6,098	-	6,098
BRL	120,632	USD	114,003	7/2/2021	HUS	6,629	-	6,629
BRL	120,632	USD	117,998	7/2/2021	HUS	2,634	-	2,634
BRL	120,632	USD	112,399	7/2/2021	HUS	8,233	-	8,233
BRL	120,632	USD	111,021	7/2/2021	HUS	9,611	-	9,611
BRL	120,632	USD	113,642	7/2/2021	HUS	6,990	-	6,990
BRL	120,632	USD	113,669	7/2/2021	HUS	6,963	-	6,963
BRL	120,632	USD	117,893	7/2/2021	HUS	2,739	-	2,739
BRL	120,632	USD	117,857	7/2/2021	HUS	2,775	-	2,775
BRL	120,632	USD	118,229	7/2/2021	HUS	2,403	-	2,403
BRL	120,835	USD	114,002	7/2/2021	HUS	6,833	-	6,833
BRL	135,711	USD	127,681	7/2/2021	HUS	8,030	-	8,030
BRL	140,738	USD	129,264	7/2/2021	HUS	11,474	-	11,474
BRL	140,737	USD	129,253	7/2/2021	HUS	11,484	-	11,484
BRL	140,737	USD	133,006	7/2/2021	HUS	7,731	-	7,731
BRL	140,737	USD	133,603	7/2/2021	HUS	7,134	-	7,134
BRL	140,737	USD	133,328	7/2/2021	HUS	7,409	-	7,409
BRL	140,737	USD	133,343	7/2/2021	HUS	7,394	-	7,394
BRL	140,737	USD	133,358	7/2/2021	HUS	7,379	-	7,379
BRL	140,737	USD	133,396	7/2/2021	HUS	7,341	-	7,341
BRL	140,737	USD	137,906	7/2/2021	HUS	2,831	-	2,831
BRL	140,737	USD	137,893	7/2/2021	HUS	2,844	-	2,844
BRL	140,737	USD	137,893	7/2/2021	HUS	2,844	-	2,844
BRL	140,737	USD	137,973	7/2/2021	HUS	2,764	-	2,764
BRL	140,737	USD	132,310	7/2/2021	HUS	8,427	-	8,427
BRL	140,737	USD	131,516	7/2/2021	HUS	9,221	-	9,221
BRL	140,737	USD	133,562	7/2/2021	HUS	7,175	-	7,175
BRL	140,737	USD	132,550	7/2/2021	HUS	8,187	-	8,187
BRL	140,737	USD	132,580	7/2/2021	HUS	8,157	-	8,157
BRL	140,737	USD	131,220	7/2/2021	HUS	9,517	-	9,517
BRL	140,737	USD	133,603	7/2/2021	HUS	7,134	-	7,134
BRL	140,737	USD	133,702	7/2/2021	HUS	7,035	-	7,035
BRL	140,737	USD	133,577	7/2/2021	HUS	7,160	-	7,160
BRL	144,435	USD	136,431	7/2/2021	HUS	8,004	-	8,004
BRL	150,790	USD	141,934	7/2/2021	HUS	8,856	-	8,856
BRL	151,907	USD	142,398	7/2/2021	HUS	9,509	-	9,509
BRL	160,843	USD	152,707	7/2/2021	HUS	8,136	-	8,136
BRL	160,843	USD	152,695	7/2/2021	HUS	8,148	-	8,148
BRL	160,843	USD	151,912	7/2/2021	HUS	8,931	-	8,931
BRL	160,843	USD	152,666	7/2/2021	HUS	8,177	-	8,177
BRL	160,843	USD	157,245	7/2/2021	HUS	3,598	-	3,598
BRL	160,843	USD	147,509	7/2/2021	HUS	13,334	-	13,334

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	160,843	USD	152,034	7/2/2021	HUS	$8,809	$-	$8,809
BRL	160,843	USD	152,669	7/2/2021	HUS	8,174	-	8,174
BRL	160,843	USD	152,786	7/2/2021	HUS	8,057	-	8,057
BRL	160,843	USD	152,689	7/2/2021	HUS	8,154	-	8,154
BRL	161,386	USD	151,993	7/2/2021	HUS	9,393	-	9,393
BRL	163,991	USD	154,632	7/2/2021	HUS	9,359	-	9,359
BRL	169,778	USD	159,263	7/2/2021	HUS	10,515	-	10,515
BRL	172,332	USD	161,470	7/2/2021	HUS	10,862	-	10,862
BRL	180,948	USD	171,821	7/2/2021	HUS	9,127	-	9,127
BRL	180,948	USD	171,847	7/2/2021	HUS	9,101	-	9,101
BRL	180,948	USD	171,474	7/2/2021	HUS	9,474	-	9,474
BRL	180,948	USD	177,333	7/2/2021	HUS	3,615	-	3,615
BRL	180,948	USD	169,670	7/2/2021	HUS	11,278	-	11,278
BRL	180,948	USD	170,681	7/2/2021	HUS	10,267	-	10,267
BRL	180,948	USD	171,749	7/2/2021	HUS	9,199	-	9,199
BRL	190,844	USD	187,289	7/2/2021	HUS	3,555	-	3,555
BRL	190,844	USD	187,260	7/2/2021	HUS	3,584	-	3,584
BRL	201,054	USD	188,151	7/2/2021	HUS	12,903	-	12,903
BRL	201,054	USD	189,368	7/2/2021	HUS	11,686	-	11,686
BRL	201,054	USD	191,116	7/2/2021	HUS	9,938	-	9,938
BRL	201,054	USD	196,491	7/2/2021	HUS	4,563	-	4,563
BRL	201,054	USD	196,491	7/2/2021	HUS	4,563	-	4,563
BRL	221,159	USD	209,512	7/2/2021	HUS	11,647	-	11,647
BRL	221,159	USD	216,196	7/2/2021	HUS	4,963	-	4,963
BRL	221,159	USD	216,746	7/2/2021	HUS	4,413	-	4,413
BRL	221,159	USD	216,766	7/2/2021	HUS	4,393	-	4,393
BRL	221,159	USD	209,788	7/2/2021	HUS	11,371	-	11,371
BRL	221,159	USD	216,150	7/2/2021	HUS	5,009	-	5,009
BRL	228,223	USD	214,878	7/2/2021	HUS	13,345	-	13,345
BRL	229,776	USD	211,993	7/2/2021	HUS	17,783	-	17,783
BRL	241,264	USD	228,654	7/2/2021	HUS	12,610	-	12,610
BRL	241,264	USD	235,835	7/2/2021	HUS	5,429	-	5,429
BRL	241,264	USD	236,504	7/2/2021	HUS	4,760	-	4,760
BRL	241,264	USD	236,602	7/2/2021	HUS	4,662	-	4,662
BRL	241,264	USD	228,606	7/2/2021	HUS	12,658	-	12,658
BRL	241,264	USD	228,781	7/2/2021	HUS	12,483	-	12,483
BRL	241,264	USD	229,279	7/2/2021	HUS	11,985	-	11,985
BRL	245,924	USD	236,255	7/2/2021	HUS	9,669	-	9,669
BRL	251,317	USD	236,394	7/2/2021	HUS	14,923	-	14,923
BRL	254,668	USD	241,402	7/2/2021	HUS	13,266	-	13,266
BRL	261,370	USD	248,064	7/2/2021	HUS	13,306	-	13,306
BRL	261,370	USD	247,704	7/2/2021	HUS	13,666	-	13,666
BRL	261,370	USD	247,761	7/2/2021	HUS	13,609	-	13,609
BRL	261,370	USD	248,343	7/2/2021	HUS	13,027	-	13,027
BRL	261,370	USD	255,242	7/2/2021	HUS	6,128	-	6,128
BRL	268,071	USD	247,031	7/2/2021	HUS	21,040	-	21,040
BRL	274,427	USD	259,176	7/2/2021	HUS	15,251	-	15,251
BRL	281,475	USD	274,881	7/2/2021	HUS	6,594	-	6,594
BRL	295,109	USD	283,756	7/2/2021	HUS	11,353	-	11,353
BRL	301,580	USD	294,834	7/2/2021	HUS	6,746	-	6,746
BRL	301,580	USD	295,543	7/2/2021	HUS	6,037	-	6,037
BRL	301,580	USD	273,734	7/2/2021	HUS	27,846	-	27,846
BRL	301,580	USD	281,764	7/2/2021	HUS	19,816	-	19,816
BRL	301,580	USD	285,131	7/2/2021	HUS	16,449	-	16,449
BRL	301,580	USD	283,104	7/2/2021	HUS	18,476	-	18,476
BRL	301,580	USD	294,904	7/2/2021	HUS	6,676	-	6,676
BRL	303,037	USD	297,009	7/2/2021	HUS	6,028	-	6,028
BRL	308,101	USD	291,600	7/2/2021	HUS	16,501	-	16,501
BRL	319,858	USD	301,098	7/2/2021	HUS	18,760	-	18,760

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	321,686	USD	315,246	7/2/2021	HUS	$6,440	$-	$6,440
BRL	321,686	USD	315,278	7/2/2021	HUS	6,408	-	6,408
BRL	321,686	USD	292,433	7/2/2021	HUS	29,253	-	29,253
BRL	321,686	USD	315,309	7/2/2021	HUS	6,377	-	6,377
BRL	321,686	USD	315,495	7/2/2021	HUS	6,191	-	6,191
BRL	321,686	USD	301,504	7/2/2021	HUS	20,182	-	20,182
BRL	321,686	USD	304,983	7/2/2021	HUS	16,703	-	16,703
BRL	321,686	USD	315,244	7/2/2021	HUS	6,442	-	6,442
BRL	321,686	USD	315,894	7/2/2021	HUS	5,792	-	5,792
BRL	326,712	USD	307,370	7/2/2021	HUS	19,342	-	19,342
BRL	330,302	USD	309,788	7/2/2021	HUS	20,514	-	20,514
BRL	333,341	USD	326,630	7/2/2021	HUS	6,711	-	6,711
BRL	341,791	USD	334,540	7/2/2021	HUS	7,251	-	7,251
BRL	341,791	USD	334,848	7/2/2021	HUS	6,943	-	6,943
BRL	341,791	USD	314,670	7/2/2021	HUS	27,121	-	27,121
BRL	341,791	USD	313,001	7/2/2021	HUS	28,790	-	28,790
BRL	341,791	USD	324,376	7/2/2021	HUS	17,415	-	17,415
BRL	341,791	USD	334,488	7/2/2021	HUS	7,303	-	7,303
BRL	341,791	USD	333,965	7/2/2021	HUS	7,826	-	7,826
BRL	344,294	USD	330,595	7/2/2021	HUS	13,699	-	13,699
BRL	361,896	USD	353,982	7/2/2021	HUS	7,914	-	7,914
BRL	361,896	USD	339,021	7/2/2021	HUS	22,875	-	22,875
BRL	381,458	USD	359,774	7/2/2021	HUS	21,684	-	21,684
BRL	382,002	USD	357,919	7/2/2021	HUS	24,083	-	24,083
BRL	382,002	USD	372,943	7/2/2021	HUS	9,059	-	9,059
BRL	382,002	USD	373,327	7/2/2021	HUS	8,675	-	8,675
BRL	383,830	USD	361,443	7/2/2021	HUS	22,387	-	22,387
BRL	393,478	USD	378,562	7/2/2021	HUS	14,916	-	14,916
BRL	402,107	USD	395,204	7/2/2021	HUS	6,903	-	6,903
BRL	402,107	USD	394,691	7/2/2021	HUS	7,416	-	7,416
BRL	408,809	USD	387,318	7/2/2021	HUS	21,491	-	21,491
BRL	422,212	USD	395,033	7/2/2021	HUS	27,179	-	27,179
BRL	422,212	USD	412,466	7/2/2021	HUS	9,746	-	9,746
BRL	422,212	USD	414,569	7/2/2021	HUS	7,643	-	7,643
BRL	422,212	USD	414,692	7/2/2021	HUS	7,520	-	7,520
BRL	424,098	USD	416,203	7/2/2021	HUS	7,895	-	7,895
BRL	442,318	USD	435,256	7/2/2021	HUS	7,062	-	7,062
BRL	462,423	USD	432,850	7/2/2021	HUS	29,573	-	29,573
BRL	462,423	USD	453,665	7/2/2021	HUS	8,758	-	8,758
BRL	462,423	USD	439,950	7/2/2021	HUS	22,473	-	22,473
BRL	467,255	USD	448,330	7/2/2021	HUS	18,925	-	18,925
BRL	467,255	USD	448,667	7/2/2021	HUS	18,588	-	18,588
BRL	467,255	USD	448,811	7/2/2021	HUS	18,444	-	18,444
BRL	482,528	USD	453,043	7/2/2021	HUS	29,485	-	29,485
BRL	502,634	USD	470,766	7/2/2021	HUS	31,868	-	31,868
BRL	502,634	USD	493,155	7/2/2021	HUS	9,479	-	9,479
BRL	502,634	USD	491,140	7/2/2021	HUS	11,494	-	11,494
BRL	522,739	USD	489,145	7/2/2021	HUS	33,594	-	33,594
BRL	536,143	USD	493,895	7/2/2021	HUS	42,248	-	42,248
BRL	551,326	USD	540,588	7/2/2021	HUS	10,738	-	10,738
BRL	562,950	USD	541,907	7/2/2021	HUS	21,043	-	21,043
BRL	565,625	USD	543,627	7/2/2021	HUS	21,998	-	21,998
BRL	565,625	USD	543,036	7/2/2021	HUS	22,589	-	22,589
BRL	565,625	USD	543,560	7/2/2021	HUS	22,065	-	22,065
BRL	603,161	USD	588,998	7/2/2021	HUS	14,163	-	14,163
BRL	603,161	USD	594,120	7/2/2021	HUS	9,041	-	9,041
BRL	606,074	USD	593,795	7/2/2021	HUS	12,279	-	12,279
BRL	623,266	USD	584,353	7/2/2021	HUS	38,913	-	38,913
BRL	639,402	USD	614,195	7/2/2021	HUS	25,207	-	25,207

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	643,371	USD	632,561	7/2/2021	HUS	$10,810	$-	$10,810
BRL	643,371	USD	629,185	7/2/2021	HUS	14,186	-	14,186
BRL	666,682	USD	653,561	7/2/2021	HUS	13,121	-	13,121
BRL	680,231	USD	667,232	7/2/2021	HUS	12,999	-	12,999
BRL	713,179	USD	684,631	7/2/2021	HUS	28,548	-	28,548
BRL	743,898	USD	730,058	7/2/2021	HUS	13,840	-	13,840
BRL	743,898	USD	702,299	7/2/2021	HUS	41,599	-	41,599
BRL	804,214	USD	755,037	7/2/2021	HUS	49,177	-	49,177
BRL	804,214	USD	789,344	7/2/2021	HUS	14,870	-	14,870
BRL	804,214	USD	789,453	7/2/2021	HUS	14,761	-	14,761
BRL	824,319	USD	752,210	7/2/2021	HUS	72,109	-	72,109
BRL	824,319	USD	774,372	7/2/2021	HUS	49,947	-	49,947
BRL	878,808	USD	861,597	7/2/2021	HUS	17,211	-	17,211
BRL	884,636	USD	867,611	7/2/2021	HUS	17,025	-	17,025
BRL	904,741	USD	877,525	7/2/2021	HUS	27,216	-	27,216
BRL	944,952	USD	929,957	7/2/2021	HUS	14,995	-	14,995
BRL	1,025,373	USD	982,064	7/2/2021	HUS	43,309	-	43,309
BRL	1,045,478	USD	1,025,054	7/2/2021	HUS	20,424	-	20,424
BRL	1,085,689	USD	1,065,854	7/2/2021	HUS	19,835	-	19,835
BRL	1,105,794	USD	1,088,376	7/2/2021	HUS	17,418	-	17,418
BRL	1,182,195	USD	1,137,848	7/2/2021	HUS	44,347	-	44,347
BRL	1,182,195	USD	1,138,201	7/2/2021	HUS	43,994	-	43,994
BRL	1,182,195	USD	1,137,749	7/2/2021	HUS	44,446	-	44,446
BRL	1,182,195	USD	1,137,820	7/2/2021	HUS	44,375	-	44,375
BRL	1,182,195	USD	1,137,089	7/2/2021	HUS	45,106	-	45,106
BRL	1,206,321	USD	1,187,364	7/2/2021	HUS	18,957	-	18,957
BRL	1,246,532	USD	1,222,880	7/2/2021	HUS	23,652	-	23,652
BRL	1,300,146	USD	1,273,303	7/2/2021	HUS	26,843	-	26,843
BRL	1,347,059	USD	1,320,978	7/2/2021	HUS	26,081	-	26,081
BRL	1,447,585	USD	1,393,458	7/2/2021	HUS	54,127	-	54,127
BRL	1,447,585	USD	1,392,835	7/2/2021	HUS	54,750	-	54,750
BRL	1,447,585	USD	1,392,536	7/2/2021	HUS	55,049	-	55,049
BRL	1,507,901	USD	1,462,644	7/2/2021	HUS	45,257	-	45,257
BRL	1,588,323	USD	1,529,520	7/2/2021	HUS	58,803	-	58,803
BRL	1,588,323	USD	1,528,712	7/2/2021	HUS	59,611	-	59,611
BRL	1,588,323	USD	1,528,623	7/2/2021	HUS	59,700	-	59,700
BRL	1,692,200	USD	1,655,210	7/2/2021	HUS	36,990	-	36,990
BRL	1,692,201	USD	1,655,554	7/2/2021	HUS	36,647	-	36,647
BRL	1,990,430	USD	1,930,690	7/2/2021	HUS	59,740	-	59,740
USD	34,724,694	BRL	35,304,998	7/2/2021	HUS	-	(580,304)	(580,304)
USD	19,897,330	BRL	20,105,352	7/2/2021	HUS	-	(208,022)	(208,022)
USD	19,238,562	BRL	19,626,830	7/2/2021	HUS	-	(388,268)	(388,268)
USD	13,222,194	BRL	13,530,246	7/2/2021	HUS	-	(308,052)	(308,052)
USD	7,371,799	BRL	8,102,457	7/2/2021	HUS	-	(730,658)	(730,658)
USD	6,906,304	BRL	7,053,628	7/2/2021	HUS	-	(147,324)	(147,324)
CNY	463,982	USD	468,980	7/12/2021	HUS	-	(4,998)	(4,998)
CNY	618,643	USD	624,073	7/12/2021	HUS	-	(5,430)	(5,430)
CNY	18,636,626	USD	18,837,838	7/12/2021	HUS	-	(201,212)	(201,212)
USD	11,665,997	CNY	11,676,890	7/12/2021	HUS	-	(10,893)	(10,893)
USD	1,468,463	CNY	1,469,278	7/12/2021	HUS	-	(815)	(815)
USD	1,081,287	CNY	1,082,626	7/12/2021	HUS	-	(1,339)	(1,339)
USD	769,594	CNY	773,304	7/12/2021	HUS	-	(3,710)	(3,710)
USD	768,849	CNY	773,304	7/12/2021	HUS	-	(4,455)	(4,455)
USD	770,674	CNY	773,304	7/12/2021	HUS	-	(2,630)	(2,630)
USD	615,884	CNY	618,643	7/12/2021	HUS	-	(2,759)	(2,759)
USD	616,979	CNY	618,643	7/12/2021	HUS	-	(1,664)	(1,664)
USD	539,691	CNY	541,313	7/12/2021	HUS	-	(1,622)	(1,622)
USD	385,783	CNY	386,652	7/12/2021	HUS	-	(869)	(869)
USD	385,299	CNY	386,652	7/12/2021	HUS	-	(1,353)	(1,353)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	385,539	CNY	386,652	7/12/2021	HUS	$-	$(1,113)	$(1,113)
USD	231,266	CNY	231,991	7/12/2021	HUS	-	(725)	(725)
PHP	51,199	USD	52,293	7/14/2021	HUS	-	(1,094)	(1,094)
KRW	88,791	USD	89,874	7/14/2021	HUS	-	(1,083)	(1,083)
PHP	102,397	USD	104,583	7/14/2021	HUS	-	(2,186)	(2,186)
PHP	153,595	USD	156,877	7/14/2021	HUS	-	(3,282)	(3,282)
PHP	153,595	USD	156,877	7/14/2021	HUS	-	(3,282)	(3,282)
PHP	153,595	USD	156,867	7/14/2021	HUS	-	(3,272)	(3,272)
PHP	153,595	USD	156,877	7/14/2021	HUS	-	(3,282)	(3,282)
KRW	266,373	USD	270,336	7/14/2021	HUS	-	(3,963)	(3,963)
KRW	266,373	USD	270,307	7/14/2021	HUS	-	(3,934)	(3,934)
KRW	355,164	USD	359,578	7/14/2021	HUS	-	(4,414)	(4,414)
KRW	532,747	USD	537,677	7/14/2021	HUS	-	(4,930)	(4,930)
KRW	532,747	USD	540,541	7/14/2021	HUS	-	(7,794)	(7,794)
KRW	577,142	USD	587,873	7/14/2021	HUS	-	(10,731)	(10,731)
PHP	614,382	USD	625,691	7/14/2021	HUS	-	(11,309)	(11,309)
KRW	710,329	USD	715,858	7/14/2021	HUS	-	(5,529)	(5,529)
KRW	710,329	USD	717,225	7/14/2021	HUS	-	(6,896)	(6,896)
KRW	799,120	USD	807,624	7/14/2021	HUS	-	(8,504)	(8,504)
KRW	854,614	USD	868,690	7/14/2021	HUS	-	(14,076)	(14,076)
KRW	1,098,790	USD	1,116,364	7/14/2021	HUS	-	(17,574)	(17,574)
KRW	1,098,790	USD	1,116,666	7/14/2021	HUS	-	(17,876)	(17,876)
KRW	1,154,284	USD	1,169,675	7/14/2021	HUS	-	(15,391)	(15,391)
KRW	1,509,449	USD	1,525,348	7/14/2021	HUS	-	(15,899)	(15,899)
KRW	1,709,228	USD	1,737,631	7/14/2021	HUS	-	(28,403)	(28,403)
KRW	1,775,822	USD	1,809,136	7/14/2021	HUS	-	(33,314)	(33,314)
KRW	1,775,822	USD	1,809,988	7/14/2021	HUS	-	(34,166)	(34,166)
KRW	1,831,316	USD	1,861,126	7/14/2021	HUS	-	(29,810)	(29,810)
KRW	1,953,404	USD	1,980,394	7/14/2021	HUS	-	(26,990)	(26,990)
KRW	2,197,579	USD	2,234,561	7/14/2021	HUS	-	(36,982)	(36,982)
KRW	2,219,777	USD	2,255,605	7/14/2021	HUS	-	(35,828)	(35,828)
KRW	2,375,162	USD	2,419,873	7/14/2021	HUS	-	(44,711)	(44,711)
KRW	2,375,162	USD	2,419,260	7/14/2021	HUS	-	(44,098)	(44,098)
KRW	2,663,733	USD	2,711,963	7/14/2021	HUS	-	(48,230)	(48,230)
KRW	2,663,733	USD	2,712,625	7/14/2021	HUS	-	(48,892)	(48,892)
KRW	3,196,479	USD	3,240,761	7/14/2021	HUS	-	(44,282)	(44,282)
KRW	3,551,644	USD	3,596,702	7/14/2021	HUS	-	(45,058)	(45,058)
KRW	3,729,226	USD	3,774,094	7/14/2021	HUS	-	(44,868)	(44,868)
KRW	4,350,763	USD	4,419,952	7/14/2021	HUS	-	(69,189)	(69,189)
KRW	4,972,301	USD	5,041,797	7/14/2021	HUS	-	(69,496)	(69,496)
KRW	4,972,301	USD	5,062,564	7/14/2021	HUS	-	(90,263)	(90,263)
KRW	5,149,883	USD	5,243,198	7/14/2021	HUS	-	(93,315)	(93,315)
PHP	34,405,372	USD	35,131,009	7/14/2021	HUS	-	(725,637)	(725,637)
USD	15,367,278	PHP	15,359,541	7/14/2021	HUS	7,737	-	7,737
USD	7,785,689	KRW	7,813,616	7/14/2021	HUS	-	(27,927)	(27,927)
USD	7,252,935	KRW	7,280,869	7/14/2021	HUS	-	(27,934)	(27,934)
USD	7,123,065	KRW	7,155,199	7/14/2021	HUS	-	(32,134)	(32,134)
USD	4,077,028	KRW	4,084,390	7/14/2021	HUS	-	(7,362)	(7,362)
USD	3,579,089	KRW	3,587,160	7/14/2021	HUS	-	(8,071)	(8,071)
USD	3,081,141	KRW	3,086,970	7/14/2021	HUS	-	(5,829)	(5,829)
USD	2,800,474	KRW	2,809,027	7/14/2021	HUS	-	(8,553)	(8,553)
USD	2,650,062	KRW	2,663,733	7/14/2021	HUS	-	(13,671)	(13,671)
USD	2,626,190	KRW	2,641,535	7/14/2021	HUS	-	(15,345)	(15,345)
USD	2,521,114	KRW	2,526,846	7/14/2021	HUS	-	(5,732)	(5,732)
USD	2,510,484	KRW	2,524,997	7/14/2021	HUS	-	(14,513)	(14,513)
USD	2,256,549	PHP	2,252,733	7/14/2021	HUS	3,816	-	3,816
USD	2,123,355	KRW	2,136,535	7/14/2021	HUS	-	(13,180)	(13,180)
USD	1,721,125	KRW	1,731,426	7/14/2021	HUS	-	(10,301)	(10,301)
USD	1,610,910	KRW	1,620,437	7/14/2021	HUS	-	(9,527)	(9,527)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	1,553,414	KRW	1,558,284	7/14/2021	HUS	$-	$(4,870)	$(4,870)
USD	1,553,469	KRW	1,558,284	7/14/2021	HUS	-	(4,815)	(4,815)
USD	1,255,132	KRW	1,243,075	7/14/2021	HUS	12,057	-	12,057
USD	1,237,445	PHP	1,228,763	7/14/2021	HUS	8,682	-	8,682
USD	1,230,012	PHP	1,228,763	7/14/2021	HUS	1,249	-	1,249
USD	1,165,334	KRW	1,154,284	7/14/2021	HUS	11,050	-	11,050
USD	1,096,307	KRW	1,098,790	7/14/2021	HUS	-	(2,483)	(2,483)
USD	1,076,426	KRW	1,065,493	7/14/2021	HUS	10,933	-	10,933
USD	1,050,121	KRW	1,053,385	7/14/2021	HUS	-	(3,264)	(3,264)
USD	1,009,135	KRW	1,012,218	7/14/2021	HUS	-	(3,083)	(3,083)
USD	927,529	PHP	921,572	7/14/2021	HUS	5,957	-	5,957
USD	829,944	PHP	819,175	7/14/2021	HUS	10,769	-	10,769
USD	830,202	PHP	819,175	7/14/2021	HUS	11,027	-	11,027
USD	825,031	PHP	819,175	7/14/2021	HUS	5,856	-	5,856
USD	819,806	PHP	819,175	7/14/2021	HUS	631	-	631
USD	818,548	PHP	819,175	7/14/2021	HUS	-	(627)	(627)
USD	774,313	PHP	767,977	7/14/2021	HUS	6,336	-	6,336
USD	768,679	PHP	767,977	7/14/2021	HUS	702	-	702
USD	721,412	PHP	716,779	7/14/2021	HUS	4,633	-	4,633
USD	717,037	PHP	716,779	7/14/2021	HUS	258	-	258
USD	670,006	PHP	665,580	7/14/2021	HUS	4,426	-	4,426
USD	666,502	PHP	665,580	7/14/2021	HUS	922	-	922
USD	666,461	PHP	665,580	7/14/2021	HUS	881	-	881
USD	619,413	PHP	614,382	7/14/2021	HUS	5,031	-	5,031
USD	464,540	PHP	460,786	7/14/2021	HUS	3,754	-	3,754
USD	460,763	PHP	460,786	7/14/2021	HUS	-	(23)	(23)
USD	448,527	KRW	443,955	7/14/2021	HUS	4,572	-	4,572
USD	410,316	PHP	409,588	7/14/2021	HUS	728	-	728
USD	362,822	PHP	358,389	7/14/2021	HUS	4,433	-	4,433
USD	359,031	PHP	358,389	7/14/2021	HUS	642	-	642
USD	358,853	KRW	355,164	7/14/2021	HUS	3,689	-	3,689
USD	306,874	PHP	307,191	7/14/2021	HUS	-	(317)	(317)
USD	306,818	PHP	307,191	7/14/2021	HUS	-	(373)	(373)
USD	306,805	PHP	307,191	7/14/2021	HUS	-	(386)	(386)
USD	269,086	KRW	266,373	7/14/2021	HUS	2,713	-	2,713
USD	269,097	KRW	266,373	7/14/2021	HUS	2,724	-	2,724
USD	269,382	KRW	266,373	7/14/2021	HUS	3,009	-	3,009
USD	255,691	PHP	255,992	7/14/2021	HUS	-	(301)	(301)
USD	255,618	PHP	255,992	7/14/2021	HUS	-	(374)	(374)
USD	255,780	PHP	255,992	7/14/2021	HUS	-	(212)	(212)
USD	255,608	PHP	255,992	7/14/2021	HUS	-	(384)	(384)
USD	256,916	PHP	255,992	7/14/2021	HUS	924	-	924
USD	213,428	KRW	214,461	7/14/2021	HUS	-	(1,033)	(1,033)
USD	204,574	PHP	204,794	7/14/2021	HUS	-	(220)	(220)
USD	204,574	PHP	204,794	7/14/2021	HUS	-	(220)	(220)
USD	205,525	PHP	204,794	7/14/2021	HUS	731	-	731
USD	180,006	KRW	177,582	7/14/2021	HUS	2,424	-	2,424
USD	179,369	KRW	177,582	7/14/2021	HUS	1,787	-	1,787
USD	179,421	KRW	177,582	7/14/2021	HUS	1,839	-	1,839
USD	179,397	KRW	177,582	7/14/2021	HUS	1,815	-	1,815
USD	154,210	PHP	153,595	7/14/2021	HUS	615	-	615
USD	89,705	KRW	88,791	7/14/2021	HUS	914	-	914
USD	51,176	PHP	51,198	7/14/2021	HUS	-	(22)	(22)
USD	51,281	PHP	51,198	7/14/2021	HUS	83	-	83
USD	24,579,200	EUR	24,047,672	7/15/2021	HUS	531,528	-	531,528
USD	7,264,118	KRW	7,191,267	7/15/2021	HUS	72,851	-	72,851
PHP	358,296	USD	362,800	7/23/2021	HUS	-	(4,504)	(4,504)
PHP	409,481	USD	410,332	7/23/2021	HUS	-	(851)	(851)
PHP	1,330,813	USD	1,346,592	7/23/2021	HUS	-	(15,779)	(15,779)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
KRW	710,277	USD	715,544	7/28/2021	HUS	$-	$(5,267)	$(5,267)
USD	4,491,625	KRW	4,528,017	7/28/2021	HUS	-	(36,392)	(36,392)
USD	3,353,642	KRW	3,373,817	7/28/2021	HUS	-	(20,175)	(20,175)
USD	3,171,023	KRW	3,196,247	7/28/2021	HUS	-	(25,224)	(25,224)
USD	3,078,656	KRW	3,107,463	7/28/2021	HUS	-	(28,807)	(28,807)
USD	3,080,146	KRW	3,107,463	7/28/2021	HUS	-	(27,317)	(27,317)
USD	2,907,576	KRW	2,929,893	7/28/2021	HUS	-	(22,317)	(22,317)
USD	2,738,516	KRW	2,752,324	7/28/2021	HUS	-	(13,808)	(13,808)
USD	2,623,688	KRW	2,641,343	7/28/2021	HUS	-	(17,655)	(17,655)
USD	2,384,800	KRW	2,397,185	7/28/2021	HUS	-	(12,385)	(12,385)
USD	2,203,043	KRW	2,219,616	7/28/2021	HUS	-	(16,573)	(16,573)
USD	2,036,876	KRW	2,042,047	7/28/2021	HUS	-	(5,171)	(5,171)
USD	1,934,338	KRW	1,953,262	7/28/2021	HUS	-	(18,924)	(18,924)
USD	1,888,907	KRW	1,899,991	7/28/2021	HUS	-	(11,084)	(11,084)
USD	1,846,266	KRW	1,864,478	7/28/2021	HUS	-	(18,212)	(18,212)
USD	1,678,460	KRW	1,686,908	7/28/2021	HUS	-	(8,448)	(8,448)
USD	1,670,021	KRW	1,686,908	7/28/2021	HUS	-	(16,887)	(16,887)
USD	1,589,166	KRW	1,598,124	7/28/2021	HUS	-	(8,958)	(8,958)
USD	1,206,663	KRW	1,213,390	7/28/2021	HUS	-	(6,727)	(6,727)
USD	1,149,161	KRW	1,154,200	7/28/2021	HUS	-	(5,039)	(5,039)
USD	965,254	KRW	970,712	7/28/2021	HUS	-	(5,458)	(5,458)
USD	903,968	KRW	910,043	7/28/2021	HUS	-	(6,075)	(6,075)
USD	705,841	KRW	710,277	7/28/2021	HUS	-	(4,436)	(4,436)
USD	618,091	KRW	621,493	7/28/2021	HUS	-	(3,402)	(3,402)
USD	264,814	KRW	266,354	7/28/2021	HUS	-	(1,540)	(1,540)
USD	264,159	KRW	266,354	7/28/2021	HUS	-	(2,195)	(2,195)
USD	175,935	KRW	177,569	7/28/2021	HUS	-	(1,634)	(1,634)
USD	176,061	KRW	177,569	7/28/2021	HUS	-	(1,508)	(1,508)
USD	176,510	KRW	177,569	7/28/2021	HUS	-	(1,059)	(1,059)
USD	175,828	KRW	177,569	7/28/2021	HUS	-	(1,741)	(1,741)
USD	176,496	KRW	177,569	7/28/2021	HUS	-	(1,073)	(1,073)
USD	87,997	KRW	88,785	7/28/2021	HUS	-	(788)	(788)
USD	87,985	KRW	88,785	7/28/2021	HUS	-	(800)	(800)
USD	88,011	KRW	88,785	7/28/2021	HUS	-	(774)	(774)
USD	87,915	KRW	88,785	7/28/2021	HUS	-	(870)	(870)
CNY	386,208	USD	389,081	7/29/2021	HUS	-	(2,873)	(2,873)
CNY	8,110,363	USD	8,171,550	7/29/2021	HUS	-	(61,187)	(61,187)
BRL	40,074	USD	39,568	8/3/2021	HUS	506	-	506
BRL	100,186	USD	99,700	8/3/2021	HUS	486	-	486
BRL	200,372	USD	196,058	8/3/2021	HUS	4,314	-	4,314
BRL	260,483	USD	255,678	8/3/2021	HUS	4,805	-	4,805
BRL	280,520	USD	278,866	8/3/2021	HUS	1,654	-	1,654
BRL	320,595	USD	313,841	8/3/2021	HUS	6,754	-	6,754
BRL	348,720	USD	343,769	8/3/2021	HUS	4,951	-	4,951
BRL	360,669	USD	352,736	8/3/2021	HUS	7,933	-	7,933
BRL	448,354	USD	442,321	8/3/2021	HUS	6,033	-	6,033
BRL	541,004	USD	528,487	8/3/2021	HUS	12,517	-	12,517
BRL	597,806	USD	588,220	8/3/2021	HUS	9,586	-	9,586
BRL	697,440	USD	686,868	8/3/2021	HUS	10,572	-	10,572
BRL	700,044	USD	688,246	8/3/2021	HUS	11,798	-	11,798
BRL	797,075	USD	786,869	8/3/2021	HUS	10,206	-	10,206
BRL	797,075	USD	786,156	8/3/2021	HUS	10,919	-	10,919
BRL	846,892	USD	832,901	8/3/2021	HUS	13,991	-	13,991
BRL	881,635	USD	864,260	8/3/2021	HUS	17,375	-	17,375
BRL	981,821	USD	959,415	8/3/2021	HUS	22,406	-	22,406
BRL	1,021,895	USD	1,002,555	8/3/2021	HUS	19,340	-	19,340
BRL	1,102,044	USD	1,084,535	8/3/2021	HUS	17,509	-	17,509
BRL	1,102,044	USD	1,071,832	8/3/2021	HUS	30,212	-	30,212
BRL	1,145,795	USD	1,129,559	8/3/2021	HUS	16,236	-	16,236

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	1,182,193	USD	1,155,006	8/3/2021	HUS	$27,187	$-	$27,187
BRL	1,195,612	USD	1,175,851	8/3/2021	HUS	19,761	-	19,761
BRL	1,195,612	USD	1,180,377	8/3/2021	HUS	15,235	-	15,235
BRL	1,282,379	USD	1,246,883	8/3/2021	HUS	35,496	-	35,496
BRL	1,295,247	USD	1,276,679	8/3/2021	HUS	18,568	-	18,568
BRL	1,402,602	USD	1,363,805	8/3/2021	HUS	38,797	-	38,797
BRL	1,494,515	USD	1,471,121	8/3/2021	HUS	23,394	-	23,394
BRL	1,627,130	USD	1,599,099	8/3/2021	HUS	28,031	-	28,031
BRL	2,945,463	USD	2,955,790	8/3/2021	HUS	-	(10,327)	(10,327)
BRL	3,102,898	USD	3,049,689	8/3/2021	HUS	53,209	-	53,209
BRL	3,726,913	USD	3,667,525	8/3/2021	HUS	59,388	-	59,388
BRL	7,029,706	USD	6,883,674	8/3/2021	HUS	146,032	-	146,032
BRL	13,484,359	USD	13,179,159	8/3/2021	HUS	305,200	-	305,200
BRL	19,560,267	USD	19,175,566	8/3/2021	HUS	384,701	-	384,701
BRL	20,037,166	USD	19,833,006	8/3/2021	HUS	204,160	-	204,160
BRL	35,185,263	USD	34,611,420	8/3/2021	HUS	573,843	-	573,843
USD	1,228,610	BRL	1,242,304	8/3/2021	HUS	-	(13,694)	(13,694)
USD	812,153	BRL	821,524	8/3/2021	HUS	-	(9,371)	(9,371)
USD	562,719	BRL	561,041	8/3/2021	HUS	1,678	-	1,678
USD	321,608	BRL	320,595	8/3/2021	HUS	1,013	-	1,013
CLP	1,156,301	USD	1,170,944	8/10/2021	HUS	-	(14,643)	(14,643)
CLP	1,224,319	USD	1,239,652	8/10/2021	HUS	-	(15,333)	(15,333)
CLP	1,496,390	USD	1,515,006	8/10/2021	HUS	-	(18,616)	(18,616)
CLP	23,126,024	USD	24,228,604	8/10/2021	HUS	-	(1,102,580)	(1,102,580)
USD	9,438,939	CLP	9,250,410	8/10/2021	HUS	188,529	-	188,529
USD	3,492,717	CLP	3,536,921	8/10/2021	HUS	-	(44,204)	(44,204)
USD	3,355,594	CLP	3,264,850	8/10/2021	HUS	90,744	-	90,744
USD	2,037,463	CLP	2,040,532	8/10/2021	HUS	-	(3,069)	(3,069)
USD	1,848,530	CLP	1,836,478	8/10/2021	HUS	12,052	-	12,052
USD	1,347,777	CLP	1,389,927	8/10/2021	HUS	-	(42,150)	(42,150)
USD	1,348,136	CLP	1,389,927	8/10/2021	HUS	-	(41,791)	(41,791)
USD	1,360,359	CLP	1,360,354	8/10/2021	HUS	5	-	5
USD	1,369,600	CLP	1,360,354	8/10/2021	HUS	9,246	-	9,246
USD	1,369,469	CLP	1,360,354	8/10/2021	HUS	9,115	-	9,115
USD	1,293,292	CLP	1,292,337	8/10/2021	HUS	955	-	955
USD	1,224,290	CLP	1,224,319	8/10/2021	HUS	-	(29)	(29)
USD	1,224,557	CLP	1,224,319	8/10/2021	HUS	238	-	238
USD	1,223,574	CLP	1,224,319	8/10/2021	HUS	-	(745)	(745)
USD	1,157,864	CLP	1,156,301	8/10/2021	HUS	1,563	-	1,563
USD	1,018,468	CLP	1,020,266	8/10/2021	HUS	-	(1,798)	(1,798)
USD	949,874	CLP	952,248	8/10/2021	HUS	-	(2,374)	(2,374)
USD	952,135	CLP	952,248	8/10/2021	HUS	-	(113)	(113)
USD	882,013	CLP	884,230	8/10/2021	HUS	-	(2,217)	(2,217)
USD	748,636	CLP	748,195	8/10/2021	HUS	441	-	441
USD	748,075	CLP	748,195	8/10/2021	HUS	-	(120)	(120)
USD	678,960	CLP	680,177	8/10/2021	HUS	-	(1,217)	(1,217)
USD	612,503	CLP	612,159	8/10/2021	HUS	344	-	344
USD	612,153	CLP	612,159	8/10/2021	HUS	-	(6)	(6)
USD	612,945	CLP	612,159	8/10/2021	HUS	786	-	786
USD	612,569	CLP	612,159	8/10/2021	HUS	410	-	410
USD	612,128	CLP	612,159	8/10/2021	HUS	-	(31)	(31)
USD	544,233	CLP	544,142	8/10/2021	HUS	91	-	91
USD	476,132	CLP	476,124	8/10/2021	HUS	8	-	8
USD	476,411	CLP	476,124	8/10/2021	HUS	287	-	287
USD	404,560	CLP	416,978	8/10/2021	HUS	-	(12,418)	(12,418)
USD	407,431	CLP	408,106	8/10/2021	HUS	-	(675)	(675)
USD	339,462	CLP	340,089	8/10/2021	HUS	-	(627)	(627)
USD	340,067	CLP	340,089	8/10/2021	HUS	-	(22)	(22)
USD	339,919	CLP	340,089	8/10/2021	HUS	-	(170)	(170)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	341,339	CLP	340,089	8/10/2021	HUS	$1,250	$-	$1,250
COP	398,907	USD	415,876	8/12/2021	HUS	-	(16,969)	(16,969)
CNY	463,024	USD	462,791	8/12/2021	HUS	233	-	233
COP	598,361	USD	622,755	8/12/2021	HUS	-	(24,394)	(24,394)
COP	598,361	USD	623,157	8/12/2021	HUS	-	(24,796)	(24,796)
COP	797,814	USD	831,626	8/12/2021	HUS	-	(33,812)	(33,812)
COP	1,046,435	USD	1,069,543	8/12/2021	HUS	-	(23,108)	(23,108)
COP	1,453,382	USD	1,485,150	8/12/2021	HUS	-	(31,768)	(31,768)
CNY	11,652,775	USD	11,637,586	8/12/2021	HUS	15,189	-	15,189
USD	2,486,806	COP	2,499,818	8/12/2021	HUS	-	(13,012)	(13,012)
USD	990,382	COP	997,268	8/12/2021	HUS	-	(6,886)	(6,886)
USD	792,197	COP	797,814	8/12/2021	HUS	-	(5,617)	(5,617)
USD	594,307	COP	598,361	8/12/2021	HUS	-	(4,054)	(4,054)
USD	572,157	COP	585,064	8/12/2021	HUS	-	(12,907)	(12,907)
PHP	15,343,279	USD	15,336,483	8/16/2021	HUS	6,796	-	6,796
USD	1,817,870	PEN	1,822,957	8/3/2021	RBS	-	(5,087)	(5,087)
USD	715,438	PEN	716,162	8/3/2021	RBS	-	(724)	(724)
USD	650,279	PEN	651,056	8/3/2021	RBS	-	(777)	(777)
USD	520,278	PEN	520,845	8/3/2021	RBS	-	(567)	(567)
USD	389,904	PEN	390,634	8/3/2021	RBS	-	(730)	(730)

						$7,734,438	$(8,629,590)	$(895,152)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
CBK	Citibank, N.A.
HUS	HSBC Bank (USA)
RBS	Royal Bank of Scotland PLC

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
KRW	South Korean Won
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
TWD	Taiwan Dollar
USD	United States Dollar

Index Abbreviations:
CAC40	Euronet Paris-French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index.
FTSE/MIB	Borsa Italiana-Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
MSCI EAFE	Morgan Stanley Capital International-Europe, Australasia, and Far East.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Russell 2000	U.S. Small-Cap Stock Market Index.
S&P 500 Index	U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
SPI 200	Australian Equity Market Index Future.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
JSE	Johannesburg Stock Exchange.
LME	London Metal Exchange.
SGX	Singapore Stock Exchange.

Other Abbreviations:
Bobl	Medium term debt that is issued by the Federal Republic of Germany.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
EURIBOR	Euro Interbank Offered Rate.
GILT	Bank of England Bonds.
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending.
Sugar#11	World Benchmark for raw sugar.
ULSD	Ultra-low-sulfur diesel.
WTI	West Texas Intermediate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2021, the investments were classified as described below:

AHL Managed Futures Strategy Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$-	$1,459,811,408	$-	$1,459,811,408

Total Investments in Securities - Assets	$-	$1,459,811,408	$-	$1,459,811,408

Financial Derivative Instruments - Assets
Futures Contracts	$29,241,523	$4,795,335	$-	$34,036,858
Forward Foreign Currency Contracts	-	7,734,438	-	7,734,438

Total Financial Derivative Instruments - Assets	$29,241,523	$12,529,773	$-	$41,771,296

Financial Derivative Instruments - Liabilities
Futures Contracts	$(16,466,597)	$-	$-	$(16,466,597)
Forward Foreign Currency Contracts	-	(8,629,590)	-	(8,629,590)

Total Financial Derivative Instruments - Liabilities	$(16,466,597)	$(8,629,590)	$-	$(25,096,187)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2021, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

	Principal Amount*		Fair Value

FOREIGN SOVEREIGN OBLIGATIONS - 35.27%
Deutsche Bundesrepublik Inflation-Linked Bond, 0.500%, Due 4/15/2030, Series I/LA B C	EUR	67,774,430	$96,926,465
French Republic Government Bond OAT, 0.700%, Due 7/25/2030, Series OATEB C D	EUR	60,854,060	87,159,297
United Kingdom Gilt Inflation-Linked, 0.125%, Due 3/22/2029, Series 3MOB C	GBP	70,987,280	122,410,831

Total Foreign Sovereign Obligations (Cost $309,911,740)			306,496,593

U.S. TREASURY OBLIGATIONS - 28.12%
United States Treasury Inflation-Protected Security,
0.125%, Due 10/15/2025C		$70,997,550	77,266,227
0.125%, Due 4/15/2026C		24,432,960	26,582,297
0.125%, Due 7/15/2030C		84,345,300	93,110,402
0.125%, Due 1/15/2031C		43,075,200	47,434,881

Total U.S. Treasury Obligations (Cost $243,837,405)			244,393,807

SHORT-TERM INVESTMENTS - 18.21%

U.S. Treasury Obligations - 18.21%
U.S. Treasury Bills,
0.029%, Due 9/2/2021A		23,300,000	23,298,002
0.025%, Due 11/12/2021		50,000,000	49,990,136
0.017%, Due 11/18/2021A		75,000,000	74,985,417
0.046%, Due 12/16/2021A		10,000,000	9,997,597

Total Short-Term Investments (Cost $158,288,092)			158,271,152

TOTAL INVESTMENTS - 81.60% (Cost $712,037,237)			709,161,552
OTHER ASSETS, NET OF LIABILITIES - 18.40%			159,869,765

TOTAL NET ASSETS - 100.00%			$869,031,317

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A All or a portion represents positions held by the American Beacon Cayman TargetRisk Co, Ltd.

B Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

C Inflation-Indexed Note.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $87,159,297 or 10.03% of net assets. The Fund has no right to demand registration of these securities.

GILT - Bank of England Bonds.

OAT - Obligations Assimilables du Trésor.

Long Futures Contracts Open on June 30, 2021:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	109	July 2021	$18,908,701	$18,852,709	$(55,992)
CAC40 Index Futures	236	July 2021	18,555,870	18,203,399	(352,471)
DAX Index Futures	49	September 2021	22,793,666	22,555,102	(238,564)
Euro Stoxx 50 Index Futures	754	September 2021	36,786,950	36,258,425	(528,525)
FTSE 100 Index Futures	398	September 2021	38,869,170	38,431,379	(437,791)
FTSE China A50 Index Futures	964	July 2021	16,721,560	16,677,200	(44,360)
FTSE Taiwan Index Futures	170	July 2021	10,234,370	10,371,700	137,330
FTSE/JSE Top 40 Index Futures	112	September 2021	4,799,176	4,696,157	(103,019)
FTSE/MIB Index Futures	121	September 2021	18,317,252	17,937,340	(379,912)
Hang Seng Index Futures	75	July 2021	13,969,063	13,827,711	(141,352)
HSCEI Futures	185	July 2021	12,767,693	12,593,763	(173,930)

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Equity Futures Contracts (Continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
iShares STOXX Europe 600 UCITS ETF	49	September 2021	$990,820	$980,177	$(10,643)
KOSPI 200 Index Futures	215	September 2021	20,624,406	20,945,866	321,460
MSCI SING IX ETS Futures	353	July 2021	9,305,158	9,330,992	25,834
NASDAQ 100 E-Mini Futures	163	September 2021	45,347,381	47,429,740	2,082,359
Nikkei 225 (SGX) Futures	278	September 2021	36,212,903	35,958,954	(253,949)
OMXS30 ESG Futures	23	July 2021	590,237	589,976	(261)
OMXS30 Index Futures	823	July 2021	21,997,401	21,791,262	(206,139)
S&P 500 E-Mini Index Futures	12	September 2021	2,170,937	2,199,600	28,663
S&P 500 E-Mini Index Futures	413	September 2021	87,076,506	88,559,590	1,483,084
S&P/TSX 60 Index Futures	258	September 2021	49,503,425	50,063,988	560,563
SGX NIFTY 50 Index Futures	76	July 2021	2,402,745	2,393,544	(9,201)
SPI 200 Futures	220	September 2021	29,696,321	29,792,894	96,573
TOPIX Index Futures	314	September 2021	55,320,971	54,917,143	(403,828)

			$573,962,682	$575,358,611	$1,395,929

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Australian 10-Year Bond Futures	713	September 2021	$75,284,141	$75,495,792	$211,651
Australian 3-Year Bond Futures	21	September 2021	1,832,751	1,834,549	1,798
Canadian 10-Year Bond Futures	392	September 2021	45,583,465	46,017,941	434,476
Euro OAT Futures	458	September 2021	86,068,136	86,370,419	302,283
Euro-Bobl Futures	29	September 2021	4,611,395	4,612,983	1,588
Euro-BTP Futures	387	September 2021	69,033,356	69,479,823	446,467
Euro-Bund Futures	477	September 2021	97,083,419	97,628,701	545,282
Euro-Buxl 30-Year Bond Futures	295	September 2021	70,193,763	71,092,598	898,835
Japanese 10-Year Government Bond Futures	123	September 2021	167,803,789	167,945,182	141,393
Korea 10-Year Government Bond Futures	450	September 2021	50,283,563	50,264,618	(18,945)
Korea 3-Year Government Bond Futures	18	September 2021	1,765,092	1,757,723	(7,369)
Long GILT Futures	472	September 2021	83,058,588	83,638,743	580,155
U.S. Long Bond Futures	492	September 2021	76,931,849	79,089,000	2,157,151
U.S. Treasury 10-Year Note Futures	726	September 2021	95,686,879	96,195,000	508,121
U.S. Treasury 2-Year Note Futures	19	September 2021	4,192,718	4,186,086	(6,632)
U.S. Treasury 5-Year Note Futures	45	September 2021	5,566,547	5,554,336	(12,211)
U.S. Ultra Bond Futures	1,190	September 2021	221,424,646	229,298,125	7,873,479

			$1,156,404,097	$1,170,461,619	$14,057,522

Centrally Cleared Swap Agreements Outstanding on June 30, 2021:

Credit Default Swaps on Credit Indices - Sell Protection(1)
Index/Tranches	Fixed Rate (%)	Payment Frequency	Expiration Date	Implied Credit Spread at 6/30/2021(2) (%)	Curr	Notional Amount(3) (000s)	Premiums Paid (Received)	Fair Value(4)	Unrealized Appreciation (Depreciation)
iTraxx Europe Senior Financials	1.00	Quarterly	6/20/2026	0.4700	EUR	5,000	$157,317	$158,943	$1,626
Markit CDX NA.HY-31 5-Year Index Version 1	5.00	Quarterly	6/20/2026	2.9290	USD	5,000	511,250	516,017	4,767
iTraxx Europe Senior Financials	1.00	Quarterly	6/20/2026	0.4700	EUR	170,000	5,507,313	5,428,129	(79,184)
Markit CDX NA.HY-31 5-Year Index Version 1	5.00	Quarterly	6/20/2026	2.9290	USD	110,000	11,326,108	11,367,654	41,546
iTraxx Europe Senior Financials	5.00	Quarterly	6/20/2026	2.3800	EUR	75,000	11,312,882	11,184,526	(128,356)
Markit CDX NA.HY-31 5-Year Index Version 1	1.00	Quarterly	6/20/2026	0.4900	USD	225,000	5,664,019	5,769,079	105,060

							$34,478,889	$34,424,348	$(54,541)

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

OTC Swap Agreements Outstanding on June 30, 2021:

Total Return Swap Agreements
Pay/Receive Floating Rate	Description	Reference Entity	Counter- party	Floating Rate	Payment Frequency	Expiration Date	Reference Quantity	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	1-Month USD-LIBOR	BBUXALC INDEX	JPM	0.000%	Monthly	7/6/2021	1,495,000	177,456,806	$(14,208)	$3,070,430

									$(14,208)	$3,070,430

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4) The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Contracts Open on June 30, 2021:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ZAR	279,659	USD	289,292	7/15/2021	SSB	$-	$(9,633)	$(9,633)
SGD	371,830	USD	376,797	7/15/2021	SSB	-	(4,967)	(4,967)
CAD	403,352	USD	410,175	7/15/2021	SSB	-	(6,823)	(6,823)
GBP	553,342	USD	562,338	7/15/2021	SSB	-	(8,996)	(8,996)
JPY	900,223	USD	908,640	7/15/2021	SSB	-	(8,417)	(8,417)
EUR	2,214,207	USD	2,234,455	7/15/2021	SSB	-	(20,248)	(20,248)
JPY	2,220,580	USD	2,225,470	7/15/2021	SSB	-	(4,890)	(4,890)
EUR	2,405,339	USD	2,423,155	7/15/2021	SSB	-	(17,816)	(17,816)
EUR	3,068,043	USD	3,089,391	7/15/2021	SSB	-	(21,348)	(21,348)
EUR	4,583,962	USD	4,599,780	7/15/2021	SSB	-	(15,818)	(15,818)
USD	126,783,249	GBP	124,226,437	7/15/2021	SSB	2,556,812	-	2,556,812
USD	106,771,482	EUR	104,211,012	7/15/2021	SSB	2,560,470	-	2,560,470
USD	99,451,500	EUR	97,066,569	7/15/2021	SSB	2,384,931	-	2,384,931
USD	7,527,909	EUR	7,360,782	7/15/2021	SSB	167,127	-	167,127
USD	2,016,066	JPY	2,007,533	7/15/2021	SSB	8,533	-	8,533
USD	1,605,117	HKD	1,604,686	7/15/2021	SSB	431	-	431
USD	1,589,168	EUR	1,551,058	7/15/2021	SSB	38,110	-	38,110
USD	1,586,551	EUR	1,543,624	7/15/2021	SSB	42,927	-	42,927
USD	1,543,905	EUR	1,539,215	7/15/2021	SSB	4,690	-	4,690
USD	1,544,295	EUR	1,536,491	7/15/2021	SSB	7,804	-	7,804
USD	1,514,071	EUR	1,506,233	7/15/2021	SSB	7,838	-	7,838
USD	1,258,615	EUR	1,254,846	7/15/2021	SSB	3,769	-	3,769
USD	851,996	EUR	830,253	7/15/2021	SSB	21,743	-	21,743
USD	745,097	AUD	744,389	7/15/2021	SSB	708	-	708
USD	643,304	JPY	638,038	7/15/2021	SSB	5,266	-	5,266
USD	617,687	GBP	615,778	7/15/2021	SSB	1,909	-	1,909
USD	555,443	GBP	554,610	7/15/2021	SSB	833	-	833
USD	335,160	CAD	335,601	7/15/2021	SSB	-	(441)	(441)
USD	318,772	EUR	311,854	7/15/2021	SSB	6,918	-	6,918
USD	241,287	EUR	239,308	7/15/2021	SSB	1,979	-	1,979

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	220,448	HKD	220,453	7/15/2021	SSB	$-	$(5)	$(5)
USD	208,436	HKD	208,475	7/15/2021	SSB	-	(39)	(39)
USD	202,567	EUR	201,982	7/15/2021	SSB	585	-	585
USD	143,421	SEK	143,951	7/15/2021	SSB	-	(530)	(530)
USD	136,079	JPY	135,065	7/15/2021	SSB	1,014	-	1,014
USD	101,266	HKD	101,235	7/15/2021	SSB	31	-	31
USD	101,212	JPY	100,905	7/15/2021	SSB	307	-	307
USD	79,543	JPY	79,130	7/15/2021	SSB	413	-	413
USD	65,039	HKD	65,011	7/15/2021	SSB	28	-	28
USD	64,438	HKD	64,399	7/15/2021	SSB	39	-	39
USD	61,043	ZAR	61,175	7/15/2021	SSB	-	(132)	(132)
USD	48,905	AUD	48,496	7/15/2021	SSB	409	-	409
USD	24,300	SGD	24,288	7/15/2021	SSB	12	-	12
USD	20,539	ZAR	20,668	7/15/2021	SSB	-	(129)	(129)
USD	14,754	EUR	14,444	7/15/2021	SSB	310	-	310
USD	7,899	SGD	7,898	7/15/2021	SSB	1	-	1

						$7,825,947	$(120,232)	$7,705,715

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
JPM	JPMorgan Chase Bank, N.A.
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
BBUXALC	Bloomberg Commodity ex-Agriculture and Livestock Capped Index.
CAC40	Euronet Paris-French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
ETF	Exchange-Traded Fund.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE China A50	Financial Times Stock Exchange China A50 Index.
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index.
FTSE/MIB	Borsa Italiana-Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
MSCI SING IX ETS	Morgan Stanley Capital International Singapore Exchange-Traded Funds.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
S&P 500	U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
SGX NIFTY	Singapore Stock Exchange NIFTY.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

Index Abbreviations (continued):
SPI 200	Australian Equity Market Index Future.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.
UCITS	Undertaking for Collective Investments in Transferable Securities.

Exchange Abbreviations:
JSE	Johannesburg Stock Exchange.
SGX	Singapore Stock Exchange.
OTC	Over-the-Counter.

Other Abbreviations:
BTP	Buoni del Tesoro Poliennali.
Bobl	Medium term debt that is issued by the Federal Republic of Germany.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
CDX	Credit Default Swap Index.
iTraxx	Credit Default Swap Index.
LIBOR	London Interbank Offered Rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2021, the investments were classified as described below:

AHL TargetRisk Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Sovereign Obligations	$-	$306,496,593	$-	$306,496,593
U.S. Treasury Obligations	-	244,393,807	-	244,393,807
Short-Term Investments	-	158,271,152	-	158,271,152

Total Investments in Securities - Assets	$-	$709,161,552	$-	$709,161,552

Financial Derivative Instruments - Assets
Futures Contracts	$18,838,545	$-	$-	$18,838,545
Swap Contract Agreements	-	3,223,429	-	3,223,429
Forward Foreign Currency Contracts	-	7,825,947	-	7,825,947

Total Financial Derivative Instruments - Assets	$18,838,545	$11,049,376	$-	$29,887,921

Financial Derivative Instruments - Liabilities
Futures Contracts	$(3,385,094)	$-	$-	$(3,385,094)
Swap Contract Agreements	-	(207,540)	-	(207,540)
Forward Foreign Currency Contracts	-	(120,232)	-	(120,232)

Total Financial Derivative Instruments - Liabilities	$(3,385,094)	$(327,772)	$-	$(3,712,866)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2021, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Principal Amount	Fair Value

SHORT-TERM INVESTMENTS - 87.06%

U.S. Treasury Obligations - 87.06%
U.S. Treasury Bills,
0.042%, Due 7/22/2021	$1,250,000	$1,249,967
0.050%, Due 8/5/2021	1,500,000	1,499,936
0.062%, Due 8/26/2021	1,500,000	1,499,901
0.031%, Due 10/7/2021	1,750,000	1,749,774
0.012%, Due 11/12/2021	1,500,000	1,499,704
0.030%, Due 11/26/2021	1,500,000	1,499,673

Total Short-Term Investments (Cost $8,999,378)		8,998,955

TOTAL INVESTMENTS - 87.06% (Cost $8,999,378)		8,998,955
OTHER ASSETS, NET OF LIABILITIES - 12.94%		1,337,702

TOTAL NET ASSETS - 100.00%		$10,336,657

Percentages are stated as a percent of net assets.

Long Futures Contracts Open on June 30, 2021:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	2	July 2021	$347,188	$345,921	$(1,267)
CAC40 Index Futures	4	July 2021	314,649	308,532	(6,117)
DAX Index Futures	1	September 2021	465,451	460,308	(5,143)
Euro Stoxx 50 Index Futures	13	September 2021	634,696	625,145	(9,551)
FTSE 100 Index Futures	8	September 2021	781,758	772,490	(9,268)
FTSE China A50 Index Futures	13	July 2021	225,186	224,900	(286)
FTSE Taiwan Index Futures	2	July 2021	120,248	122,020	1,772
FTSE/JSE Top 40 Index Futures	2	September 2021	85,233	83,860	(1,373)
FTSE/MIB Index Futures	3	September 2021	454,623	444,727	(9,896)
Hang Seng Index Futures	1	July 2021	187,467	184,370	(3,097)
HSCEI Futures	2	July 2021	137,662	136,149	(1,513)
iShares STOXX Europe 600 UCITS ETF	1	September 2021	20,229	20,004	(225)
KOSPI 200 Index Futures	3	September 2021	287,684	292,268	4,584
MSCI SING IX ETS Futures	5	July 2021	131,749	132,167	418
NASDAQ 100 E-Mini Futures	2	September 2021	555,123	581,960	26,837
Nikkei 225 (SGX) Futures	5	September 2021	647,226	646,744	(482)
OMXS30 ESG Futures	1	July 2021	25,660	25,651	(9)
OMXS30 Index Futures	18	July 2021	481,293	476,601	(4,692)
S&P 500 E-Mini Index Futures	6	September 2021	1,264,445	1,286,580	22,135
S&P/TSX 60 Index Futures	4	September 2021	766,676	776,186	9,510
SGX NIFTY 50 Index Futures	1	July 2021	31,708	31,494	(214)
SPI 200 Futures	3	September 2021	404,916	406,267	1,351
TOPIX Index Futures	5	September 2021	881,250	874,477	(6,773)

			$9,252,120	$9,258,821	$6,701

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Australian 10-Year Bond Futures	11	September 2021	$1,161,467	$1,164,732	$3,265
Canadian 10-Year Bond Futures	6	September 2021	697,549	704,356	6,807
Euro OAT Futures	8	September 2021	1,503,691	1,508,654	4,963
Euro-BTP Futures	8	September 2021	1,428,664	1,436,275	7,611
Euro-Bund Futures	8	September 2021	1,628,081	1,637,379	9,298
Euro-Buxl 30-Year Bond Futures	5	September 2021	1,191,467	1,204,959	13,492
Japanese 10-Year Government Bond Futures	2	September 2021	2,730,530	2,730,816	286
Korea 10-Year Government Bond Futures	6	September 2021	670,905	670,195	(710)

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

Interest Rate Futures Contracts (Continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Long GILT Futures	9	September 2021	$1,584,502	$1,594,806	$10,304
U.S. Long Bond Futures	8	September 2021	1,249,906	1,286,000	36,094
U.S. Treasury 10-Year Note Futures	12	September 2021	1,581,594	1,590,000	8,406
U.S. Treasury 5-Year Note Futures	1	September 2021	123,608	123,430	(178)
U.S. Ultra Bond Futures	20	September 2021	3,717,906	3,853,750	135,844

			$19,269,870	$19,505,352	$235,482

Forward Foreign Currency Contracts Open on June 30, 2021:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	264,918	EUR	258,565	7/15/2021	SSB	$6,353	$-	$6,353
USD	85,823	JPY	84,729	7/15/2021	SSB	1,094	-	1,094
USD	84,765	AUD	82,500	7/15/2021	SSB	2,265	-	2,265
USD	80,474	GBP	78,851	7/15/2021	SSB	1,623	-	1,623

						$11,335	$-	$11,335

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
AUD	Australian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
USD	United States Dollar

Index Abbreviations:
CAC40	Euronet Paris-French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
ETF	Exchange-Traded Fund.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE China A50	Financial Times Stock Exchange China A50 Index.
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index.
FTSE/MIB	Borsa Italiana-Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI SING IX ETS	Morgan Stanley Capital International Singapore Exchange-Traded Funds.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
S&P 500 Index	U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
SGX NIFTY	Singapore Stock Exchange NIFTY.
SPI 200	Australian Equity Market Index Future.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.
UCITS	Undertaking for Collective Investments in Transferable Securities.

Exchange Abbreviations:
JSE	Johannesburg Stock Exchange.
SGX	Singapore Stock Exchange.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

Other Abbreviations:
BTP	Buoni del Tesoro Poliennali.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
GILT	Bank of England Bonds.
OAT	Obligations Assimilables du Trésor.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2021, the investments were classified as described below:

AHL TargetRisk Core Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$-	$8,998,955	$-	$8,998,955

Total Investments in Securities - Assets	$-	$8,998,955	$-	$8,998,955

Financial Derivative Instruments - Assets
Futures Contracts	$302,977	$-	$-	$302,977
Forward Foreign Currency Contracts	-	11,335	-	11,335

Total Financial Derivative Instruments - Assets	$302,977	$11,335	$-	$314,312

Financial Derivative Instruments - Liabilities
Futures Contracts	$(60,794)	$-	$-	$(60,794)

Total Financial Derivative Instruments - Liabilities	$(60,794)	$-	$-	$(60,794)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2021, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2021 (Unaudited)

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA	AHL TargetRisk Core Fund
Assets:
Investments in unaffiliated securities, at fair value†	$1,459,811,408	$709,161,552	$8,998,955
Foreign currency, at fair value^	-	3,705,342	-
Foreign currency deposits with brokers for futures contracts and swap agreements, at fair value¤	74,713,858	30,556,035	706,464
Cash	80,986,644	32,745,343	320,426
Cash collateral held at broker	17,460,000	-	-
Cash collateral held at custodian for the benefit of the broker	-	25,650,000	-
Dividends and interest receivable	-	687,106	-
Deposits with broker for futures contracts and swap agreements	54,091,592	7,269,304	93,900
Receivable for investments sold	3,129,812	-	-
Receivable for fund shares sold	9,674,966	2,334,394	-
Receivable for expense reimbursement (Note 2)	25,100	-	17,036
Unrealized appreciation from forward foreign currency contracts	7,734,438	7,825,947	11,335
Receivable for variation margin on open futures contracts (Note 5)	18,226,600	19,486,119	242,304
Receivable for variation margin on open centrally cleared swap agreements (Note 5)	-	34,440,755	-
OTC swap agreements, at fair value	-	3,056,221	-
Prepaid expenses	74,822	105,368	48,440

Total assets	1,725,929,240	877,023,486	10,438,860

Liabilities:
Payable for investments purchased	-	3,775,685	-
Payable for fund shares redeemed	3,873,999	3,196,029	-
Payable for expense recoupment (Note 2)	-	75,723	-
Cash due to broker	-	-	-
Management and sub-advisory fees payable (Note 2)	1,829,672	618,095	7,332
Service fees payable (Note 2)	24,739	21,117	146
Transfer agent fees payable (Note 2)	97,759	52,197	1,553
Custody and fund accounting fees payable	531,665	88,806	50,308
Professional fees payable	63,540	44,285	37,661
Trustee fees payable (Note 2)	-	-	255
Payable for prospectus and shareholder reports	81,150	-	2,220
Unrealized depreciation from forward foreign currency contracts	8,629,590	120,232	-
Other liabilities	14,723	-	2,728

Total liabilities	15,146,837	7,992,169	102,203

Net assets	$1,710,782,403	$869,031,317	$10,336,657

Analysis of net assets:
Paid-in-capital	$1,593,841,641	$777,967,248	$10,000,001
Total distributable earnings (deficits)	116,940,762	91,064,069	336,656

Net assets	$1,710,782,403	$869,031,317	$10,336,657

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2021 (Unaudited)

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA	AHL TargetRisk Core Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class	28,492,491	8,268,990		N/A

Y Class	113,260,320	53,156,726		10,000

Investor Class	3,409,279	1,206,442		N/A

A Class	671,604	317,228		10,000

C Class	1,257,930	1,315,362		10,000

R6 Class	N/A	N/A		970,000

Net assets:
R5 Class	$332,938,962	$111,969,306		N/A

Y Class	$1,316,962,505	$719,103,419		$103,320

Investor Class	$39,153,325	$16,246,406	$	N/A

A Class	$7,721,837	$4,267,012		$103,154

C Class	$14,005,774	$17,445,174		$102,739

R6 Class	N/A	N/A		$10,027,444

Net asset value, offering and redemption price per share:
R5 Class	$11.69	$13.54		N/A

Y Class	$11.63	$13.53		$10.33

Investor Class	$11.48	$13.47	$	N/A

A Class	$11.50	$13.45		$10.32

A Class (offering price)	$12.20	$14.27		$10.95

C Class	$11.13	$13.26		$10.27

R6 Class	N/A	N/A		$10.34

† Cost of investments in unaffiliated securities	$1,459,875,304	$712,037,237		$8,999,378
¤ Cost of foreign currency deposits with broker for futures contracts	$75,655,618	$30,982,065		$717,030
^ Cost of foreign currency	$-	$3,750,548		$-

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2021 (Unaudited)

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA	AHL TargetRisk Core Fund
Investment income:
Interest income (net of foreign taxes)	$238,749	$6,074,597	$2,072

Total investment income	238,749	6,074,597	2,072

Expenses:
Management and sub-advisory fees (Note 2)	9,590,326	3,628,000	43,454
Transfer agent fees:
R5 Class (Note 2)	27,664	24,079	-
Y Class (Note 2)	481,203	283,685	1,578
Investor Class	1,230	871	-
A Class	228	77	1,556
C Class	293	277	1,555
R6 Class	-	-	2,136
Custody and fund accounting fees	573,585	100,262	49,229
Professional fees	71,540	59,685	153,503
Registration fees and expenses	66,769	75,705	37,262
Service fees (Note 2):
Investor Class	65,198	28,780	-
A Class	2,786	1,653	52
C Class	3,917	6,239	52
Distribution fees (Note 2):
A Class	7,873	4,949	124
C Class	58,792	81,685	495
Prospectus and shareholder report expenses	89,585	15,280	9,752
Trustee fees (Note 2)	42,957	24,044	526
Dividends and interest on securities sold short	-	7,105	-
Loan expense (Note 9)	3,214	2,000	12
Other expenses	199,120	202,913	3,115

Total expenses	11,286,280	4,547,289	304,401

Net fees waived and expenses (reimbursed) (Note 2)	(102,760)	(14,253)	(254,421)

Net expenses	11,183,520	4,533,036	49,980

Net investment income (loss)	(10,944,771)	1,541,561	(47,908)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	(36,829)	12,431,397	357
Foreign currency transactions	63,108	(5,955,945)	(1,688)
Forward foreign currency contracts	(2,127,477)	503,924	5,054
Futures contracts	157,090,059	13,629,981	142,286
Swap agreements	-	22,987,675	-
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	(108,445)	(15,002,600)	(581)
Foreign currency transactions	(2,563,487)	(756,647)	(11,917)
Forward foreign currency contracts	(4,155,386)	10,416,428	11,673
Futures contracts	(23,623,464)	10,316,309	193,450
Swap agreements	-	1,062,411	-

Net gain from investments	124,538,079	49,632,933	338,634

Net increase in net assets resulting from operations	$113,593,308	$51,174,494	$290,726

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL Managed Futures Strategy FundA		AHL TargetRisk FundA
	Six Months Ended June 30, 2021	Year Ended December 31, 2020	Six Months Ended June 30, 2021	Year Ended December 31, 2020
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(10,944,771)	$(11,952,822)	$1,541,561	$(5,597,096)
Net realized gain from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	154,988,861	83,918,246	43,597,032	37,764,248
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	(30,450,782)	36,509,176	6,035,901	13,852,299

Net increase in net assets resulting from operations	113,593,308	108,474,600	51,174,494	46,019,451

Distributions to shareholders:
Total retained earnings:
R5 Class	-	(10,319,534)	-	(704,133)
Y Class	-	(45,702,856)	-	(4,839,711)
Investor Class	-	(1,396,467)	-	(85,306)
A Class	-	(218,099)	-	(21,661)
C Class	-	(430,491)	-	(80,640)

Net distributions to shareholders	-	(58,067,447)	-	(5,731,451)

Capital share transactions (Note 10):
Proceeds from sales of shares	606,388,318	861,775,166	192,159,432	700,961,229
Reinvestment of dividends and distributions	-	49,170,797	-	5,665,439
Cost of shares redeemed	(139,142,893)	(842,324,846)	(169,748,649)	(98,168,209)

Net increase in net assets from capital share transactions	467,245,425	68,621,117	22,410,783	608,458,459

Net increase in net assets	580,838,733	119,028,270	73,585,277	648,746,459

Net assets:
Beginning of period	1,129,943,670	1,010,915,400	795,446,040	146,699,581

End of period	$1,710,782,403	$1,129,943,670	$869,031,317	$795,446,040

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL TargetRisk Core Fund
	Six Months Ended June 30, 2021	December 16, 2020A to December 31, 2020
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(47,908)	$(3,990)
Net realized gain from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	146,009	15
Change in net unrealized appreciation of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	192,625	49,905

Net increase in net assets resulting from operations	290,726	45,930

Distributions to shareholders:
Total retained earnings:
R5 Class	-	-
Y Class	-	-
Investor Class	-	-
A Class	-	-
C Class	-	-

Net distributions to shareholders	-	-

Capital share transactions (Note 10):
Proceeds from sales of shares	-	5,000,001
Reinvestment of dividends and distributions	-	-
Cost of shares redeemed	-	-

Net increase in net assets from capital share transactions	-	5,000,001

Net increase in net assets	290,726	5,045,931

Net assets:
Beginning of period	10,045,931	5,000,000	B

End of period	$10,336,657	$10,045,931

A Commencement of operations.
B Seed capital.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as non-diversified, open-end management investment companies. As of June 30, 2021, the Trust consists of twenty-eight active series, three of which are presented in this filing: American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a Fund will use derivatives, may adversely affect a Fund’s performance and may increase costs related to a Fund’s use of derivatives.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Class	Eligible Investors	Minimum Initial Investments
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Consolidation of Subsidiaries

The Schedules of Investments of the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund are consolidated to include the accounts of the American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Cayman TargetRisk Company, Ltd., respectively, each of which are wholly-owned and controlled subsidiaries (the “Subsidiaries”) of the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund. All intercompany accounts and transactions have been eliminated in consolidation for the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund.

For Federal tax purposes, taxable income for each Fund and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (the “Code”) and each Subsidiary’s taxable income is included in the calculation of the applicable Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund either in the current period or future periods. The Subsidiaries have a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

Each Fund may invest up to 25% of its total assets in its Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund expect to achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2021	% of Total Net Assets of the Fund at June 30, 2021
American Beacon Cayman Managed Futures Strategy Fund, Ltd.	August 19, 2014	$412,341,454	24.1%
American Beacon Cayman TargetRisk Company, Ltd.	December 31, 2018	192,075,583	22.1%

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting SEC and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

The Funds are commodity pools, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Organization and Offering Costs

Organizational costs consist of the costs of forming the AHL TargetRisk Core Fund, drafting the by laws, administration, custody and transfer agency agreements, and legal services in connection with the initial meeting of trustees, and were expensed immediately as incurred. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement (including the Prospectus and the Statement of Additional Information (“SAI”)), the costs of preparation, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and the amounts of associated filing fees and legal fees associated with the offering. Organizational costs and offering costs are subject to the Fund’s expense limitation agreement discussed in Note 2 and offering costs require amortization over twelve months on a straight-line basis from the commencement of operations. For the period ended June 30, 2021, the Fund recorded $67,217 of amortized offering costs.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The AHL Managed Futures Strategy Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the AHL Managed Futures Strategy Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the AHL Managed Futures Strategy Fund’s average daily net assets that is calculated and accrued daily, equal to 0.35%.

The AHL TargetRisk Fund and the AHL TargetRisk Core Fund (together, the “TargetRisk Funds”) and the Manager are parties to a Management Agreement that obligates the Manager to provide the TargetRisk Funds with investment advisory and administrative services. As compensation for preforming the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each of the TargetRisk Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreement with AHL Partners LLP (the “Sub-Advisor”), pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

AHL Managed Futures Strategy Fund

All Assets	1.00%

AHL TargetRisk Fund

First $500 million	0.55%
Next $500 million	0.50%
Next $500 million	0.45%
Over $1.5 billion	0.40%

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

AHL TargetRisk Core Fund

First $500 million	0.525%
Next $500 million	0.50%
Next $500 million	0.45%
Over $1.5 billion	0.40%

The Management and Sub-Advisory Fees paid by the Funds for the period ended June 30, 2021 were as follows:

AHL Managed Futures Strategy Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$2,486,381
Sub-Advisor Fees	1.00%	7,103,945

Total	1.35%	$9,590,326

AHL TargetRisk Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,442,835
Sub-Advisor Fees	0.55%	2,185,165

Total	0.90%	$3,628,000

AHL TargetRisk Core Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$17,382
Sub-Advisor Fees	0.53%	26,072

Total	0.88%	$43,454

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the period ended June 30, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$484,574
AHL TargetRisk	294,990
AHL TargetRisk Core	21

As of June 30, 2021, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$89,943
AHL TargetRisk	49,983
AHL TargetRisk Core	8

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2021, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended June 30, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	1/1/2021 - 04/30/2021	5/1/2021 - 6/30/2021	Reimbursed Expenses	(Recouped) Expenses
AHL Managed Futures Strategy	R5	1.54%	1.54%	$19,502	$(81,216	)*	2024
AHL Managed Futures Strategy	Y	1.61%	1.61%	79,383	(56,096	)*	2024
AHL Managed Futures Strategy	Investor	1.92%	1.92%	2,569	(15,418	)*	2024
AHL Managed Futures Strategy	A	1.87%	1.87%	456	(1,914	)*	2024
AHL Managed Futures Strategy	C	2.62%	2.62%	850	(4,277	)*	2024

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	1/1/2021 - 04/30/2021	5/1/2021 - 6/30/2021	Reimbursed Expenses	(Recouped) Expenses
AHL TargetRisk	R5	1.04%	1.04%	$1,764	$(19,480	)*	2024
AHL TargetRisk	Y	1.11%	1.11%	11,854	(129,709	)*	2024
AHL TargetRisk	Investor	1.42%	1.42%	284	(8,539	)*	2024
AHL TargetRisk	A	1.44%	1.44%	69	(162	)*	2024
AHL TargetRisk	C	2.19%	2.19%	282	(1,469	)*	2024
AHL TargetRisk Core	Y	1.09%	1.09%	5,425	(1,420)		2024
AHL TargetRisk Core	A	1.39%	1.39%	5,418	(1,411)		2024
AHL TargetRisk Core	C	2.14%	2.14%	5,410	(1,408)		2024
AHL TargetRisk Core	R6	0.99%	0.99%	402,667	(160,260)		2024

*	These amounts represent Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statements of Operations.

Of these amounts, $75,723 was disclosed as a Payable for expense recoupment on the Statements of Assets and Liabilities at June 30, 2021 for the AHL TargetRisk Fund and $25,100 and $17,036 were disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at June 30, 2021 for the AHL Managed Futures Strategy Fund and AHL TargetRisk Core Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
AHL Managed Futures Strategy	$102,470	$301,524	$553,765	2021
AHL Managed Futures Strategy	12,204	424,706	-	2022
AHL Managed Futures Strategy	44,247	282,384	-	2023
AHL TargetRisk	115,130	161,753	-	2022
AHL TargetRisk	44,229	47,822	-	2023
AHL TargetRisk Core	-	56,263	-	2023

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of June 30, 2021, one account has been identified as representing an affiliated significant ownership of approximately 47% for the AHL TargetRisk Core Fund.

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended June 30, 2021, RID collected $5,126 and $395 for AHL Managed Futures Strategy Fund and AHL TargetRisk Fund from the sale of Class A Shares. There were no Class A sales charges collected for AHL TargetRisk Core Fund.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2021, CDSC fees of $11 was collected for the Class A Shares of AHL TargetRisk Fund. There were no CDSC fees collected for the Class A Shares of the AHL Managed Futures Strategy Fund and AHL TargetRisk Core Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2021, CDSC fees of $4,098 were collected for the Class C Shares of AHL TargetRisk Fund. There were no CDSC fees collected for the Class C Shares of AHL Managed Futures Strategy Fund or AHL TargetRisk Core Fund.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

4.  Securities and Other Investments

Commodity Instruments

Exposure to physical commodities may subject the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of the Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Fund’s shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Fixed Income Investments

The Funds’ exposure to fixed-income instruments may include:

•

Emerging Markets Debt. The Funds may invest a significant portion of their assets in a particular geographic region or country, including emerging markets. The Funds may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices.

•

High-Yield Bonds. High-yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings and Fitch, Inc. rate them below Baa 3 and BBB-, respectively. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

sensitive to adverse economic changes or individual corporate developments. During economic downturns, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

•

Inflation Index Linked Securities. Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to keep up with inflation. In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments.

•

Investment Grade Securities. Investment grade securities that the Funds may purchase, either as part of its principal investment strategy or to implement a temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by a rating organization rating that security (such as S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch, Inc.) or comparably rated by the sub-advisor if unrated by a rating organization. The Funds, at the discretion of the sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

•

Sovereign Debt. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities.

•	U.S. Government Securities. U.S. Government securities may include U.S. Treasury securities or debt obligations of U.S. Government-sponsored enterprises.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

Restricted securities outstanding during the period ended June 30, 2021 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Funds may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An NDF is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

During the period ended June 30, 2021, the Funds entered into forward foreign currency contracts primarily for investing and/or hedging foreign currency fluctuations.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Period Ended June 30, 2021
Fund	Purchased Contracts	Sold Contracts
AHL Managed Futures Strategy	$492,509,143	$382,574,057
AHL TargetRisk	5,619,854	223,450,119
AHL TargetRisk Core	-	300,926

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. A treasury futures contract is a contract for the future delivery of a U.S. Treasury security. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended June 30, 2021, the Funds entered into futures contracts primarily for investing and/or hedging purposes.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2021
AHL Managed Futures Strategy	42,082
AHL TargetRisk	8,353
AHL TargetRisk Core	153

Swap Agreements

A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members – generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and the Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the Fund’s cover and asset segregation responsibilities will normally be with respect to the net amount owed by the Fund. However, the Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that the Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premiums throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referenced security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of June 30, 2021, for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

During the period ended June 30, 2021, the AHL TargetRisk Fund entered into credit default swaps primarily for return enhancement and hedging.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measure by the notional amounts outstanding at each quarter end.

Average Credit Default Swap Notional Amounts Outstanding
Fund	Period Ended June 30, 2021
AHL TargetRisk	411,250,000

Total Return Swap Agreements

The AHL TargetRisk Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund’s total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by notional amounts outstanding at each quarter end:

Average Total Return Swap Notional Amounts Outstanding
Fund	Period Ended June 30, 2021
AHL TargetRisk	97,645,515

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

AHL Managed Futures Strategy Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$7,734,438	$-	$-	$-	$7,734,438
Receivable for variation margin from open futures contracts(2)	-	5,412,735	21,612,340	1,153,642	5,858,141	34,036,858

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(8,629,590)	$-	$-	$-	$(8,629,590)
Payable for variation margin from open futures contracts(2)	-	(5,106,373)	(2,683,879)	(1,453,049)	(7,223,296)	(16,466,597)

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(2,127,477)	$-	$-	$-	$(2,127,477)
Futures contracts	-	(1,881,404)	75,949,432	(2,046,875)	85,068,906	157,090,059

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(4,155,386)	$-	$-	$-	$(4,155,386)
Futures contracts	-	(9,851,008)	(193,624)	(1,055,668)	(12,523,164)	(23,623,464)

AHL TargetRisk Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$7,825,947	$-	$-	$-	$7,825,947
Receivable for variation margin from open futures contracts(2)	-	-	-	14,102,679	4,735,866	18,838,545
Unrealized appreciation from swap agreements	152,999	-	-	-	3,070,430	3,223,429

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(120,232)	$-	$-	$-	$(120,232)
Payable for variation margin from open futures contracts(2)	-	-	-	(45,157)	(3,339,937)	(3,385,094)
Unrealized depreciation from swap agreements	(207,540)	-	-	-	-	(207,540)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$503,924	$-	$-	$-	$503,924
Futures contracts	-	-	-	(22,923,636)	36,553,617	13,629,981
Swap agreements	6,434,094	-	-	-	16,553,581	22,987,675

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$10,416,428	$-	$-	$-	$10,416,428
Futures contracts	-	-	-	13,393,187	(3,076,878)	10,316,309
Swap agreements	(561,381)	-	-	-	1,623,792	1,062,411

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

AHL TargetRisk Core Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$11,335	$-	$-	$-	$11,335
Receivable for variation margin from open futures contracts(2)	-	-	-	236,370	66,607	302,977

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$(59,906)	$(888)	$(60,794)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$5,054	$-	$-	$-	$5,054
Futures contracts	-	-	-	(419,364)	561,650	142,286

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$11,673	$-	$-	$-	$11,673
Futures contracts	-	-	-	153,623	39,827	193,450

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2021.

AHL Managed Futures Strategy Fund

Offsetting of Financial and Derivative Assets as of June 30, 2021:
	Assets	Liabilities
Futures Contracts(1)	$34,036,858	$16,466,597
Forward Foreign Currency Contracts(2)	7,734,438	8,629,590

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$41,771,296	$25,096,187

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(34,036,858)	$(16,466,597)

Total derivative assets and liabilities subject to an MNA	$7,734,438	$8,629,590

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2021:
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount
Citibank, N.A.	$127,220	$(127,220)	$-	$-	$-
HSBC Bank (USA)	7,607,218	(6,570,714)	-	(1,036,504)	-

Total	$7,734,438	$(6,697,934)	$-	$(1,036,504)	$-

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount
Citibank, N.A.	$2,050,991	$(127,220)	$-	$-	$1,923,771
HSBC Bank (USA)	6,570,714	(6,570,714)	-	-	-
Royal Bank of Scotland PLC	(7,885)	-	-	-	(7,885)

Total	$8,613,820	$(6,697,934)	$-	$-	$1,915,886

AHL TargetRisk Fund

Offsetting of Financial and Derivative Assets as of June 30, 2021:
	Assets	Liabilities
Futures Contracts(1)	$18,838,545	$3,385,094
Swap Agreement - Centrally cleared(1)	152,999	207,540
Swap Agreement - OTC(2)	3,070,430	-
Forward Foreign Currency Contracts(2)	7,825,947	120,232

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$29,887,921	$3,712,866

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(18,991,544)	$(3,592,634)

Total derivative assets and liabilities subject to an MNA	$10,896,377	$120,232

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2021:
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount
JPMorgan Chase Bank, N.A.	$3,070,430	$-	$-	$-	$3,070,430
State Street Bank & Trust Co.	7,825,947	(120,232)	-	-	7,705,715

Total	$10,896,377	$(120,232)	$-	$-	$10,776,145

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount
State Street Bank & Trust Co.	$120,232	$(120,232)	$-	$-	$-

AHL TargetRisk Core Fund

Offsetting of Financial and Derivative Assets as of June 30, 2021:
	Assets	Liabilities
Futures Contracts(1)	$302,977	$60,794
Forward Foreign Currency Contracts(2)	11,335	-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$314,312	$60,794

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(302,977)	$(60,794)

Total derivative assets and liabilities subject to an MNA	$11,335	$-

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount
State Street Bank & Trust Co.	$11,335	$-	$-	$-	$11,335

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2) The securities presented here within are not subject to master netting agreements. As such, this is disclosed for informational purposes only.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Commodities Risk

The Funds’ investments in commodity-linked derivative instruments may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, drought, floods, weather, livestock disease, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The Funds and the Subsidiaries each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Funds and the Subsidiaries may be more susceptible to risks associated with those sectors. The Funds’ investments in commodity-related instruments may lead to losses in excess of the Funds’ investment in such products. Such losses can significantly and adversely affect the NAV of the Funds and, consequently, a shareholder’s interest in the Funds.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Counterparty Risk

Entering into derivatives in the OTC market involves counterparty risk, which is the risk that the dealer providing the derivative or other product will fail to timely perform its payment and other obligations or experience financial difficulties, which may include filing for bankruptcy. Therefore, to the extent that a Fund engages in trading in OTC markets, the Fund could be exposed to greater risk of loss through default than if it confined its trading to transactions that are centrally cleared. When a Fund enters into derivatives transactions that are centrally cleared. A clearing organization becomes the Fund’s counterparty and the principal counterparty risk is that the clearing organization itself will default. With respect to futures contracts a Fund enters with a futures commission merchant (“FCM”), the FCM may hold margin posted in connection with those contracts and that margin may be re-hypothecated (or re-pledged) by the FCM and lost or its return delayed due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the Fund as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruptions, a Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Funds can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge its currency risks.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may at times be illiquid, and the Funds may not be able to close out or sell a derivative at a particular time or at an anticipated price. Certain derivatives may be difficult to value, and valuation may be more difficult in times of market turmoil.

Derivatives may also be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange, which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk

If the Funds use a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Funds’ return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund’s shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High-Yield Securities Risk

Exposure to high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price a Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. High-yield securities may experience greater price volatility and less liquidity than investment grade securities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Funds may lose its entire investment.

Interest Rate Risk

Investments in fixed income securities or derivatives that are influenced by interest rates are subject to interest rate risk. Generally, the value of investments with interest rate risk, such as fixed income securities or derivatives, will move in the opposite direction as movements in interest rates. For example, the value of a Fund’s fixed income investments or derivatives typically will fall when interest rates rise. A Fund may be particularly sensitive to changes in interest rates if it invests in fixed income securities with intermediate and long terms to maturity. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than fixed income securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Yields of fixed income securities will fluctuate over time. As of the date of this Prospectus, interest rates are historically low. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among U.S. and foreign issuers. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates. To the extent a Fund holds an investment with

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

a negative interest rate to maturity, a Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to a Fund.

Leverage Risk

Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that a Fund will have the potential for greater losses than if a Fund does not use the derivative instruments that have a leveraging effect. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset or class of assets and may cause a Fund’s NAV to be volatile.

A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Fund because a Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund’s investments in derivatives is increasing, this could be offset by declining values of a Fund’s other investments. Conversely, it is possible that the rise in the value of a Fund’s non-derivative investments could be offset by a decline in the value of a Fund’s investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a Fund’s investments in derivatives is declining and the value of its other investments is declining, a Fund may experience substantial losses. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that a Fund pays to engage in these practices are additional costs borne by a Fund and could reduce or eliminate any net investment profits.

LIBOR Risk

Certain of the instruments identified in the Fund’s principal investment strategies have variable or floating coupon rates that are based on the ICE LIBOR (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain ReferenceRates presents risks to the Fund. Financial industry groups have begun planning for a transition to the use of a different Reference Rate or benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unavailable by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such methodologies. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Fund. The elimination of

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. Recently, the administrator of ICE LIBOR and the UK’s Financial Conduct Authority announced that LIBOR for most tenors and currencies would cease immediately after final values are announced for December 31, 2021, with the remaining tenors and currencies (including one-month U.S. Dollar LIBOR) to cease immediately after final values are announced for June 30, 2023. This announcement has been confirmed by the Alternative Reference Rates Committee (ARRC) of the Federal Reserve Bank of New York as constituting a “benchmark transition event” and establishing “benchmark replacement dates” in ARRC standard LIBOR transition provisions that exist in many U.S. law contracts using LIBOR. Other contracts may or may not adhere to the ARRC’s standard provisions. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, any of the effects described above could occur prior to the official phasing out of LIBOR.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Funds may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Direction Risk

Since the Funds will typically hold both long and short positions, an investment in the Funds will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Funds’ results could suffer both when there is a general market advance and the Funds hold significant “short” positions, and when there is a general market decline and the Funds hold significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Market Timing Risk

The Funds are subject to the risk of market timing activities by investors due to the Funds’ investments in high yield, and foreign securities, or its exposure to foreign securities through the derivatives it holds. If the Funds trade foreign securities, it generally prices these foreign securities using their closing prices from the foreign markets in which they trade, which typically is prior to the Funds’ calculation of its net asset value (“NAV”). These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. Frequent trading by Funds shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Funds’

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Non-Diversification Risk

The Funds are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Obsolescence Risk

The Funds are unlikely to be successful in its quantitative trading strategies unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the sub-advisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result – all of which will be borne by the Funds. The sub-advisor will continue to test, evaluate and add new Models, which may lead to the Models being modified from time to time. Any modification of the Models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification to the Models or strategies on a Fund’s performance.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds, exchange-traded funds (“ETFs”). To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. The Federal Reserve has signaled that it plans to maintain its interventions at an elevated level. Amid the Federal Reserve’s ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. Future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Short Position Risk

The Funds’ losses are potentially unlimited in a short position transaction because there is potentially no limit on the amount that the security that the Funds are required to purchase may have appreciated. Because the Funds may invest the proceeds of a short sale, another effect of short selling on the Funds is similar to the effect of leverage, in that it amplifies changes in the Funds’ NAV since it increases the exposure of the Funds to the market.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities. These investments are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Funds may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Subsidiaries Risk

There can be no assurance that the investment objective of a Subsidiary will be achieved. The Subsidiaries are not registered under the Act, and are not subject to all the investor protections of the Act. However, the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund wholly own and control its respective Subsidiary, and each Fund and its respective Subsidiary are both managed by the Manager and the sub-advisor pursuant to separate agreements, making it unlikely that a Subsidiary will take action contrary to the interests of its respective Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Funds, including its investment in the Subsidiaries, and each Fund’s role as sole shareholder of its respective Subsidiary. Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or Subsidiaries to operate as described in the Prospectus and could negatively affect the Funds and their respective shareholders. For example, the Cayman Islands government has undertaken not to impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Rulemaking by the CFTC or other regulatory initiatives may affect the Funds’ ability to use its respective Subsidiary to pursue its investment strategies.

Swap Agreement Risk

Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Funds are subject to the risk that the hedging strategy may not eliminate the risk that is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps, credit default swaps and commodities swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk, and commodities swaps are subject to commodities risk.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Tax Risk

To qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) (“RIC”), the Funds must, among other requirements, derive at least 90% of their gross income for each taxable year from “qualifying income.” Income from certain commodity-linked derivative instruments in which the AHL Managed Futures Strategy and AHL TargetRisk Funds invest is not considered qualifying income. These Funds will therefore restrict their income from direct investments in those instruments, such as commodity-linked swaps, to a maximum of 10% of their gross income for each taxable year. Each of these Fund’s investment in its Subsidiary is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Internal Revenue Service (“IRS”) issued a large number of private letter rulings (“PLRs”) (which the Funds may not cite as precedent) from 2006 to 2011 that income a RIC derives from a wholly owned foreign subsidiary (a “controlled foreign corporation” or “CFC”) (such as the Subsidiary) that earns income derived from commodity-linked derivative instruments is qualifying income. Treasury regulations published on March 19, 2019, provide that income inclusions of a RIC from a CFC are qualifying income for the RIC whether or not the CFC makes distributions to the RIC out of its associated earnings and profits for the applicable taxable year. The federal income tax treatment of a Fund’s commodity-linked investments and income from its Subsidiary may be materially adversely affected by future legislation, other Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M or otherwise materially affect the character, timing or recognition, and/or amount of a Fund’s taxable income and/or net capital gains and, therefore, the distributions the Funds make.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Volatility Risk

The Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Funds’ NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Funds’ NAV per share to experience volatility. This is because the value of an obligation asset in the Funds is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2020 for AHL Managed Futures Strategy Fund, the three year period ended December 31, 2020 for AHL TargetRisk Fund, and the tax year ended December 31, 2020 for AHL TargetRisk Core Fund remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

As of June 30, 2021, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AHL Managed Futures Strategy	$1,510,471,056	$9,376,117	$(9,622,419)	$(246,302)
AHL TargetRisk	697,524,008	18,732,607	(6,504,454)	12,228,153
AHL TargetRisk Core	8,999,378	253,820	(264,809)	(10,989)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2020, the Funds did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
AHL Managed Futures Strategy	$-	$-	$-	$-
AHL TargetRisk	364,403,100	325,396,354	247,405,784	208,342,979
AHL TargetRisk Core	-	-	-	-

9.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended June 30, 2021, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	12,522,044	$142,248,900	21,105,054	$226,220,493
Reinvestment of dividends	-	-	386,143	4,012,021
Shares redeemed	(2,307,232)	(26,345,796)	(37,240,997)	(397,272,145)

Net increase (decrease) in shares outstanding	10,214,812	$115,903,104	(15,749,800)	$(167,039,631)

	Y Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	39,252,380	$445,089,382	56,516,359	$603,507,640
Reinvestment of dividends	-	-	4,180,306	43,224,363
Shares redeemed	(9,298,101)	(105,053,631)	(39,737,169)	(425,621,784)

Net increase in shares outstanding	29,954,279	$340,035,751	20,959,496	$221,110,219

	Investor Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	777,997	$8,744,875	1,995,500	$21,056,649
Reinvestment of dividends	-	-	134,857	1,379,592
Shares redeemed	(326,216)	(3,676,445)	(1,031,123)	(10,919,214)

Net increase in shares outstanding	451,781	$5,068,430	1,099,234	$11,517,027

	A Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	498,277	$5,599,743	666,950	$7,014,864
Reinvestment of dividends	-	-	18,757	192,070
Shares redeemed	(267,194)	(2,999,910)	(664,912)	(6,987,904)

Net increase in shares outstanding	231,083	$2,599,833	20,795	$219,030

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

	C Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	431,309	$4,705,418	389,949	$3,975,520
Reinvestment of dividends	-	-	36,421	362,751
Shares redeemed	(96,867)	(1,067,111)	(149,524)	(1,523,799)

Net increase in shares outstanding	334,442	$3,638,307	276,846	$2,814,472

	R5 Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	1,475,648	$18,962,000	6,832,761	$83,359,042
Reinvestment of dividends	-	-	54,549	688,955
Shares redeemed	(685,582)	(8,823,499)	(451,831)	(5,553,418)

Net increase in shares outstanding	790,066	$10,138,501	6,435,479	$78,494,579

	Y Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	12,928,654	$165,813,508	48,720,779	$588,325,950
Reinvestment of dividends	-	-	379,265	4,790,119
Shares redeemed	(11,987,927)	(154,409,405)	(6,617,816)	(80,786,212)

Net increase in shares outstanding	940,727	$11,404,103	42,482,228	$512,329,857

	Investor Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	264,152	$3,384,258	1,050,194	$12,578,538
Reinvestment of dividends	-	-	6,711	84,490
Shares redeemed	(318,478)	(4,070,988)	(493,908)	(6,006,978)

Net increase (decrease) in shares outstanding	(54,326)	$(686,730)	562,997	$6,656,050

	A Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	72,120	$926,518	295,029	$3,557,666
Reinvestment of dividends	-	-	1,713	21,523
Shares redeemed	(70,920)	(903,366)	(101,923)	(1,244,875)

Net increase in shares outstanding	1,200	$23,152	194,819	$2,334,314

	C Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	243,525	$3,073,148	1,096,527	$13,140,033
Reinvestment of dividends	-	-	6,459	80,352
Shares redeemed	(121,121)	(1,541,391)	(381,813)	(4,576,726)

Net increase in shares outstanding	122,404	$1,531,757	721,173	$8,643,659

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Y Class
	Six Months Ended June 30, 2021		December 16, 2020A to December 31, 2020
(unaudited)
AHL TargetRisk Core Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	–	B	$–	B
Reinvestment of dividends	-	-	-		-
Shares redeemed	-	-	-		-

Net increase in shares outstanding	-	$-	-		$-

A Class
	Six Months Ended June 30, 2021		December 16, 2020A to December 31, 2020
(unaudited)
AHL TargetRisk Core Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	–	B	$–	B
Reinvestment of dividends	-	-	-		-
Shares redeemed	-	-	-		-

Net increase in shares outstanding	-	$-	-		$-

C Class
	Six Months Ended June 30, 2021		December 16, 2020A to December 31, 2020
(unaudited)
AHL TargetRisk Core Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	–	B	$–	B
Reinvestment of dividends	-	-	-		-
Shares redeemed	-	-	-		-

Net increase in shares outstanding	-	$-	-		$-

R6 Class
	Six Months Ended June 30, 2021		December 16, 2020A to December 31, 2020
(unaudited)
AHL TargetRisk Core Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	500,000	B	$5,000,001	C
Reinvestment of dividends	-	-	-		-
Shares redeemed	-	-	-		-

Net increase in shares outstanding	-	$-	500,000		$5,000,001

A Commencement of operations.

B Seed capital was received on December 16, 2020 in the amount of $100,000 for the Y Class, $100,000 for the A Class, $100,000 for the C class and $4,700,000 for the R6 Class. As a result, shares were issued in the amount of 10,000 for the Y Class, 10,000 for the A Class, 10,000 for the C class and 470,000 for the R6 Class.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30,		Year Ended December 31,
	2021		2020	2019	2018	2017	2016

	(unaudited)
Net asset value, beginning of period	$10.72		$10.22	$10.63	$10.57	$10.44	$10.46

Income (loss) from investment operations:
Net investment income (loss)	(0.09	)B	(1.03)	0.04	(0.02)	(0.08)	0.20
Net gains (losses) on investments (both realized and unrealized)	1.06		2.10	0.01	0.28	0.63	(0.22)

Total income (loss) from investment operations	0.97		1.07	0.05	0.26	0.55	(0.02)

Less distributions:
Dividends from net investment income	-		(0.34)	(0.27)	(0.14)	-	-
Distributions from net realized gains	-		(0.23)	(0.19)	(0.06)	(0.42)	-

Total distributions	-		(0.57)	(0.46)	(0.20)	(0.42)	-

Net asset value, end of period	$11.69		$10.72	$10.22	$10.63	$10.57	$10.44

Total returnC	9.05	%D	10.67%	0.43%	2.42%	5.31%	(0.19)%

Ratios and supplemental data:
Net assets, end of period	$332,938,962		$195,920,482	$347,611,671	$396,044,490	$391,617,624	$353,601,987
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.56	%E	1.59%	1.60%	1.71%	1.98%	1.90%
Expenses, net of reimbursements and/or recoupments	1.54	%E	1.54%	1.54%	1.54%	1.54%	1.54%
Net investment income (loss), before expense reimbursements and/or recoupments	(1.53	)%E	(3.19)%	0.52%	(0.40)%	(1.20)%	(1.69)%
Net investment income (loss), net of reimbursements and/or recoupments	(1.51	)%E	(3.14)%	0.58%	(0.23)%	(0.77)%	(1.33)%
Portfolio turnover rateF	-%		-%	-%	-%	-%	-%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,
	2021		2020	2019	2018	2017	2016

	(unaudited)
Net asset value, beginning of period	$10.67		$10.17	$10.58	$10.53	$10.41	$10.45

Income (loss) from investment operations:
Net investment income (loss)	(0.09	)A	0.08	0.08	0.10	(0.07)	(0.08)
Net gains (losses) on investments (both realized and unrealized)	1.05		0.99	(0.05)	0.14	0.61	0.04

Total income (loss) from investment operations	0.96		1.07	0.03	0.24	0.54	(0.04)

Less distributions:
Dividends from net investment income	-		(0.34)	(0.25)	(0.13)	-	-
Distributions from net realized gains	-		(0.23)	(0.19)	(0.06)	(0.42)	-

Total distributions	-		(0.57)	(0.44)	(0.19)	(0.42)	-

Net asset value, end of period	$11.63		$10.67	$10.17	$10.58	$10.53	$10.41

Total returnB	9.00	%C	10.71%	0.34%	2.28%	5.23%	(0.38)%

Ratios and supplemental data:
Net assets, end of period	$1,316,962,505		$888,669,539	$634,005,786	$500,530,112	$101,513,775	$52,391,912
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.57	%D	1.64%	1.63%	1.72%	2.04%	1.97%
Expenses, net of reimbursements and/or recoupments	1.56	%D	1.62%	1.64%	1.64%	1.64%	1.64%
Net investment income (loss), before expense reimbursements and/or recoupments	(1.53	)%D	0.02%	0.48%	0.71%	(1.25)%	(1.76)%
Net investment income (loss), net of reimbursements and/or recoupments	(1.52	)%D	0.04%	0.47%	0.79%	(0.84)%	(1.44)%
Portfolio turnover rateE	-%		-%	-%	-%	-%	-%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,
	2021		2020		2019	2018	2017	2016

	(unaudited)
Net asset value, beginning of period	$10.56		$10.07		$10.48	$10.44	$10.35	$10.41

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04	)A	0.06	(0.12)	(0.11)	(0.25)
Net gains (losses) on investments (both realized and unrealized)	0.94		1.07		(0.05)	0.31	0.62	0.19

Total income (loss) from investment operations	0.92		1.03		0.01	0.19	0.51	(0.06)

Less distributions:
Dividends from net investment income	-		(0.31)		(0.23)	(0.09)	-	-
Distributions from net realized gains	-		(0.23)		(0.19)	(0.06)	(0.42)	-

Total distributions	-		(0.54)		(0.42)	(0.15)	(0.42)	-

Net asset value, end of period	$11.48		$10.56		$10.07	$10.48	$10.44	$10.35

Total returnB	8.71	%C	10.42%		0.08%	1.85%	4.98%	(0.58)%

Ratios and supplemental data:
Net assets, end of period	$39,153,325		$31,217,881		$18,716,672	$17,292,936	$20,241,387	$31,223,150
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.94	%D	1.97%		1.94%	1.97%	2.20%	2.13%
Expenses, net of reimbursements and/or recoupments	1.92	%D	1.92%		1.92%	1.92%	1.92%	1.92%
Net investment income (loss), before expense reimbursements and/or recoupments	(1.91	)%D	(0.44)%		0.17%	(0.95)%	(1.48)%	(1.93)%
Net investment income (loss), net of reimbursements and/or recoupments	(1.89	)%D	(0.39)%		0.19%	(0.90)%	(1.20)%	(1.72)%
Portfolio turnover rateE	-%		-%		-%	-%	-%	-%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,
	2021		2020	2019	2018		2017	2016

	(unaudited)
Net asset value, beginning of period	$10.56		$10.08	$10.49	$10.53		$10.36	$10.44

Income (loss) from investment operations:
Net investment income (loss)	(0.10	)A	(0.01)	0.04	(0.06	)A	(0.41)	0.23
Net gains (losses) on investments (both realized and unrealized)	1.04		1.03	(0.03)	0.18		1.00	(0.31)

Total income (loss) from investment operations	0.94		1.02	0.01	0.12		0.59	(0.08)

Less distributions:
Dividends from net investment income	-		(0.31)	(0.23)	(0.10)		-	-
Distributions from net realized gains	-		(0.23)	(0.19)	(0.06)		(0.42)	-

Total distributions	-		(0.54)	(0.42)	(0.16)		(0.42)	-

Net asset value, end of period	$11.50		$10.56	$10.08	$10.49		$10.53	$10.36

Total returnB	8.90	%C	10.31%	0.06%	1.14%		5.77%	(0.77)%

Ratios and supplemental data:
Net assets, end of period	$7,721,837		$4,653,583	$4,229,124	$4,303,787		$3,408,861	$23,330,824
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.88	%D	1.91%	1.89%	2.05%		2.35%	2.29%
Expenses, net of reimbursements and/or recoupments	1.87	%D	1.90%	1.94%	1.94%		1.94%	1.94%
Net investment income (loss), before expense reimbursements and/or recoupments	(1.84	)%D	(0.69)%	0.22%	(0.72)%		(1.62)%	(2.08)%
Net investment income (loss), net of reimbursements and/or recoupments	(1.83	)%D	(0.68)%	0.17%	(0.61)%		(1.21)%	(1.74)%
Portfolio turnover rateE	-%		-%	-%	-%		-%	-%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Year Ended December 31,
	2021		2020		2019		2018	2017	2016

	(unaudited)
Net asset value, beginning of period	$10.27		$9.82		$10.25		$10.19	$10.20	$10.34

Income (loss) from investment operations:
Net investment (loss)	(0.14	)A	(0.11	)A	(0.06	)A	(0.17)	(0.17)	(0.08)
Net gains (losses) on investments (both realized and unrealized)	1.00		1.04		(0.02)		0.30	0.58	(0.06)

Total income (loss) from investment operations	0.86		0.93		(0.08)		0.13	0.41	(0.14)

Less distributions:
Dividends from net investment income	-		(0.25)		(0.16)		(0.01)	-	-
Distributions from net realized gains	-		(0.23)		(0.19)		(0.06)	(0.42)	-

Total distributions	-		(0.48)		(0.35)		(0.07)	(0.42)	-

Net asset value, end of period	$11.13		$10.27		$9.82		$10.25	$10.19	$10.20

Total returnB	8.37	%C	9.62%		(0.78)%		1.30%	4.06%	(1.35)%

Ratios and supplemental data:
Net assets, end of period	$14,005,774		$9,482,185		$6,352,147		$5,088,250	$5,702,799	$4,300,637
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.62	%D	2.65%		2.64%		2.78%	3.10%	3.04%
Expenses, net of reimbursements and/or recoupments	2.60	%D	2.64%		2.69%		2.69%	2.69%	2.69%
Net investment (loss), before expense reimbursements and/or recoupments	(2.59	)%D	(1.07)%		(0.53)%		(1.61)%	(2.31)%	(2.84)%
Net investment (loss), net of reimbursements and/or recoupments	(2.57	)%D	(1.06)%		(0.58)%		(1.52)%	(1.90)%	(2.49)%
Portfolio turnover rateE	-%		-%		-%		-%	-%	-%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30,		Year Ended December 31,		Year EndedB December 31,
	2021		2020	2019	2018

	(unaudited)
Net asset value, beginning of period	$12.75		$12.16	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04		(0.05)	0.02	-
Net gains on investments (both realized and unrealized)	0.75		0.74	2.69	-

Total income (loss) from investment operations	0.79		0.69	2.71	-

Less distributions:
Dividends from net investment income	-		(0.03)	(0.02)	-
Distributions from net realized gains	-		(0.07)	(0.53)	-

Total distributions	-		(0.10)	(0.55)	-

Net asset value, end of period	$13.54		$12.75	$12.16	$10.00

Total returnC	6.20	%D	5.68%	27.06%	-%

Ratios and supplemental data:
Net assets, end of period	$111,969,306		$95,337,373	$12,692,260	$24,800,000
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.05	%E	1.08%	1.59%	89.10	%E
Expenses, net of reimbursements and/or recoupments	1.04	%E	1.04%	1.04%	0.00	%F
Net investment income (loss), before expense reimbursements and/or recoupments	0.45	%E	(0.97)%	(0.44)%	(89.10	)%E
Net investment income (loss), net of reimbursements and/or recoupments	0.46	%E	(0.93)%	0.11%	0.00%
Portfolio turnover rate	111	%D	197%	77%	-%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commenced operations on December 31, 2018.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,		Year EndedA December 31,
	2021		2020	2019	2018

	(unaudited)
Net asset value, beginning of period	$12.74		$12.16	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03		(0.05)	(0.02)	-
Net gains on investments (both realized and unrealized)	0.76		0.73	2.73	-

Total income (loss) from investment operations	0.79		0.68	2.71	-

Less distributions:
Dividends from net investment income	-		(0.03)	(0.02)	-
Distributions from net realized gains	-		(0.07)	(0.53)	-

Total distributions	-		(0.10)	(0.55)	-

Net asset value, end of period	$13.53		$12.74	$12.16	$10.00

Total returnB	6.20%	C	5.55%	27.06%	-%

Ratios and supplemental data:
Net assets, end of period	$719,103,419		$665,119,502	$118,366,001	$100,000
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.08%	D	1.13%	1.62%	241.64	%D
Expenses, net of reimbursements and/or recoupments	1.08%	D	1.11%	1.14%	0.00	%E
Net investment income (loss), before expense reimbursements and/or recoupments	0.39%	D	(1.18)%	(1.13)%	(241.64	)%D
Net investment income (loss), net of reimbursements and/or recoupments	0.39%	D	(1.16)%	(0.65)%	0.00%
Portfolio turnover rate	111%	C	197%	77%	-%

A	Commenced operations on December 31, 2018.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,		Year EndedA December 31,
	2021		2020	2019	2018

	(unaudited)
Net asset value, beginning of period	$12.70		$12.14	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.13)	(0.07)	-
Net gains on investments (both realized and unrealized)	0.78		0.76	2.76	-

Total income (loss) from investment operations	0.77		0.63	2.69	-

Less distributions:
Dividends from net investment income	-		-	(0.02)	-
Distributions from net realized gains	-		(0.07)	(0.53)	-

Total distributions	-		(0.07)	(0.55)	-

Net asset value, end of period	$13.47		$12.70	$12.14	$10.00

Total returnB	6.06	%C	5.18%	26.85%	-%

Ratios and supplemental data:
Net assets, end of period	$16,246,406		$16,012,197	$8,469,551	$100,010
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.36	%D	1.45%	1.93%	241.89	%D
Expenses, net of reimbursements and/or recoupments	1.42	%D	1.42%	1.42%	0.00	%E
Net investment income (loss), before expense reimbursements and/or recoupments	0.05	%D	(1.70)%	(1.49)%	(241.89	)%D
Net investment income (loss), net of reimbursements and/or recoupments	(0.01	)%D	(1.67)%	(0.98)%	0.00%
Portfolio turnover rate	111	%C	197%	77%	-%

A	Commenced operations on December 31, 2018.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020		Year EndedA December 31, 2019

	(unaudited)
Net asset value, beginning of period	$12.68		$12.12		$11.32

Income (loss) from investment operations:
Net investment income (loss)	0.01		(0.10)		(0.03)
Net gains on investments (both realized and unrealized)	0.76		0.73		1.38

Total income (loss) from investment operations	0.77		0.63		1.35

Less distributions:
Dividends from net investment income	-		(0.00	)B	(0.02)
Distributions from net realized gains	-		(0.07)		(0.53)

Total distributions	-		(0.07)		(0.55)

Net asset value, end of period	$13.45		$12.68		$12.12

Total returnC	6.07	%D	5.19%		11.89	%D

Ratios and supplemental data:
Net assets, end of period	$4,267,012		$4,007,021		$1,469,217
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.34	%E	1.45%		2.33	%E
Expenses, net of reimbursements and/or recoupments	1.30	%E	1.44%		1.44	%E
Net investment income (loss), before expense reimbursements and/or recoupments	0.10	%E	(1.57)%		(1.73	)%E
Net investment income (loss), net of reimbursements and/or recoupments	0.14	%E	(1.56)%		(0.84	)%E
Portfolio turnover rate	111	%D	197%		77	%D

A	Commenced operations on April 30, 2019.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020	Year EndedA December 31, 2019

	(unaudited)
Net asset value, beginning of period	$12.55		$12.09	$11.32

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.17)	(0.06)
Net gains on investments (both realized and unrealized)	0.72		0.70	1.36

Total income (loss) from investment operations	0.71		0.53	1.30

Less distributions:
Dividends from net investment income	-		-	-
Distributions from net realized gains	-		(0.07)	(0.53)

Total distributions	-		(0.07)	(0.53)

Net asset value, end of period	$13.26		$12.55	$12.09

Total returnB	5.66	%C	4.37%	11.42	%C

Ratios and supplemental data:
Net assets, end of period	$17,445,174		$14,969,947	$5,702,552
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.08	%D	2.20%	2.76	%D
Expenses, net of reimbursements and/or recoupments	2.05	%D	2.19%	2.19	%D
Net investment income (loss), before expense reimbursements and/or recoupments	(0.59	)%D	(2.34)%	(2.28	)%D
Net investment income (loss), net of reimbursements and/or recoupments	(0.56	)%D	(2.33)%	(1.71	)%D
Portfolio turnover rate	111	%C	197%	77	%C

A	Commenced operations on April 30, 2019.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2021		December 16, 2020A to December 31, 2020

	(unaudited)
Net asset value, beginning of period	$10.05		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.05)		(0.00	)B
Net gains on investments (both realized and unrealized)	0.33		0.05

Total income (loss) from investment operations	0.28		0.05

Net asset value, end of period	$10.33		$10.05

Total returnC	2.79	%D	0.50	%D

Ratios and supplemental data:
Net assets, end of period	$103,320		$100,456
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	9.16	%E F	19.25	%E F
Expenses, net of reimbursements and/or recoupments	1.09	%E	1.09	%E
Net investment income (loss), before expense reimbursements and/or recoupments	(9.12	)%E F	(19.22	)%E F
Net investment income (loss), net of reimbursements and/or recoupments	(1.05	)%E	(1.06	)%E
Portfolio turnover rateG	-%		-%

A	Commencement of operations.
B	Amount is less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-recurring organization and offering costs.
G

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2021		December 16, 2020A to December 31, 2020

	(unaudited)
Net asset value, beginning of period	$10.04		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.01)
Net gains on investments (both realized and unrealized)	0.35		0.05

Total income (loss) from investment operations	0.28		0.04

Net asset value, end of period	$10.32		$10.04

Total returnB	2.79	%C	0.40	%C

Ratios and supplemental data:
Net assets, end of period	$103,154		$100,443
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	9.47	%D E	19.65	%D E
Expenses, net of reimbursements and/or recoupments	1.39	%D	1.39	%D
Net investment income (loss), before expense reimbursements and/or recoupments	(9.43	)%D E	(19.62	)%D E
Net investment income (loss), net of reimbursements and/or recoupments	(1.35	)%D	(1.36	)%D
Portfolio turnover rateF	-%		-%

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2021		December 16, 2020A to December 31, 2020

	(unaudited)
Net asset value, beginning of period	$10.04		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.10)		(0.01)
Net gains on investments (both realized and unrealized)	0.33		0.05

Total income (loss) from investment operations	0.23		0.04

Net asset value, end of period	$10.27		$10.04

Total returnB	2.29	%C	0.40	%C

Ratios and supplemental data:
Net assets, end of period	$102,739		$100,413
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	10.22	%D E	20.40	%D E
Expenses, net of reimbursements and/or recoupments	2.14	%D	2.14	%D
Net investment income (loss), before expense reimbursements and/or recoupments	(10.18	)%D E	(20.37	)%D E
Net investment income (loss), net of reimbursements and/or recoupments	(2.10	)%D	(2.11	)%D
Portfolio turnover rateF	-%		-%

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30, 2021		December 16, 2020A to December 31, 2020

	(unaudited)
Net asset value, beginning of period	$10.05		$10.00

Income from investment operations:
Net investment income (loss)	(0.05)		(0.00	)B
Net gains on investments (both realized and unrealized)	0.34		0.05

Total income from investment operations	0.29		0.05

Net asset value, end of period	$10.34		$10.05

Total returnC	2.89	%D	0.50	%D

Ratios and supplemental data:
Net assets, end of period	$10,027,444		$9,744,619
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	6.02	%E F	14.61	%E F
Expenses, net of reimbursements and/or recoupments	0.99	%E	0.99	%E
Net investment (loss), before expense reimbursements and/or recoupments	(5.98	)%E F	(14.58	)%E F
Net investment (loss), net of reimbursements and/or recoupments	(0.95	)%E	(0.96	)%E
Portfolio turnover rateG	-%		-%

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-recurring organization and offering costs.
G

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon FundsSM

Affirmation of the Commodity Pool Operator

June 30, 2021 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund for the period from January 1, 2021 to June 30, 2021, is accurate and complete.

Sonia L. Bates, Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the

American Beacon AHL Managed Futures Strategy Fund,

American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 17, 2021 and June 8-9, 2021 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 9, 2021 meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon AHL Managed Futures Strategy Fund (“Managed Futures Fund”) and the American Beacon AHL TargetRisk Fund (“TargetRisk Fund”) (each, a “Fund” and collectively, the “Funds”); and (2) the Investment Advisory Agreement among the Manager, AHL Partners LLP (the “subadvisor”), and the Trust, on behalf of the Funds. The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary, including the impact of the COVID-19 pandemic on the operations of the Manager and the subadvisor. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

performance of the Funds and the subadvisor for the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from its relationship with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Managed Futures Fund’s long-term performance and the TargetRisk Fund’s performance since its inception on December 31, 2018; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Funds by the subadvisor; the financial stability of the subadvisor; and representations made by the subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universes selected by Broadridge may not provide appropriate comparisons for a Fund due to its unique or distinctive investment strategies. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of the TargetRisk Fund relative to the performance of a comparable investment account composite managed by the subadvisor, and each Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit with respect to the Funds before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, for the Funds and their share classes, the Manager is waiving fees and/or reimbursing expenses.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to a Fund, the Board considered representations made by the subadvisor that with respect to the Managed Futures Fund, the subadvisor does not manage any comparable client accounts, and therefore could not provide fee schedules for comparable investment accounts managed by the subadvisor, and, with respect to the TargetRisk Fund, the subadvisory fee rate schedule was compared to other comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to the TargetRisk Fund, the Manager has negotiated breakpoints for the subadvisory fee rate, and, with respect to both Funds, the subadvisor had represented that it believes that its fee is competitive and reflects economies of scale for the benefit of each Fund’s shareholders. In this regard, the Board considered that the TargetRisk Fund’s current assets did not exceed the threshold necessary to reach the first subadvisory fee breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that each Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Funds’ cash balances in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, if applicable, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of subadvisor skill. The Board noted that the TargetRisk Fund had a shorter-term performance record, and evaluated the information provided.

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2020. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered each Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers, and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Funds than in prior years.

Additional Considerations and Conclusions with Respect to the American Beacon AHL Managed Futures Strategy Fund

In considering the renewal of the Agreements for the Managed Futures Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	3rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Board also considered: (1) the subadvisor’s representation that it does not manage other accounts with the same or materially similar investment strategies and service requirements as the subadvisor manages for the Managed Futures Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and subadvisor under the Agreements are fair and reasonable; and (2) determined that the Managed Futures Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Managed Futures Fund.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon AHL TargetRisk Fund

In considering the renewal of the Agreements for the TargetRisk Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	5th Quintile

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	3rd Quintile

The Board also considered: (1) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the TargetRisk Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that the TargetRisk Fund has been in operation.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Agreements are fair and reasonable; and (2) determined that the TargetRisk Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the TargetRisk Fund.

Disclosure Regarding Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 3-4, 2021 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2020 through December 31, 2020 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Funds’ portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Managers Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund, and American Beacon AHL TargetRisk Core Fund are service marks of American Beacon Advisors, Inc.

SAR 06/21

American Beacon®
FUNDS

2021 SEMI-ANNUAL REPORT

June 30, 2021

BAHL & GAYNOR SMALL CAP GROWTH FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual/semi-annual reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive annual/semi-annual reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive annual/semi-annual reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your annual/semi-annual reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

B&G 0621

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BAHL & GAYNOR SMALL CAP GROWTH FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Throughout this reporting period, the 24-hour news cycle has continued to closely follow the COVID-19 pandemic, ongoing global vaccination efforts and the rise of the delta variant, U.S. stimulus and infrastructure spending, and the reopening of our nation’s businesses and schools. After months of seclusion and uncertainty, we can finally see the proverbial light at the end of a tunnel – and a path forward to potentially brighter days – even as we learn to navigate a world facing additional virus variants.

However, during challenging times such as we’ve all experienced since March 2020, the fear of loss can be a powerful emotion. And it can cause many individuals to make short-term investment decisions that have the potential to sink their long-term financial objectives. We encourage you to remain focused on achieving your long-term investment goals by working with financial professionals to develop a personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand crises. By staying the course, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for continuing your financial journey with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

June 30, 2021 (Unaudited)

The Investor Class of the American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”) returned 9.73% for the six-month period ended June 30, 2021. The Fund outperformed the Russell 2000® Growth Index (the “Index”) return of 8.98% for the period.

Total Returns for the Period ended June 30, 2021

	Ticker	6 Months*	1 Year	3 Years	5 Years	Since Inception (07/15/2014)
R5 Class (1,4)	GBSIX	9.94%	38.24%	8.65%	12.90%	10.81%
Y Class (1,4)	GBSYX	9.89%	38.09%	8.54%	12.79%	10.70%
Investor Class (1,4)	GBSPX	9.73%	37.72%	8.30%	12.51%	10.42%
A without Sales Charge (1,2,4)	GBSAX	9.74%	37.68%	8.20%	12.46%	10.37%
A with Sales Charge (1,2,4)	GBSAX	3.46%	29.78%	6.10%	11.13%	9.43%
C without Sales Charge (1,2,4)	GBSCX	9.25%	36.59%	7.40%	11.61%	9.54%
C with Sales Charge (1,2,4)	GBSCX	8.25%	35.59%	7.40%	11.61%	9.54%

Russell 2000® Growth Index (3)		8.98%	51.36%	15.94%	18.76%	13.84%
Russell 2000® Index (3)		17.54%	17.54%	13.52%	16.47%	11.83%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.	A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

3.

The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Bahl & Gaynor Small Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 2000 Growth Index and the Russell 2000 Index (the “Indexes”) vest in the relevant LSE Group company which owns the Indexes. Russell 2000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Indexes or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Indexes for the purpose to which they are being put by the Manager. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A and C Class shares were 1.35%, 1.40%, 1.75%, 1.64%, and 2.45%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due to both stock selection and sector allocation.

Most of the Fund’s outperformance related to security selection was attributable to holdings in the Health Care and Utilities sectors. Within Health Care, contributors included LeMaitre Vascular, Inc. (up 51.2%) and Luminex Corp. (up 55.2%). In the Utilities sector, Chesapeake Utilities Corp. (up 11.3%) and not holding the benchmark’s Ormat Technologies, Inc. (down 23.3%) contributed to performance relative to the benchmark.

The aforementioned performance was somewhat offset by the Fund’s holdings in the Materials and Consumer Staples sectors. Detractors in the Materials sector included not holding the benchmark’s Louisiana Pacific Co. (up 81.9%). UTZ Brands, Inc. (down 20.9%) detracted from relative performance in the Consumer Staples sector.

2

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

June 30, 2021 (Unaudited)

From a sector allocation perspective, the Fund’s underweight to the Health Care sector and overweight to the Materials sector contributed positively to relative performance. Conversely, the Fund’s underweight to the Consumer Discretionary sector detracted.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in high-quality, smaller capitalization, dividend-paying stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
Progress Software Corp.		4.1
LeMaitre Vascular, Inc.		4.1
Tetra Tech, Inc.		3.9
Ensign Group, Inc.		3.6
Evercore, Inc., Class A		3.4
Power Integrations, Inc.		3.4
CONMED Corp.		3.3
US Physical Therapy, Inc.		3.3
CSG Systems International, Inc.		2.6
TTEC Holdings, Inc.		2.6

Total Fund Holdings	49

Sector Allocation (% Equities)
Industrials		23.7
Health Care		19.2
Information Technology		16.7
Financials		11.8
Consumer Discretionary		7.8
Materials		7.5
Real Estate		4.9
Consumer Staples		4.7
Utilities		2.3
Communication Services		0.7
Energy		0.7

3

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Examples

June 30, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2021 through June 30, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

4

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Examples

June 30, 2021 (Unaudited)

American Beacon Bahl & Gaynor Small Cap Growth Fund

	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021-6/30/2021*
R5 Class
Actual	$1,000.00	$1,099.40	$5.10
Hypothetical**	$1,000.00	$1,019.94	$4.91
Y Class
Actual	$1,000.00	$1,098.90	$5.62
Hypothetical**	$1,000.00	$1,019.44	$5.41
Investor Class
Actual	$1,000.00	$1,097.30	$7.07
Hypothetical**	$1,000.00	$1,018.05	$6.81
A Class
Actual	$1,000.00	$1,097.40	$6.92
Hypothetical**	$1,000.00	$1,018.20	$6.66
C Class
Actual	$1,000.00	$1,092.50	$11.05
Hypothetical**	$1,000.00	$1,014.23	$10.64

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.36%, 1.33%, and 2.13% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

5

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.43%

Communication Services - 0.67%

Media - 0.67%
Nexstar Media Group, Inc., Class A	2,076	$306,999

Consumer Discretionary - 7.72%

Household Durables - 2.02%
MDC Holdings, Inc.	18,258	923,855

Leisure Products - 3.46%
Brunswick Corp.	6,902	687,577
Johnson Outdoors, Inc., Class A	7,350	889,350

		1,576,927

Specialty Retail - 2.24%
Rent-A-Center, Inc.	19,275	1,022,924

Total Consumer Discretionary		3,523,706

Consumer Staples - 4.61%

Food Products - 4.61%
John B Sanfilippo & Son, Inc.	4,749	420,619
Lancaster Colony Corp.	5,665	1,096,234
Utz Brands, Inc.	26,923	586,652

		2,103,505

Total Consumer Staples		2,103,505

Energy - 0.69%

Oil, Gas & Consumable Fuels - 0.69%
World Fuel Services Corp.	9,882	313,556

Financials - 11.62%

Banks - 5.18%
First Financial Bancorp	31,281	739,170
First Interstate BancSystem, Inc., Class A	20,921	875,125
Home BancShares, Inc.	30,453	751,580

		2,365,875

Capital Markets - 3.37%
Evercore, Inc., Class A	10,919	1,537,068

Insurance - 3.07%
Horace Mann Educators Corp.	15,501	580,048
Kinsale Capital Group, Inc.	4,986	821,543

		1,401,591

Total Financials		5,304,534

Health Care - 18.89%

Health Care Equipment & Supplies - 8.51%
CONMED Corp.	10,867	1,493,452
LeMaitre Vascular, Inc.	30,527	1,862,757
Mesa Laboratories, Inc.	1,948	528,239

		3,884,448

Health Care Providers & Services - 9.21%
Chemed Corp.	2,210	1,048,645
Ensign Group, Inc.	19,040	1,650,197

See accompanying notes

6

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.43% (continued)

Health Care - 18.89% (continued)

Health Care Providers & Services - 9.21% (continued)
US Physical Therapy, Inc.	12,977	$1,503,645

		4,202,487

Health Care Technology - 1.17%
Simulations Plus, Inc.A	9,761	535,977

Total Health Care		8,622,912

Industrials - 23.27%

Aerospace & Defense - 2.31%
BWX Technologies, Inc.	12,000	697,440
Curtiss-Wright Corp.	3,001	356,399

		1,053,839

Building Products - 4.43%
AAON, Inc.	6,967	436,065
Simpson Manufacturing Co., Inc.	4,233	467,492
UFP Industries, Inc.	15,070	1,120,304

		2,023,861

Commercial Services & Supplies - 8.56%
MSA Safety, Inc.	6,338	1,049,446
Ritchie Bros Auctioneers, Inc.	18,169	1,077,058
Tetra Tech, Inc.	14,601	1,781,906

		3,908,410

Construction & Engineering - 1.12%
Quanta Services, Inc.	5,624	509,366

Machinery - 2.36%
Federal Signal Corp.	26,772	1,077,038

Professional Services - 4.49%
Exponent, Inc.	12,074	1,077,121
ManTech International Corp., Class A	11,237	972,450

		2,049,571

Total Industrials		10,622,085

Information Technology - 16.45%

IT Services - 5.22%
CSG Systems International, Inc.	25,293	1,193,324
TTEC Holdings, Inc.	11,547	1,190,380

		2,383,704

Semiconductors & Semiconductor Equipment - 7.09%
Brooks Automation, Inc.	2,240	213,427
CMC Materials, Inc.	5,318	801,635
Power Integrations, Inc.	18,792	1,542,072
Universal Display Corp.	3,048	677,662

		3,234,796

Software - 4.14%
Progress Software Corp.	40,798	1,886,907

Total Information Technology		7,505,407

See accompanying notes

7

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.43% (continued)

Materials - 7.41%

Chemicals - 7.41%
Avient Corp.	23,353	$1,148,034
Balchem Corp.	6,313	828,644
Scotts Miracle-Gro Co.	1,872	359,274
Stepan Co.	8,692	1,045,387

		3,381,339

Total Materials		3,381,339

Real Estate - 4.80%

Equity Real Estate Investment Trusts (REITs) - 4.80%
CoreSite Realty Corp.	3,769	507,307
Rexford Industrial Realty, Inc.	15,001	854,307
Terreno Realty Corp.	12,861	829,792

		2,191,406

Total Real Estate		2,191,406

Utilities - 2.30%

Gas Utilities - 2.30%
Chesapeake Utilities Corp.	8,734	1,050,962

Total Common Stocks (Cost $31,322,025)		44,926,411

SHORT-TERM INVESTMENTS - 1.36% (Cost $617,911)

Investment Companies - 1.36%
American Beacon U.S. Government Money Market Select Fund, 0.01%B C	617,911	617,911

TOTAL INVESTMENTS - 99.79% (Cost $31,939,936)		45,544,322
OTHER ASSETS, NET OF LIABILITIES - 0.21%		97,826

TOTAL NET ASSETS - 100.00%		$45,642,148

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2021 (Note 9).

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

Long Futures Contracts Open on June 30, 2021:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index Futures	5	September 2021	$582,689	$576,950	$(5,739)

			$582,689	$576,950	$(5,739)

See accompanying notes

8

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2021, the investments were classified as described below:

Bahl & Gaynor Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$44,926,411	$-	$-	$44,926,411
Short-Term Investments	617,911	-	-	617,911

Total Investments in Securities - Assets	$45,544,322	$-	$-	$45,544,322

Financial Derivative Instruments - Liabilities
Futures Contracts	$(5,739)	$-	$-	$(5,739)

Total Financial Derivative Instruments - Liabilities	$(5,739)	$-	$-	$(5,739)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2021, there were no transfers into or out of Level 3.

See accompanying notes

9

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets:
Investments in unaffiliated securities, at fair value†	$44,926,411
Investments in affiliated securities, at fair value‡	617,911
Cash collateral held at broker for futures contracts	37,000
Dividends and interest receivable	38,689
Deposits with broker for futures contracts	6,529
Receivable for fund shares sold	38,990
Receivable for expense reimbursement (Note 2)	11,497
Prepaid expenses	69,452

Total assets	45,746,479

Liabilities:
Payable for fund shares redeemed	21,677
Management and sub-advisory fees payable (Note 2)	33,765
Service fees payable (Note 2)	1,742
Transfer agent fees payable (Note 2)	2,851
Custody and fund accounting fees payable	13,532
Professional fees payable	17,592
Trustee fees payable (Note 2)	18
Payable for prospectus and shareholder reports	6,879
Payable for variation margin for open futures contracts (Note 5)	5,697
Other liabilities	578

Total liabilities	104,331

Net assets	$45,642,148

Analysis of net assets:
Paid-in-capital	$31,007,220
Total distributable earnings (deficits)A	14,634,928

Net assets	$45,642,148

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	1,073,406

Y Class	1,203,342

Investor Class	207,340

A Class	78,730

C Class	18,637

Net assets:
R5 Class	$19,104,437

Y Class	$21,260,327

Investor Class	$3,601,120

A Class	$1,365,943

C Class	$310,321

Net asset value, offering and redemption price per share:
R5 Class	$17.80

Y Class	$17.67

Investor Class	$17.37

A Class	$17.35

A Class (offering price)	$18.41

C Class	$16.65

† Cost of investments in unaffiliated securities	$31,322,025
‡ Cost of investments in affiliated securities	$617,911
§ Fair value of securities on loan	$274,770

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

10

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Operations

For the period ended June 30, 2021 (Unaudited)

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$294,375
Dividend income from affiliated securities (Note 2)	17
Income derived from securities lending (Note 9)	102

Total investment income	294,494

Expenses:
Management and sub-advisory fees (Note 2)	197,655
Transfer agent fees:
R5 Class (Note 2)	4,646
Y Class (Note 2)	11,035
Investor Class	683
A Class	51
C Class	21
Custody and fund accounting fees	16,961
Professional fees	16,810
Registration fees and expenses	33,678
Service fees (Note 2):
Investor Class	6,676
A Class	572
C Class	205
Distribution fees (Note 2):
A Class	1,747
C Class	1,581
Prospectus and shareholder report expenses	8,983
Trustee fees (Note 2)	1,516
Loan expense (Note 10)	108
Other expenses	6,817

Total expenses	309,745

Net fees waived and expenses (reimbursed) (Note 2)	(66,739)

Net expenses	243,006

Net investment income	51,488

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesA	3,148,459
Futures contracts	88,630
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	888,619
Futures contracts	(8,333)

Net gain from investments	4,117,375

Net increase in net assets resulting from operations	$4,168,863

† Foreign taxes	$1,066

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

11

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Changes in Net Assets

	Six Months Ended June 30, 2021	Year Ended December 31, 2020
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$51,488	$208,362
Net realized gain from investments in unaffiliated securities and futures contracts	3,237,089	70,414
Change in net unrealized appreciation of investments in unaffiliated securities and futures contracts	880,286	3,588,274

Net increase in net assets resulting from operations	4,168,863	3,867,050

Distributions to shareholders:
Total retained earnings:
R5 Class	-	(85,585)
Y Class	-	(97,396)
Investor Class	-	(14,820)
A Class	-	(6,476)

Net distributions to shareholders	-	(204,277)

Capital share transactions (Note 11):
Proceeds from sales of shares	1,424,903	3,765,505
Reinvestment of dividends and distributions	-	201,044
Cost of shares redeemed	(2,073,583)	(10,503,998)

Net (decrease) in net assets from capital share transactions	(648,680)	(6,537,449)

Net increase (decrease) in net assets	3,520,183	(2,874,676)

Net assets:
Beginning of period	42,121,965	44,996,641

End of period	$45,642,148	$42,121,965

See accompanying notes

12

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of June 30, 2021, the Trust consists of twenty-eight active series, one of which is presented in this filing: American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”). The remaining twenty-seven active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how the Fund will use derivatives, may adversely affect the Fund’s performance and may increase costs related to the Fund’s use of derivatives.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

13

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Class	Eligible Investors	Minimum Initial Investments
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

14

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Bahl & Gaynor, Inc. (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $500 million	0.525%
Over $500 million	0.50%

The Management and Sub-Advisory Fees paid by the Fund for the period ended June 30, 2021 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.350%	$79,068
Sub-Advisor Fees	0.525%	118,587

Total	0.875%	$197,655

15

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statement of Operations. During the period ended June 30, 2021, the Manager received securities lending fees of $16 for the securities lending activities of the Fund.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the period ended June 30, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$14,908

As of June 30, 2021, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$2,457

16

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with a June 30, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	June 30, 2021 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2021 Fair Value
U.S. Government Money Market Select	Direct	Bahl & Gaynor Small Cap Growth	$617,911	$-	$-	$17	$617,911

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2021, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Bahl & Gaynor Small Cap Growth	$235

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2021, the Fund borrowed $4,783 for 1 day at an interest rate of 0.80% with interest charges of less than $1. This amount is recorded as “Other expenses” in the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the period ended June 30, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	1/1/2021 - 4/30/2021	5/1/2021 - 6/30/2021	Reimbursed Expenses	(Recouped) Expenses
Bahl & Gaynor Small Cap Growth	R5	0.98%	0.98%	$29,998	$-	2024
Bahl & Gaynor Small Cap Growth	Y	1.08%	1.08%	29,117	-	2024
Bahl & Gaynor Small Cap Growth	Investor	1.36%	1.36%	5,419	-	2024
Bahl & Gaynor Small Cap Growth	A	1.34%	1.32%	1,791	-	2024
Bahl & Gaynor Small Cap Growth	C	2.13%	2.13%	414	-	2024

17

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Of these amounts, $11,497 was disclosed as a Receivable for Expense Reimbursement on the Statement of Assets and Liabilities at June 30, 2021.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bahl & Gaynor Small Cap Growth	$-	$78,324	$39,749	2021
Bahl & Gaynor Small Cap Growth	-	141,101	-	2022
Bahl & Gaynor Small Cap Growth	-	134,708	-	2023

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended June 30, 2021, RID collected $225 from the sale of Class A Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2021, there were no CDSC fees collected for the Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2021, there were no CDSC fees collected for Class C Shares of the Fund.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her

18

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the

19

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

20

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and

21

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended June 30, 2021, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2021
Bahl & Gaynor Small Cap Growth	5

22

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$5,739	$5,739

The effect of financial derivative instruments on the Statement of Operations as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$88,630	$88,630

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(8,333)	$(8,333)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2021.

Offsetting of Financial and Derivative Assets as of June 30, 2021:
	Assets	Liabilities
Futures Contracts(1)	$-	$5,739

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$5,739

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(5,739)

(1) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Dividend Risk

The Fund’s focus on dividend-paying stocks could cause the Fund to underperform funds that invest without consideration of a company’s track record of paying dividends. An issuer of stock held by the Fund may choose not

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American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. In addition, stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

24

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The transmission of COVID-19 and

25

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. The Federal Reserve has signaled that it plans to maintain its interventions at an elevated level. Amid the Federal Reserve’s ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. Future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, the Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of the Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

26

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2020 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of June 30, 2021, the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bahl & Gaynor Small Cap Growth	$32,339,706	$13,555,835	$(351,219)	$13,204,616

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2020, the Fund had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Bahl & Gaynor Small Cap Growth	$770,153	$1,063,896

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bahl & Gaynor Small Cap Growth	$7,157,974	$7,825,540

A summary of the Fund’s transactions in the USG Select Fund for the period ended June 30, 2021 were as follows:

Fund	Type of Transaction	December 31, 2020 Shares/Fair Value	Purchases	Sales	June 30, 2021 Shares/Fair Value
Bahl & Gaynor Small Cap Growth	Direct	$562,884	$2,832,313	$2,777,286	$617,911

27

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2021, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Bahl & Gaynor Small Cap Growth	$274,770	$-	$286,479	$286,479

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

28

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

10.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended June 30, 2021, the Fund did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	9,832	$169,691	41,600	$498,818
Reinvestment of dividends	-	-	5,339	85,585
Shares redeemed	(9,314)	(161,110)	(202,445)	(2,733,663)

Net increase (decrease) in shares outstanding	518	$8,581	(155,506)	$(2,149,260)

	Y Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	44,797	$770,804	200,131	$2,487,401
Reinvestment of dividends	-	-	5,915	94,163
Shares redeemed	(68,800)	(1,209,167)	(505,161)	(6,363,513)

Net (decrease) in shares outstanding	(24,003)	$(438,363)	(299,115)	$(3,781,949)

29

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

	Investor Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	26,360	$450,096	60,656	$753,862
Reinvestment of dividends	-	-	945	14,820
Shares redeemed	(26,589)	(457,836)	(80,383)	(1,059,922)

Net (decrease) in shares outstanding	(229)	$(7,740)	(18,782)	$(291,240)

	A Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,862	$33,112	1,981	$22,924
Reinvestment of dividends	-	-	413	6,476
Shares redeemed	(13,067)	(224,307)	(23,475)	(299,467)

Net (decrease) in shares outstanding	(11,205)	$(191,195)	(21,081)	$(270,067)

	C Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	70	$1,200	181	$2,500
Reinvestment of dividends	-	-	-	-
Shares redeemed	(1,236)	(21,163)	(3,966)	(47,433)

Net (decrease) in shares outstanding	(1,166)	$(19,963)	(3,785)	$(44,933)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019	2018		2017	2016

	(unaudited)
Net asset value, beginning of period	$16.19		$14.52	$11.62	$13.93		$12.77	$10.17

Income (loss) from investment operations:
Net investment income	0.03		0.10	0.07	0.07		0.04	0.03
Net gains (losses) on investments (both realized and unrealized)	1.58		1.65	2.89	(1.66)		1.71	2.60

Total income (loss) from investment operations	1.61		1.75	2.96	(1.59)		1.75	2.63

Less distributions:
Dividends from net investment income	-		(0.08)	(0.06)	(0.05)		(0.05)	(0.03)
Distributions from net realized gains	-		-	-	(0.67)		(0.54)	-
Tax return of capitalC	-		-	-	(0.00	)B	-	-

Total distributions	-		(0.08)	(0.06)	(0.72)		(0.59)	(0.03)

Net asset value, end of period	$17.80		$16.19	$14.52	$11.62		$13.93	$12.77

Total returnD	9.94	%E	12.06%	25.49%	(11.27)%		13.65%	25.88%

Ratios and supplemental data:
Net assets, end of period	$19,104,437		$17,373,228	$17,837,496	$13,875,243		$16,498,344	$7,563,970
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.30	%F	1.35%	1.33%	1.26%		1.32%	1.85%
Expenses, net of reimbursements and/or recoupments	0.98	%F	0.98%	0.98%	0.98%		0.98%	0.98%
Net investment income (loss), before expense reimbursements and/or recoupments	0.01	%F	0.26%	0.18%	0.17%		0.18%	(0.30)%
Net investment income, net of reimbursements and/or recoupments	0.33	%F	0.63%	0.53%	0.45%		0.52%	0.57%
Portfolio turnover rate	16	%E	38%	35%	42%		38%	23%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Amount represents less than $0.01 per share.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.

See accompanying notes

31

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,

	2021		2020	2019	2018		2017	2016

	(unaudited)
Net asset value, beginning of period	$16.08		$14.44	$11.57	$13.89		$12.75	$10.16

Income (loss) from investment operations:
Net investment income	0.02		0.08	0.06	0.05		0.05	0.04
Net gains (losses) on investments (both realized and unrealized)	1.57		1.64	2.87	(1.65)		1.68	2.58

Total income (loss) from investment operations	1.59		1.72	2.93	(1.60)		1.73	2.62

Less distributions:
Dividends from net investment income	-		(0.08)	(0.06)	(0.05)		(0.05)	(0.03)
Distributions from net realized gains	-		-	-	(0.67)		(0.54)	-
Tax return of capitalA	-		-	-	(0.00	)B	-	-

Total distributions	-		(0.08)	(0.06)	(0.72)		(0.59)	(0.03)

Net asset value, end of period	$17.67		$16.08	$14.44	$11.57		$13.89	$12.75

Total returnC	9.89	%D	11.92%	25.34%	(11.37)%		13.52%	25.80%

Ratios and supplemental data:
Net assets, end of period	$21,260,327		$19,738,717	$22,038,090	$17,879,581		$15,114,316	$6,856,954
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.35	%E	1.40%	1.38%	1.34%		1.38%	1.98%
Expenses, net of reimbursements and/or recoupments	1.08	%E	1.08%	1.08%	1.08%		1.08%	1.08%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.05	)%E	0.22%	0.13%	0.13%		0.12%	(0.43)%
Net investment income, net of reimbursements and/or recoupments	0.22	%E	0.54%	0.43%	0.39%		0.42%	0.47%
Portfolio turnover rate	16	%D	38%	35%	42%		38%	23%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

32

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019	2018		2017	2016

	(unaudited)
Net asset value, beginning of period	$15.83		$14.21	$11.41	$13.75		$12.65	$10.12

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)A	0.02	0.01	(0.00	)A	0.02	0.03
Net gains (losses) on investments (both realized and unrealized)	1.54		1.67	2.84	(1.62)		1.66	2.53

Total income (loss) from investment operations	1.54		1.69	2.85	(1.62)		1.68	2.56

Less distributions:
Dividends from net investment income	-		(0.07)	(0.05)	(0.05)		(0.04)	(0.03)
Distributions from net realized gains	-		-	-	(0.67)		(0.54)	-
Tax return of capitalB	-		-	-	(0.00	)A	-	-

Total distributions	-		(0.07)	(0.05)	(0.72)		(0.58)	(0.03)

Net asset value, end of period	$17.37		$15.83	$14.21	$11.41		$13.75	$12.65

Total returnC	9.73	%D	11.91%	24.99%	(11.64)%		13.23%	25.31%

Ratios and supplemental data:
Net assets, end of period	$3,601,120		$3,286,176	$3,217,039	$2,736,498		$4,344,476	$3,595,277
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.67	%E	1.75%	1.71%	1.53%		1.57%	2.09%
Expenses, net of reimbursements and/or recoupments	1.36	%E	1.36%	1.36%	1.36%		1.36%	1.36%
Net investment (loss), before expense reimbursements and/or recoupments	(0.36	)%E	(0.14)%	(0.20)%	(0.14)%		(0.09)%	(0.51)%
Net investment income (loss), net of reimbursements and/or recoupments	(0.05	)%E	0.25%	0.15%	0.03%		0.12%	0.23%
Portfolio turnover rate	16	%D	38%	35%	42%		38%	23%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

33

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020		2019		2018		2017	2016

	(unaudited)
Net asset value, beginning of period	$15.81		$14.23		$11.42		$13.75		$12.64	$10.11

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		0.03	A	0.01	A	0.02		0.03	0.04
Net gains (losses) on investments (both realized and unrealized)	1.58		1.62		2.84		(1.64)		1.65	2.52

Total income (loss) from investment operations	1.54		1.65		2.85		(1.62)		1.68	2.56

Less distributions:
Dividends from net investment income	-		(0.07)		(0.04)		(0.04)		(0.03)	(0.03)
Distributions from net realized gains	-		-		-		(0.67)		(0.54)	-
Tax return of capitalB	-		-		-		(0.00	)C	-	-

Total distributions	-		(0.07)		(0.04)		(0.71)		(0.57)	(0.03)

Net asset value, end of period	$17.35		$15.81		$14.23		$11.42		$13.75	$12.64

Total returnD	9.74	%E	11.62%		24.97%		(11.70)%		13.30%	25.34%

Ratios and supplemental data:
Net assets, end of period	$1,365,943		$1,422,125		$1,579,622		$3,958,224		$3,955,277	$2,321,426
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.59	%F	1.64%		1.64%		1.61%		1.69%	2.18%
Expenses, net of reimbursements and/or recoupments	1.33	%F	1.35%		1.38%		1.38%		1.38%	1.38%
Net investment (loss), before expense reimbursements and/or recoupments	(0.32	)%F	(0.04)%		(0.18)%		(0.16)%		(0.20)%	(0.61)%
Net investment income (loss), net of reimbursements and/or recoupments	(0.06	)%F	0.25%		0.08%		0.07%		0.11%	0.18%
Portfolio turnover rate	16	%E	38%		35%		42%		38%	23%

A	Per share amounts have been calculated using the average shares method.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.

See accompanying notes

34

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019	2018		2017	2016

	(unaudited)
Net asset value, beginning of period	$15.24		$13.75	$11.09	$13.42		$12.42	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.12)		(0.18)	(0.14)	(0.21)		(0.06)	(0.05)
Net gains (losses) on investments (both realized and unrealized)	1.53		1.67	2.80	(1.45)		1.60	2.49

Total income (loss) from investment operations	1.41		1.49	2.66	(1.66)		1.54	2.44

Less distributions:
Dividends from net investment income	-		-	-	-		-	(0.02)
Distributions from net realized gains	-		-	-	(0.67)		(0.54)	-
Tax return of capitalA	-		-	-	(0.00	)B	-	-

Total distributions	-		-	-	(0.67)		(0.54)	(0.02)

Net asset value, end of period	$16.65		$15.24	$13.75	$11.09		$13.42	$12.42

Total returnC	9.25	%D	10.84%	23.99%	(12.26)%		12.38%	24.35%

Ratios and supplemental data:
Net assets, end of period	$310,321		$301,719	$324,394	$297,668		$520,113	$412,390
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.39	%E	2.45%	2.47%	2.35%		2.44%	3.09%
Expenses, net of reimbursements and/or recoupments	2.13	%E	2.13%	2.13%	2.13%		2.13%	2.13%
Net investment (loss), before expense reimbursements and/or recoupments	(1.10	)%E	(0.84)%	(0.97)%	(0.92)%		(0.96)%	(1.56)%
Net investment (loss), net of reimbursements and/or recoupments	(0.84	)%E	(0.52)%	(0.63)%	(0.70)%		(0.65)%	(0.60)%
Portfolio turnover rate	16	%D	38%	35%	42%		38%	23%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

35

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 17, 2021 and June 8-9, 2021 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 9, 2021 meeting, approved the renewal of:(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Bahl & Gaynor Small Cap Growth Fund (“Fund”); and (2) the Investment Advisory Agreement among the Manager, Bahl & Gaynor Investment Counsel, Inc. (the “subadvisor”), and the Trust on behalf of the Fund. The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary, including the impact of the COVID-19 pandemic on the operations of the Manager and the subadvisor. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the subadvisor for the Fund; (3) the costs incurred by the Manager in rendering

36

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from its relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Fund by the subadvisor; the financial stability of the subadvisor; and representations made by the subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund, relative to its Broadridge Performance Universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universe selected by Broadridge may not provide appropriate comparisons for the Fund due to the Fund’s unique or distinctive investment strategies. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of the Fund relative to the performance of a composite of other comparable investment accounts managed by the subadvisor and the Fund’s benchmark index as well as an alternate benchmark index that the subadvisor believes provides an additional basis for comparison in light of the strategy it pursued in managing the Fund. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund. The Board also noted that, for certain Funds and share classes, the Manager is waiving fees and/or reimbursing expenses.

37

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by the subadvisor that the Fund’s subadvisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for the subadvisory fee rate schedule. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first subadvisory fee rate breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that the subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

38

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of subadvisor skill.

The expense comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2020. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Board. The Board also considered that, in connection with the change in the name of the Fund’s Institutional Class shares, the share class used for the Fund’s Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Fund than in prior years.

In considering the renewal of the Agreements for the Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1	st Quintile
Compared to Broadridge Expense Universe	4	th Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	5	th Quintile
Compared to Morningstar Category	5	th Quintile

The Board also considered: (1) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the Fund; (2) the Fund employs a limited-capacity strategy focusing on profitable, dividend-paying, high quality small-capitalization growth companies, which differs from the strategies employed by most other funds in the Broadridge Performance Universe and Morningstar category and has recently been out of favor; and (3) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

39

Disclosure Regarding Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 3-4, 2021 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2020 through December 31, 2020 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

40

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Bahl & Gaynor Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

SAR 06/21

American Beacon®
FUNDS

2021 SEMI-ANNUAL REPORT

June 30, 2021

BRIDGEWAY LARGE CAP GROWTH FUND

BRIDGEWAY LARGE CAP VALUE FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual/semi-annual reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive annual/semi-annual reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive annual/semi-annual reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your annual/semi-annual reports by calling 1-866-345-5954 the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

Bridgeway 0621

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BRIDGEWAY LARGE CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

BRIDGEWAY LARGE CAP VALUE FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Throughout this reporting period, the 24-hour news cycle has continued to closely follow the COVID-19 pandemic, ongoing global vaccination efforts and the rise of the delta variant, U.S. stimulus and infrastructure spending, and the reopening of our nation’s businesses and schools. After months of seclusion and uncertainty, we can finally see the proverbial light at the end of a tunnel – and a path forward to potentially brighter days – even as we learn to navigate a world facing additional virus variants.

However, during challenging times such as we’ve all experienced since March 2020, the fear of loss can be a powerful emotion. And it can cause many individuals to make short-term investment decisions that have the potential to sink their long-term financial objectives. We encourage you to remain focused on achieving your long-term investment goals by working with financial professionals to develop a personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand crises. By staying the course, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for continuing your financial journey with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

June 30, 2021 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Growth Fund (the “Fund”) returned 12.13% for the six months ended June 30, 2021, compared to the Russell 1000® Growth Index (the “Index”) return of 12.99% for the same period.

Total Returns for the Period ended June 30, 2021

	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
R5 Class (1,8)	BRLGX	12.28%	42.22%	19.69%	20.51%	16.19%
Y Class (1,2,8)	BLYYX	12.26%	42.15%	19.59%	20.41%	16.14%
Investor Class (1,3,8)	BLYPX	12.13%	41.80%	19.26%	20.08%	15.96%
A without Sales Charge (1,4,8)	BLYAX	12.13%	41.96%	19.30%	20.11%	15.98%
A with Sales Charge (1,4,8)	BLYAX	5.69%	33.79%	16.97%	18.69%	15.30%
C without Sales Charge (1,5,8)	BLYCX	11.71%	40.82%	18.39%	19.19%	15.50%
C with Sales Charge (1,5,8)	BLYCX	10.71%	39.82%	18.39%	19.19%	15.50%
R6 Class (1,6,8)	BLYRX	12.31%	42.33%	19.75%	20.56%	16.21%

Russell 1000® Growth Index (7)		12.99%	42.50%	25.14%	23.66%	17.87%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the R5 Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.

Fund performance for the ten-year period represent the returns achieved by the R5 Class from 6/30/2011 up to 2/5/16, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/2011. A portion of the fees charged to the Y Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

3.

Fund performance for the ten-year period represent the returns achieved by the R5 Class from 6/30/2011 up to 2/5/16, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the R5 Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/2011. A portion of the fees charged to the Investor Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was higher than actual returns shown since inception.

4.

Fund performance for the ten-year period represent the returns achieved by the R5 Class from 6/30/2011 through 2/5/16, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/2011. A portion of the fees charged to the A Class of the Fund was waived from Fund inception through 2018, partially recovered in 2019 and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represent the returns achieved by the R5 Class from 6/30/2011 through 2/5/16, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/2011. A portion of fees charged to the C Class of the Fund was waived from Fund inception through 2017, partially recovered in 2018 and 2019 and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the five-year and ten-year periods represent the returns achieved by the R5 Class from 6/30/2011 through 4/30/18, the inception date of the R6 Class and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/2011. A portion of fees charged to the R6 Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group

2

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

June 30, 2021 (Unaudited)

companies. LSE Group is not responsible for and has not reviewed the American Beacon Bridgeway Large Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C and R6 Class shares were 0.93%, 0.98%, 1.27%, 1.23%, 1.97%, and 0.87%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index mostly due to sector allocation, and, to a lesser extent, security selection.

From a sector allocation perspective, overweight allocations to both the Consumer Staples and Consumer Discretionary sectors, two of the poorer performing sectors in the Index, respectively, detracted from relative performance. This was slightly offset by the Fund’s overweight allocation to the Real Estate sector, the best performing sector in the Index.

Most of the Fund’s underperformance related to security selection was attributable to holdings in the Communication Services and Industrials sectors. Within the Communication Services sector, absences from Index-positions Alphabet, Inc., Class C and Alphabet, Inc., Class A (up 43.1% and 39.3%, respectively), contributed significantly to relative underperformance for the period. In Industrials, Rollins, Inc. (down 12.1%) and Generac Holdings, Inc. (down 12.4%) also contributed to relative underperformance for the period.

In contrast, security selections in the Consumer Discretionary sector added to performance. Holdings in Williams-Sonoma, Inc. (up 58.0%) and out-of-Index Target Corp. (up 30.8%) helped to offset the Fund’s relative underperformance.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Apple, Inc.		4.5
NVIDIA Corp.		4.0
Amazon.com, Inc.		3.7
Microsoft Corp.		3.4
HubSpot, Inc.		2.7
IDEXX Laboratories, Inc.		2.3
Match Group, Inc.		2.2
Advanced Micro Devices, Inc.		2.1
Cadence Design Systems, Inc.		2.0
Lululemon Athletica, Inc.		2.0

Total Fund Holdings	71

Sector Allocation (% Equities)
Information Technology		42.8
Consumer Discretionary		16.3
Health Care		13.6
Communication Services		9.4
Consumer Staples		7.5
Real Estate		3.7
Financials		3.4
Industrials		3.3

3

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2021 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned 17.44% for the six months ended June 30, 2021, compared to the Russell 1000® Value Index (the “Index”) return of 17.05% for the same period.

Total Returns for the Period ended June 30, 2021

	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
R5 Class (1,8)	BRLVX	17.61%	42.40%	7.64%	9.72%	11.22%
Y Class (1,2,8)	BWLYX	17.60%	42.25%	7.56%	9.64%	11.15%
Investor Class (1,3,8)	BWLIX	17.44%	41.94%	7.29%	9.35%	10.89%
A without Sales Charge (1,4,8)	BWLAX	17.46%	41.89%	7.26%	9.33%	10.82%
A with Sales Charge (1,4,8)	BWLAX	10.70%	33.76%	5.17%	8.04%	10.17%
C without Sales Charge (1,5,8)	BWLCX	16.99%	40.88%	6.48%	8.52%	10.07%
C with Sales Charge (1,5,8)	BWLCX	15.99%	39.88%	6.48%	8.52%	10.07%
R6 Class (1,6,8)	BWLRX	17.67%	42.48%	7.68%	9.73%	11.23%

Russell 1000® Value Index (7)		17.05%	43.68%	12.42%	11.87%	11.61%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total returns based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5 Class was waived through 2013, partially recovered in 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown for the ten-year period. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 6/30/2011 up to 2/3/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/2011 A portion of the fees charged to the Y Class was waived in 2012, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for the ten-year period.

3.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 6/30/2011 up to 2/3/12, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the R5 Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/2011. A portion of the fees charged to the Investor Class was waived in 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown for the ten-year period.

4.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 6/30/2011 through 2/3/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/2011. A portion of the fees charged to the A Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for the ten-year period. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 6/30/2011 through 2/3/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/2011. A portion of the fees charged to the C Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for the ten-year period. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the five-year and ten-year periods represent the returns achieved by the R5 Class from 6/30/2011 through 4/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/2011. A portion of the fees charged to the R6 Class of the Fund was waived in 2017. Performance prior to waiving fees was lower than actual returns shown for the five-year and ten-year periods.

7.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE

4

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2021 (Unaudited)

Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Bridgeway Large Cap Value Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Value Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C and R6 Class shares were 0.75%, 0.83%, 1.10%, 1.10%, 1.83%, and 0.73%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index due to stock selection. Sector allocation slightly detracted from relative returns.

Most of the Fund’s outperformance related to security selection was attributed to holdings in the Financials and Communication Services sectors. The firm’s investments in Ally Financial, Inc. (up 44.7%) and Synchrony Financial (up 43.5%) were the primary drivers of performance in the Financials sector. Within the Communications Services sector, primary contributors to relative return were an absence from Index-position The Walt Disney Company (down 3.0%) and a position in Discovery, Inc., Class A (up 20.1%).

The aforementioned performance was somewhat offset by security selection in the Industrials sector. Rollins, Inc. (down 12.2%) and Republic Services, Inc. (down 5.0%) detracted from returns.

From a sector allocation perspective, the Fund’s overweight to the Consumer Staples and Communications Services sectors detracted from overall performance during the period. An overweight to the Financials sector, however, added to relative returns.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Johnson Controls International PLC		2.1
Cummins, Inc.		1.6
Bank of America Corp.		1.4
Biogen, Inc.		1.3
ConocoPhillips		1.3
HP, Inc.		1.3
JPMorgan Chase & Co.		1.3
MetLife, Inc.		1.3
Morgan Stanley		1.3
Texas Instruments, Inc.		1.3

Total Fund Holdings	94

Sector Allocation (% Equities)
Financials		21.4
Health Care		13.3
Industrials		12.9
Consumer Staples		11.3
Information Technology		10.8
Communication Services		8.4
Consumer Discretionary		7.0
Real Estate		4.5
Materials		4.2
Energy		3.6
Utilities		2.6

5

American Beacon FundsSM

Expense Examples

June 30, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2021 through June 30, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon FundsSM

Expense Examples

June 30, 2021 (Unaudited)

American Beacon Bridgeway Large Cap Growth Fund

	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021-6/30/2021*
R5 Class
Actual	$1,000.00	$1,122.80	$4.26
Hypothetical**	$1,000.00	$1,020.78	$4.06
Y Class
Actual	$1,000.00	$1,122.60	$4.58
Hypothetical**	$1,000.00	$1,020.48	$4.36
Investor Class
Actual	$1,000.00	$1,121.30	$5.89
Hypothetical**	$1,000.00	$1,019.24	$5.61
A Class
Actual	$1,000.00	$1,121.30	$5.79
Hypothetical**	$1,000.00	$1,019.34	$5.51
C Class
Actual	$1,000.00	$1,117.10	$9.66
Hypothetical**	$1,000.00	$1,015.67	$9.20
R6 Class
Actual	$1,000.00	$1,123.10	$4.00
Hypothetical**	$1,000.00	$1,021.03	$3.81

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.81%, 0.87%, 1.12%, 1.10%, 1.84%, and 0.76% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Bridgeway Large Cap Value Fund

	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021-6/30/2021*
R5 Class
Actual	$1,000.00	$1,176.10	$4.21
Hypothetical**	$1,000.00	$1,020.93	$3.91
Y Class
Actual	$1,000.00	$1,176.00	$4.59
Hypothetical**	$1,000.00	$1,020.58	$4.26
Investor Class
Actual	$1,000.00	$1,174.40	$5.98
Hypothetical**	$1,000.00	$1,019.29	$5.56
A Class
Actual	$1,000.00	$1,174.60	$5.98
Hypothetical**	$1,000.00	$1,019.29	$5.56
C Class
Actual	$1,000.00	$1,169.90	$10.11
Hypothetical**	$1,000.00	$1,015.47	$9.39
R6 Class
Actual	$1,000.00	$1,176.70	$4.05
Hypothetical**	$1,000.00	$1,021.08	$3.76

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.78%, 0.85%, 1.11%, 1.11%, 1.88%, and 0.75% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.59%

Communication Services - 9.24%

Diversified Telecommunication Services - 0.87%
Lumen Technologies, Inc.	153,500	$2,086,065

Entertainment - 2.76%
Activision Blizzard, Inc.	12,400	1,183,456
Netflix, Inc.A	4,600	2,429,766
Roku, Inc.A	6,500	2,985,125

		6,598,347

Interactive Media & Services - 3.47%
Match Group, Inc.A	32,100	5,176,125
Pinterest, Inc., Class AA	39,500	3,118,525

		8,294,650

Media - 2.14%
Altice USA, Inc., Class AA	75,000	2,560,500
Discovery, Inc., Class AA B	83,300	2,555,644

		5,116,144

Total Communication Services		22,095,206

Consumer Discretionary - 16.09%

Distributors - 0.96%
Pool Corp.	5,000	2,293,300

Diversified Consumer Services - 0.86%
Chegg, Inc.A	24,700	2,052,817

Hotels, Restaurants & Leisure - 0.93%
Expedia Group, Inc.A	13,500	2,210,085

Internet & Direct Marketing Retail - 4.91%
Amazon.com, Inc.A	2,600	8,944,416
Etsy, Inc.A	13,600	2,799,424

		11,743,840

Specialty Retail - 5.38%
Best Buy Co., Inc.	39,600	4,553,208
Lowe’s Cos., Inc.	11,500	2,230,655
O’Reilly Automotive, Inc.A	4,400	2,491,324
Williams-Sonoma, Inc.	22,400	3,576,160

		12,851,347

Textiles, Apparel & Luxury Goods - 3.05%
Lululemon Athletica, Inc.A	12,800	4,671,616
NIKE, Inc., Class B	17,000	2,626,330

		7,297,946

Total Consumer Discretionary		38,449,335

Consumer Staples - 7.40%

Beverages - 1.22%
PepsiCo, Inc.	19,600	2,904,132

Food & Staples Retailing - 1.93%
Albertsons Companies, Inc., Class AB	118,400	2,327,744
Costco Wholesale Corp.	5,800	2,294,886

		4,622,630

See accompanying notes

8

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.59% (continued)

Consumer Staples - 7.40% (continued)

Food Products - 2.31%
Campbell Soup Co.	21,400	$975,626
Kellogg Co.	70,700	4,548,131

		5,523,757

Household Products - 1.94%
Procter & Gamble Co.	34,300	4,628,099

Total Consumer Staples		17,678,618

Financials - 3.31%

Capital Markets - 1.35%
Ameriprise Financial, Inc.	13,000	3,235,440

Consumer Finance - 1.03%
Synchrony Financial	50,600	2,455,112

Insurance - 0.93%
Allstate Corp.	17,000	2,217,480

Total Financials		7,908,032

Health Care - 13.41%

Biotechnology - 2.57%
Biogen, Inc.A	9,200	3,185,684
Seagen, Inc.A	18,700	2,952,356

		6,138,040

Health Care Equipment & Supplies - 4.23%
Baxter International, Inc.	28,300	2,278,150
Hologic, Inc.A	35,900	2,395,248
IDEXX Laboratories, Inc.A	8,600	5,431,330

		10,104,728

Health Care Providers & Services - 2.78%
AmerisourceBergen Corp.	18,900	2,163,861
DaVita, Inc.A	15,200	1,830,536
HCA Healthcare, Inc.	12,800	2,646,272

		6,640,669

Life Sciences Tools & Services - 1.85%
Agilent Technologies, Inc.	16,000	2,364,960
Repligen Corp.A	10,300	2,056,086

		4,421,046

Pharmaceuticals - 1.98%
Bristol-Myers Squibb Co.	32,300	2,158,286
Zoetis, Inc.	13,900	2,590,404

		4,748,690

Total Health Care		32,053,173

Industrials - 3.29%

Air Freight & Logistics - 2.01%
Expeditors International of Washington, Inc.	20,600	2,607,960
United Parcel Service, Inc., Class B	10,600	2,204,482

		4,812,442

See accompanying notes

9

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.59% (continued)

Industrials - 3.29% (continued)

Commercial Services & Supplies - 1.28%
Rollins, Inc.	89,400	$3,057,480

Total Industrials		7,869,922

Information Technology - 42.23%

Communications Equipment - 0.89%
Ubiquiti, Inc.	6,800	2,122,892

IT Services - 3.37%
Jack Henry & Associates, Inc.	10,600	1,733,206
Mastercard, Inc., Class A	7,600	2,774,684
Okta, Inc.A	4,700	1,149,996
Square, Inc., Class AA	9,800	2,389,240

		8,047,126

Semiconductors & Semiconductor Equipment - 13.23%
Advanced Micro Devices, Inc.A	53,700	5,044,041
Applied Materials, Inc.	31,500	4,485,600
Lam Research Corp.	7,000	4,554,900
NVIDIA Corp.	11,800	9,441,180
QUALCOMM, Inc.	16,100	2,301,173
Teradyne, Inc.	17,000	2,277,320
Texas Instruments, Inc.	18,300	3,519,090

		31,623,304

Software - 18.77%
Cadence Design Systems, Inc.A	35,500	4,857,110
DocuSign, Inc.A	4,100	1,146,237
Fair Isaac Corp.A	4,700	2,362,596
Fortinet, Inc.A	16,600	3,953,954
HubSpot, Inc.A	11,000	6,409,920
Microsoft Corp.	30,100	8,154,090
Oracle Corp.	45,700	3,557,288
Palo Alto Networks, Inc.A	6,300	2,337,615
ServiceNow, Inc.A	8,000	4,396,400
Workday, Inc., Class AA	16,100	3,843,714
Zendesk, Inc.A	26,600	3,839,444

		44,858,368

Technology Hardware, Storage & Peripherals - 5.97%
Apple, Inc.	78,400	10,737,664
HP, Inc.	117,500	3,547,325

		14,284,989

Total Information Technology		100,936,679

Real Estate - 3.62%

Equity Real Estate Investment Trusts (REITs) - 3.62%
American Tower Corp.	9,900	2,674,386
Crown Castle International Corp.	19,100	3,726,410
Equinix, Inc.	2,800	2,247,280

		8,648,076

Total Real Estate		8,648,076

Total Common Stocks (Cost $159,752,415)		235,639,041

See accompanying notes

10

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 1.02% (Cost $2,434,471)

Investment Companies - 1.02%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	2,434,471	$2,434,471

SECURITIES LENDING COLLATERAL - 0.96% (Cost $2,304,446)

Investment Companies - 0.96%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	2,304,446	2,304,446

TOTAL INVESTMENTS - 100.57% (Cost $164,491,332)		240,377,958
LIABILITIES, NET OF OTHER ASSETS - (0.57%)		(1,363,640)

TOTAL NET ASSETS - 100.00%		$239,014,318

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2021 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

Long Futures Contracts Open on June 30, 2021:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	11	September 2021	$2,337,179	$2,358,730	$21,551

			$2,337,179	$2,358,730	$21,551

Index Abbreviations:
S&P 500	S&P 500 Index - U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2021, the investments were classified as described below:

Bridgeway Large Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$235,639,041	$-	$-	$235,639,041
Short-Term Investments	2,434,471	-	-	2,434,471
Securities Lending Collateral	2,304,446	-	-	2,304,446

Total Investments in Securities - Assets	$240,377,958	$-	$-	$240,377,958

Financial Derivative Instruments - Assets
Futures Contracts	$21,551	$-	$-	$21,551

Total Financial Derivative Instruments - Assets	$21,551	$-	$-	$21,551

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2021, there were no transfers into or out of Level 3.

See accompanying notes

11

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 93.67%

Communication Services - 7.86%

Diversified Telecommunication Services - 2.94%
AT&T, Inc.	280,900	$8,084,302
Lumen Technologies, Inc.	712,300	9,680,157
Verizon Communications, Inc.	157,400	8,819,122

		26,583,581

Entertainment - 0.91%
Activision Blizzard, Inc.	86,300	8,236,472

Interactive Media & Services - 1.06%
Pinterest, Inc., Class AA	122,000	9,631,900

Media - 2.95%
Discovery, Inc., Class AA B	235,800	7,234,344
Fox Corp., Class A	269,500	10,006,535
Sirius XM Holdings, Inc.B	1,437,100	9,398,634

		26,639,513

Total Communication Services		71,091,466

Consumer Discretionary - 6.58%

Hotels, Restaurants & Leisure - 0.99%
McDonald’s Corp.	38,700	8,939,313

Household Durables - 1.06%
PulteGroup, Inc.	175,600	9,582,492

Internet & Direct Marketing Retail - 2.14%
eBay, Inc.	141,400	9,927,694
Wayfair, Inc., Class AA B	29,900	9,439,729

		19,367,423

Multiline Retail - 0.24%
Target Corp.	8,900	2,151,486

Specialty Retail - 2.15%
Best Buy Co., Inc.	94,800	10,900,104
Williams-Sonoma, Inc.	53,600	8,557,240

		19,457,344

Total Consumer Discretionary		59,498,058

Consumer Staples - 10.57%

Beverages - 1.13%
PepsiCo, Inc.	69,000	10,223,730

Food & Staples Retailing - 3.13%
Costco Wholesale Corp.	25,600	10,129,152
Walgreens Boots Alliance, Inc.	148,900	7,833,629
Walmart, Inc.	73,500	10,364,970

		28,327,751

Food Products - 2.68%
Hormel Foods Corp.	164,300	7,845,325
JM Smucker Co.	66,766	8,650,871
Mondelez International, Inc., Class A	124,900	7,798,756

		24,294,952

See accompanying notes

12

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 93.67% (continued)

Consumer Staples - 10.57% (continued)

Household Products - 2.64%
Clorox Co.	33,200	$5,973,012
Colgate-Palmolive Co.	105,900	8,614,965
Procter & Gamble Co.	68,600	9,256,198

		23,844,175

Personal Products - 0.99%
Estee Lauder Cos., Inc., Class A	28,100	8,938,048

Total Consumer Staples		95,628,656

Energy - 3.33%

Oil, Gas & Consumable Fuels - 3.33%
ConocoPhillips	190,200	11,583,180
Exxon Mobil Corp.	152,000	9,588,160
Phillips 66	104,300	8,951,026

		30,122,366

Total Energy		30,122,366

Financials - 20.05%

Banks - 7.46%
Bank of America Corp.	308,700	12,727,701
Citigroup, Inc.	124,100	8,780,075
Huntington Bancshares, Inc.	520,600	7,428,962
JPMorgan Chase & Co.	72,700	11,307,758
KeyCorp	400,500	8,270,325
Regions Financial Corp.	468,200	9,448,276
US Bancorp	167,100	9,519,687

		67,482,784

Capital Markets - 3.65%
Ameriprise Financial, Inc.	44,600	11,100,048
Bank of New York Mellon Corp.	192,200	9,846,406
Morgan Stanley	131,300	12,038,897

		32,985,351

Consumer Finance - 2.99%
Ally Financial, Inc.	196,100	9,773,624
Capital One Financial Corp.	49,700	7,688,093
Synchrony Financial	198,600	9,636,072

		27,097,789

Insurance - 5.95%
Aflac, Inc.	170,600	9,154,396
Allstate Corp.	76,445	9,971,486
American Financial Group, Inc.	54,300	6,772,296
MetLife, Inc.	194,600	11,646,810
Principal Financial Group, Inc.	120,100	7,589,119
Travelers Cos., Inc.	57,800	8,653,238

		53,787,345

Total Financials		181,353,269

Health Care - 12.50%

Biotechnology - 1.26%
Biogen, Inc.A	32,800	11,357,656

See accompanying notes

13

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 93.67% (continued)

Health Care - 12.50% (continued)

Health Care Equipment & Supplies - 0.85%
Baxter International, Inc.	95,800	$7,711,900

Health Care Providers & Services - 4.96%
AmerisourceBergen Corp.	60,900	6,972,441
Cigna Corp.	34,600	8,202,622
DaVita, Inc.A	82,100	9,887,303
HCA Healthcare, Inc.	53,700	11,101,938
McKesson Corp.	45,500	8,701,420

		44,865,724

Health Care Technology - 0.74%
Teladoc Health, Inc.A B	40,200	6,684,858

Life Sciences Tools & Services - 1.84%
Agilent Technologies, Inc.	53,700	7,937,397
Mettler-Toledo International, Inc.A	6,300	8,727,642

		16,665,039

Pharmaceuticals - 2.85%
Bristol-Myers Squibb Co.	139,000	9,287,980
Merck & Co., Inc.	117,000	9,099,090
Viatris, Inc.	515,471	7,366,080

		25,753,150

Total Health Care		113,038,327

Industrials - 12.12%

Aerospace & Defense - 1.02%
L3Harris Technologies, Inc.	42,800	9,251,220

Air Freight & Logistics - 2.44%
Expeditors International of Washington, Inc.	78,300	9,912,780
FedEx Corp.	14,400	4,295,952
United Parcel Service, Inc., Class B	37,900	7,882,063

		22,090,795

Building Products - 3.36%
Johnson Controls International PLC	274,000	18,804,620
Masco Corp.	123,500	7,275,385
Owens Corning	44,300	4,336,970

		30,416,975

Commercial Services & Supplies - 0.94%
Rollins, Inc.	247,950	8,479,890

Machinery - 2.52%
Caterpillar, Inc.	40,200	8,748,726
Cummins, Inc.	57,500	14,019,075

		22,767,801

Road & Rail - 0.69%
Norfolk Southern Corp.	23,300	6,184,053

Trading Companies & Distributors - 1.15%
Fastenal Co.	199,600	10,379,200

Total Industrials		109,569,934

See accompanying notes

14

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 93.67% (continued)

Information Technology - 10.13%

Communications Equipment - 0.65%
Ubiquiti, Inc.	18,900	$5,900,391

IT Services - 1.83%
Jack Henry & Associates, Inc.	43,000	7,030,930
Paychex, Inc.	88,700	9,517,510

		16,548,440

Semiconductors & Semiconductor Equipment - 3.32%
Advanced Micro Devices, Inc.A	106,300	9,984,759
Intel Corp.	154,600	8,679,244
Texas Instruments, Inc.	59,200	11,384,160

		30,048,163

Software - 2.04%
Autodesk, Inc.A	27,700	8,085,630
Oracle Corp.	133,300	10,376,072

		18,461,702

Technology Hardware, Storage & Peripherals - 2.29%
HP, Inc.	377,600	11,399,744
NetApp, Inc.	113,600	9,294,752

		20,694,496

Total Information Technology		91,653,192

Materials - 3.97%

Chemicals - 1.96%
DuPont de Nemours, Inc.	115,200	8,917,632
LyondellBasell Industries NV, Class A	85,000	8,743,950

		17,661,582

Containers & Packaging - 0.98%
WestRock Co.	166,800	8,877,096

Metals & Mining - 1.03%
Freeport-McMoRan, Inc.	251,400	9,329,454

Total Materials		35,868,132

Real Estate - 4.16%

Equity Real Estate Investment Trusts (REITs) - 4.16%
American Homes 4 Rent, Class A	222,700	8,651,895
Crown Castle International Corp.	53,200	10,379,320
Public Storage	32,200	9,682,218
Realty Income Corp.	133,800	8,929,812

		37,643,245

Total Real Estate		37,643,245

Utilities - 2.40%

Electric Utilities - 0.90%
NRG Energy, Inc.	202,200	8,148,660

Independent Power & Renewable Electricity Producers - 0.59%
Vistra Corp.	287,000	5,323,850

See accompanying notes

15

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 93.67% (continued)

Utilities - 2.40% (continued)

Multi-Utilities - 0.91%
Sempra Energy	62,200	$8,240,256

Total Utilities		21,712,766

Total Common Stocks (Cost $707,947,898)		847,179,411

SHORT-TERM INVESTMENTS - 6.32% (Cost $57,182,530)

Investment Companies - 6.32%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	57,182,530	57,182,530

TOTAL INVESTMENTS - 99.99% (Cost $765,130,428)		904,361,941
OTHER ASSETS, NET OF LIABILITIES - 0.01%		81,210

TOTAL NET ASSETS - 100.00%		$904,443,151

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2021 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

Long Futures Contracts Open on June 30, 2021:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	257	September 2021	$54,321,275	$55,108,510	$787,235

			$54,321,275	$55,108,510	$787,235

Index Abbreviations:
S&P 500	S&P 500 Index - U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2021, the investments were classified as described below:

Bridgeway Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$847,179,411	$-	$-	$847,179,411
Short-Term Investments	57,182,530	-	-	57,182,530

Total Investments in Securities - Assets	$904,361,941	$-	$-	$904,361,941

Financial Derivative Instruments - Assets
Futures Contracts	$787,235	$-	$-	$787,235

Total Financial Derivative Instruments - Assets	$787,235	$-	$-	$787,235

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2021, there were no transfers into or out of Level 3.

See accompanying notes

16

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2021 (Unaudited)

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$235,639,041	$847,179,411
Investments in affiliated securities, at fair value‡	4,738,917	57,182,530
Cash collateral held at broker for futures contracts	89,000	3,367,000
Dividends and interest receivable	99,395	736,401
Receivable for investments sold	985,018	-
Receivable for fund shares sold	27,227	1,115,887
Receivable for expense reimbursement (Note 2)	124,726	6,542
Receivable for variation margin on open futures contracts (Note 5)	21,606	787,793
Prepaid expenses	58,530	57,076

Total assets	241,783,460	910,432,640

Liabilities:
Payable for fund shares redeemed	215,797	4,225,082
Cash due to broker for futures contracts	18,519	703,275
Management and sub-advisory fees payable (Note 2)	127,645	479,840
Service fees payable (Note 2)	22,525	43,123
Transfer agent fees payable (Note 2)	12,992	55,439
Payable upon return of securities loaned (Note 9)§	2,304,446	-
Custody and fund accounting fees payable	21,361	81,937
Professional fees payable	21,945	102,039
Trustee fees payable (Note 2)	120	26,803
Payable for prospectus and shareholder reports	9,351	209,269
Other liabilities	14,441	62,682

Total liabilities	2,769,142	5,989,489

Net assets	$239,014,318	$904,443,151

Analysis of net assets:
Paid-in-capital	$133,293,230	$699,623,159
Total distributable earnings (deficits)A	105,721,088	204,819,992

Net assets	$239,014,318	$904,443,151

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	3,031,543	15,641,029

Y Class	68,900	8,123,520

Investor Class	2,298,137	4,107,986

A Class	57,471	1,003,506

C Class	53,694	1,179,165

R6 Class	410,819	2,488,145

Net assets:
R5 Class	$123,360,044	$436,767,351

Y Class	$2,788,426	$225,781,522

Investor Class	$91,760,639	$113,671,332

A Class	$2,304,963	$27,619,659

C Class	$2,048,283	$31,180,672

R6 Class	$16,751,963	$69,422,615

Net asset value, offering and redemption price per share:
R5 Class	$40.69	$27.92

Y Class	$40.47	$27.79

Investor Class	$39.93	$27.67

A Class	$40.11	$27.52

A Class (offering price)	$42.56	$29.20

C Class	$38.15	$26.44

R6 Class	$40.78	$27.90

† Cost of investments in unaffiliated securities	$159,752,415	$707,947,898
‡ Cost of investments in affiliated securities	$4,738,917	$57,182,530
§ Fair value of securities on loan	$4,637,882	$18,609,397

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

17

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2021 (Unaudited)

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Investment income:
Dividend income from unaffiliated securities	$891,280	$10,234,909
Dividend income from affiliated securities (Note 2)	100	2,340
Income derived from securities lending (Note 9)	3,350	20,849

Total investment income	894,730	10,258,098

Expenses:
Management and sub-advisory fees (Note 2)	838,346	3,124,521
Transfer agent fees:
R5 Class (Note 2)	27,012	59,544
Y Class (Note 2)	1,026	129,343
Investor Class	4,603	5,953
A Class	57	1,408
C Class	48	2,159
R6 Class	310	1,704
Custody and fund accounting fees	26,087	74,615
Professional fees	9,752	72,571
Registration fees and expenses	45,953	60,886
Service fees (Note 2):
Investor Class	149,514	209,268
A Class	913	13,307
C Class	773	18,379
Distribution fees (Note 2):
A Class	2,823	33,074
C Class	11,490	155,873
Prospectus and shareholder report expenses	8,670	87,964
Trustee fees (Note 2)	7,665	51,559
Loan expense (Note 10)	559	2,772
Other expenses	13,249	74,633

Total expenses	1,148,850	4,179,533

Net fees waived and expenses (reimbursed) / recouped (Note 2)	(89,490)	-
Net sub-advisory fees waived (Note 2)	-	(15,777)

Net expenses	1,059,360	4,163,756

Net investment income (loss)	(164,630)	6,094,342

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesA	25,264,427	96,864,337
Futures contracts	444,122	10,918,515
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	809,324	42,186,745
Futures contracts	(5,259)	127,642

Net gain from investments	26,512,614	150,097,239

Net increase in net assets resulting from operations	$26,347,984	$156,191,581

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

18

American Beacon FundsSM

Statements of Changes in Net Assets

	Bridgeway Large Cap Growth Fund		Bridgeway Large Cap Value Fund
	Six Months Ended June 30, 2021	Year Ended December 31, 2020	Six Months Ended June 30, 2021	Year Ended December 31, 2020
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(164,630)	$(132,329)	$6,094,342	$32,072,676
Net realized gain (loss) from investments in unaffiliated securities and futures contracts	25,708,549	20,094,641	107,782,852	(81,060,263)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	804,065	37,995,310	42,314,387	(369,629,307)

Net increase (decrease) in net assets resulting from operations	26,347,984	57,957,622	156,191,581	(418,616,894)

Distributions to shareholders:
Total retained earnings:
R5 Class	-	(11,290,573)	-	(44,306,858)
Y Class	-	(310,789)	-	(28,312,156)
Investor Class	-	(8,140,966)	-	(12,433,778)
A Class	-	(212,602)	-	(2,676,140)
C Class	-	(260,226)	-	(3,079,893)
R6 Class	-	(1,629,151)	-	(7,627,906)

Net distributions to shareholders	-	(21,844,307)	-	(98,436,731)

Capital share transactions (Note 11):
Proceeds from sales of shares	11,980,660	37,770,155	140,664,267	466,619,482
Reinvestment of dividends and distributions	-	21,372,868	-	96,482,344
Cost of shares redeemed	(21,932,979)	(68,657,706)	(396,034,566)	(2,636,995,103)

Net (decrease) in net assets from capital share transactions	(9,952,319)	(9,514,683)	(255,370,299)	(2,073,893,277)

Net increase (decrease) in net assets	16,395,665	26,598,632	(99,178,718)	(2,590,946,902)

Net assets:
Beginning of period	222,618,653	196,020,021	1,003,621,869	3,594,568,771

End of period	$239,014,318	$222,618,653	$904,443,151	$1,003,621,869

See accompanying notes

19

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of June 30, 2021, the Trust consists of twenty-eight active series, two of which are presented in this filing: American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a Fund will use derivatives, may adversely affect a Fund’s performance and may increase costs related to a Fund’s use of derivatives.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

20

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Class	Eligible Investors	Minimum Initial Investments

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker

21

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Bridgeway Capital Management, LLC (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

First $250 million	0.40%
Next $250 million	0.35%
Over $500 million	0.30%

The Sub-Advisor has contractually agreed to waive a portion of its sub-advisory fee equal to 0.05% of the Bridgeway Large Cap Value Fund’s average daily net assets managed by the Sub-Advisor on amounts that exceed $750 million through April 30, 2022. The contractual fee waiver by the Sub-Advisor can be changed or terminated only in the discretion and with the approval of a majority of the Board.

22

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

The Management and Sub-Advisory Fees paid by the Funds for the period ended June 30, 2021 were as follows:

Bridgeway Large Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$396,174
Sub-Advisor Fees	0.40%	442,172

Total	0.75%	$838,346

Bridgeway Large Cap Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,652,977
Sub-Advisor Fees	0.31%	1,471,544

Total	0.66%	$3,124,521

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statements of Operations. During the period ended June 30, 2021, the Manager received securities lending fees of $934 and $3,639 for the securities lending activities of the Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily

23

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the period ended June 30, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$19,218
Bridgeway Large Cap Value	162,700

As of June 30, 2021, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$3,360
Bridgeway Large Cap Value	35,952

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a June 30, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	June 30, 2021 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2021 Fair Value
U.S. Government Money Market Select	Direct	Bridgeway Large Cap Growth	$2,434,471	$-	$-	$100	$2,434,471
U.S. Government Money Market Select	Securities Lending	Bridgeway Large Cap Growth	2,304,446	-	-	N/A	2,304,446
U.S. Government Money Market Select	Direct	Bridgeway Large Cap Value	57,182,530	-	-	2,340	57,182,530

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2021, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Bridgeway Large Cap Growth	$1,490	$254	$1,744
Bridgeway Large Cap Value	31,814	854	32,668

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2021, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended June 30, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap						Expiration of Reimbursed Expenses
Fund	Class	1/1/2021 - 4/30/2021	5/1/2021 - 6/30/2021	Reimbursed Expenses		(Recouped) Expenses
Bridgeway Large Cap Growth	R5	0.81%	0.81%	$44,976		$(4,162	)*	2024
Bridgeway Large Cap Growth	Y	0.87%	0.86%	685		(116	)*	2024
Bridgeway Large Cap Growth	Investor	1.12%	1.12%	35,158		(4,665	)*	2024
Bridgeway Large Cap Growth	A	1.10%	1.10%	925		(128	)*	2024
Bridgeway Large Cap Growth	C	1.84%	1.84%	930		(141	)*	2024
Bridgeway Large Cap Growth	R6	0.76%	0.76%	6,816		(577	)*	2024
Bridgeway Large Cap Value	R5	N/A	N/A	7,520	**	-		-
Bridgeway Large Cap Value	Y	N/A	N/A	3,950	**	-		-
Bridgeway Large Cap Value	Investor	N/A	N/A	1,962	**	-		-
Bridgeway Large Cap Value	A	N/A	N/A	471	**	-		-
Bridgeway Large Cap Value	C	N/A	N/A	538	**	-		-
Bridgeway Large Cap Value	R6	N/A	N/A	1,336	**	-		-

* These amounts represent Recouped Expenses from prior fiscal years and are reflected in Total Expense on the Statements of Operations.

** Waiver relates to Sub-Advisory Fees. See note in Footnote 2 for more details.

Of these amounts, $124,726 and $6,542 were disclosed as a Receivable for Expense Reimbursement on the Statements of Assets and Liabilities at June 30, 2021 for the Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024. The

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bridgeway Large Cap Growth	$9,789	$204,245	$129,237	2021
Bridgeway Large Cap Growth	-	161,557	–	2022
Bridgeway Large Cap Growth	-	306,167	–	2023
Bridgeway Large Cap Value	-	4,871	–	2022

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended June 30, 2021, RID collected $123 and $587 for Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2021, CDSC fees of $452 were collected for the Class A Shares of Bridgeway Large Cap Value Fund. There were no CDSC fees collected for the Class A Shares of Bridgeway Large Cap Growth Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2021, CDSC fees of $315 were collected for the Class C Shares of Bridgeway Large Cap Value Fund. There were no CDSC fees collected for the Class C Shares of Bridgeway Large Cap Growth Fund.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities

27

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in

28

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including money market funds and ETFs. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, a Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or that track an index, the Fund would be subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures

29

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended June 30, 2021, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2021
Bridgeway Large Cap Growth	17
Bridgeway Large Cap Value	315

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Bridgeway Large Cap Growth Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$21,551	$21,551

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$444,122	$444,122

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(5,259)	$(5,259)

Bridgeway Large Cap Value Fund

Fair values of financial instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$787,235	$787,235

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

The effect of financial derivative instruments on the Statement of Operations as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$10,918,515	$10,918,515

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$127,642	$127,642

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment will decline, adversely affecting the Funds’ performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to

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Notes to Financial Statements

June 30, 2021 (Unaudited)

contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. The Federal Reserve has signaled that it plans to maintain its interventions at an elevated level. Amid the Federal Reserve’s ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. Future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or

33

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2021.

Bridgeway Large Cap Growth Fund

Offsetting of Financial and Derivative Assets as of June 30, 2021:
	Assets	Liabilities
Futures Contracts(1)	$21,551	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$21,551	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(21,551)	$-

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,304,446	$-	$-	$-	$2,304,446

Total Borrowings	$2,304,446	$-	$-	$-	$2,304,446

Gross amount of recognized liabilities for securities lending transactions					$2,304,446

Bridgeway Large Cap Value Fund

Offsetting of Financial and Derivative Assets as of June 30, 2021:
	Assets	Liabilities
Futures Contracts(1)	$787,235	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$787,235	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(787,235)	$-

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2020 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

34

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

As of June 30, 2021, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bridgeway Large Cap Growth	$164,491,346	$76,571,072	$(684,460)	$75,886,612
Bridgeway Large Cap Value	765,137,045	151,078,493	(11,853,597)	139,224,896

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2020, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Bridgeway Large Cap Growth	$-	$-
Bridgeway Large Cap Value	23,110,397	56,843,101

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bridgeway Large Cap Growth	$78,337,541	$88,880,563
Bridgeway Large Cap Value	237,632,678	478,703,054

A summary of the Funds’ transactions in the USG Select Fund for the period ended June 30, 2021 were as follows:

Fund	Type of Transaction	December 31, 2020 Shares/Fair Value	Purchases	Sales	June 30, 2021 Shares/Fair Value
Bridgeway Large Cap Growth	Direct	$2,381,088	$47,766,613	$47,713,230	$2,434,471
Bridgeway Large Cap Growth	Securities Lending	-	6,332,895	4,028,449	2,304,446
Bridgeway Large Cap Value	Direct	34,927,126	460,770,928	438,515,524	57,182,530
Bridgeway Large Cap Value	Securities Lending	-	29,763,584	29,763,584	-

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the

35

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2021, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Bridgeway Large Cap Growth	$4,637,882	$2,304,446	$2,453,185	$4,757,631
Bridgeway Large Cap Value	18,609,397	–	18,904,364	18,904,364

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

36

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended June 30, 2021, the Funds did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	52,066	$1,979,652	507,690	$15,419,904
Reinvestment of dividends	–	–	298,366	10,833,656
Shares redeemed	(173,053)	(6,481,660)	(1,636,489)	(52,215,029)

Net (decrease) in shares outstanding	(120,987)	$(4,502,008)	(830,433)	$(25,961,469)

	Y Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	17,844	$671,476	75,159	$2,162,207
Reinvestment of dividends	–	–	8,604	310,789
Shares redeemed	(36,814)	(1,401,089)	(64,428)	(2,086,718)

Net increase (decrease) in shares outstanding	(18,970)	$(729,613)	19,335	$386,278

	Investor Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	112,056	$4,211,967	67,308	$2,224,132
Reinvestment of dividends	–	–	228,150	8,140,412
Shares redeemed	(175,606)	(6,593,539)	(378,907)	(11,327,990)

Net (decrease) in shares outstanding	(63,550)	$(2,381,572)	(83,449)	$(963,446)

	A Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,077	$41,587	3,843	$132,756
Reinvestment of dividends	–	–	5,932	212,602
Shares redeemed	(5,452)	(209,907)	(16,692)	(470,148)

Net (decrease) in shares outstanding	(4,375)	$(168,320)	(6,917)	$(124,790)

37

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

	C Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,393	$50,604	41,743	$1,184,215
Reinvestment of dividends	–	–	7,605	260,226
Shares redeemed	(23,109)	(831,932)	(12,035)	(390,020)

Net increase (decrease) in shares outstanding	(21,716)	$(781,328)	37,313	$1,054,421

	R6 Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	131,572	$5,025,374	461,299	$16,646,941
Reinvestment of dividends	–	–	44,410	1,615,183
Shares redeemed	(169,920)	(6,414,852)	(60,139)	(2,167,801)

Net increase (decrease) in shares outstanding	(38,348)	$(1,389,478)	445,570	$16,094,323

	R5 Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,956,039	$104,197,768	6,010,683	$134,342,037
Reinvestment of dividends	–	–	1,881,123	43,660,873
Shares redeemed	(7,064,266)	(183,811,531)	(33,561,839)	(762,700,736)

Net (decrease) in shares outstanding	(3,108,227)	$(79,613,763)	(25,670,033)	$(584,697,826)

	Y Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	747,558	$19,527,630	8,883,564	$198,516,821
Reinvestment of dividends	–	–	1,188,000	27,454,668
Shares redeemed	(4,650,700)	(119,747,016)	(51,843,932)	(1,176,692,536)

Net (decrease) in shares outstanding	(3,903,142)	$(100,219,386)	(41,772,368)	$(950,721,047)

	Investor Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	156,109	$4,065,725	3,739,265	$80,817,046
Reinvestment of dividends	–	–	536,487	12,360,665
Shares redeemed	(1,213,238)	(31,397,244)	(20,841,551)	(490,262,559)

Net (decrease) in shares outstanding	(1,057,129)	$(27,331,519)	(16,565,799)	$(397,084,848)

	A Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	147,064	$3,843,583	251,951	$5,727,622
Reinvestment of dividends	–	–	108,580	2,488,657
Shares redeemed	(199,130)	(5,171,056)	(1,483,009)	(32,276,083)

Net (decrease) in shares outstanding	(52,066)	$(1,327,473)	(1,122,478)	$(24,059,804)

38

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

	C Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	26,143	$660,003	70,980	$1,518,046
Reinvestment of dividends	–	–	132,564	2,930,997
Shares redeemed	(182,726)	(4,572,406)	(1,131,031)	(24,639,507)

Net (decrease) in shares outstanding	(156,583)	$(3,912,403)	(927,487)	$(20,190,464)

	R6 Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	315,812	$8,369,558	1,993,609	$45,697,910
Reinvestment of dividends	–	–	327,145	7,586,484
Shares redeemed	(1,951,755)	(51,335,313)	(6,588,491)	(150,423,682)

Net (decrease) in shares outstanding	(1,635,943)	$(42,965,755)	(4,267,737)	$(97,139,288)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

39

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30, 2021		Year Ended December 31,					Six Months Ended December 31, 2016		Year Ended June 30, 2016B
			2020		2019	2018	2017[c]

	(unaudited)
Net asset value, beginning of period	$36.24		$29.84		$25.27	$29.88	$24.47	$22.77		$23.71

Income (loss) from investment operations:
Net investment income	0.00	D E	0.07		0.10	0.13	0.10	0.04		0.07
Net gains (losses) on investments (both realized and unrealized)	4.45		10.21		7.55	(1.99)	6.56	1.82		(0.90)

Total income (loss) from investment operations	4.45		10.28		7.65	(1.86)	6.66	1.86		(0.83)

Less distributions:
Dividends from net investment income	-		(0.07)		-	(0.11)	(0.08)	(0.16)		(0.11)
Distributions from net realized gains	-		(3.81)		(3.08)	(2.64)	(1.17)	-		-

Total distributions	-		(3.88)		(3.08)	(2.75)	(1.25)	(0.16)		(0.11)

Net asset value, end of period	$40.69		$36.24		$29.84	$25.27	$29.88	$24.47		$22.77

Total returnF	12.28	%G	34.44%		30.27%	(6.03)%	27.21%	8.15	%G	(3.52)%

Ratios and supplemental data:
Net assets, end of period	$123,360,044		$114,246,613		$118,831,764	$151,163,119	$178,062,388	$133,638,400		$136,460,611
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.89	%H	0.97%		0.90%	0.93%	1.06%	1.02	%H	0.89%
Expenses, net of reimbursements and/or recoupments	0.81	%H	0.82	%I	0.81%	0.81%	0.81%	0.81	%H	0.83%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.10	)%H	(0.08)%		0.19%	0.26%	0.15%	0.12	%H	0.30%
Net investment income (loss), net of reimbursements and/or recoupments	(0.02	)%H	0.07%		0.28%	0.38%	0.40%	0.33	%H	0.35%
Portfolio turnover rate	35	%G	58%		77%	60%	78%	40	%G	100%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Prior to the reorganization on February 5, 2016, the Institutional Class was known as Class N.
C

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

D	Amount represents less than $0.01 per share.
E	Per share amounts have been calculated using the average shares method.
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Not annualized.
H	Annualized.
I	Expense ratios may exceed the expense cap in effect at the time due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

40

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2021		Year Ended December 31,					Six Month Ended December 31, 2016		February 5, 2016B to June 30, 2016
			2020		2019	2018	2017A

	(unaudited)
Net asset value, beginning of period	$36.05		$29.72		$25.21	$29.82	$24.45	$22.77		$20.46

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		0.00	C	0.05	0.12	0.05	0.03		0.03
Net gains (losses) on investments (both realized and unrealized)	4.45		10.21		7.54	(1.98)	6.57	1.81		2.28

Total income (loss) from investment operations	4.42		10.21		7.59	(1.86)	6.62	1.84		2.31

Less distributions:
Dividends from net investment income	-		(0.07)		-	(0.11)	(0.08)	(0.16)		-
Distributions from net realized gains	-		(3.81)		(3.08)	(2.64)	(1.17)	-		-

Total distributions	-		(3.88)		(3.08)	(2.75)	(1.25)	(0.16)		-

Net asset value, end of period	$40.47		$36.05		$29.72	$25.21	$29.82	$24.45		$22.77

Total returnD	12.26	%E	34.34%		30.11%	(6.04)%	27.06%	8.06	%E	11.29	%E

Ratios and supplemental data:
Net assets, end of period	$2,788,426		$3,168,012		$2,036,785	$2,306,982	$2,016,161	$669,530		$401,220
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.91	%F	1.02%		0.95%	0.97%	1.13%	1.09	%F	4.00	%F
Expenses, net of reimbursements and/or recoupments	0.87	%F	0.89	%G	0.91%	0.91%	0.91%	0.91	%F	0.91	%F
Net investment income (loss), before expense reimbursements and/or recoupments	(0.11	)%F	(0.14)%		0.12%	0.27%	0.08%	0.11	%F	(2.69	)%F
Net investment income (loss), net of reimbursements and/or recoupments	(0.07	)%F	(0.01)%		0.16%	0.33%	0.30%	0.28	%F	0.40	%F
Portfolio turnover rate	35	%E	58%		77%	60%	78%	40	%E	100	%H

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed the expense cap in effect at the time due to security lending expenses, which are not reimbursable under the agreement with the Manager.
H	Portfolio turnover rate is for the period from February 5, 2016 through December 31, 2016 and is not annualized.

See accompanying notes

41

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2021		Year Ended December 31,						Six Month Ended December 31, 2016		February 5, 2016B to June 30, 2016
			2020		2019	2018		2017A

	(unaudited)
Net asset value, beginning of period	$35.61		$29.42		$25.05	$29.65		$24.38	$22.74		$20.46

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.08)		(0.04)	0.01		(0.01)	(0.01)		0.01
Net gains (losses) on investments (both realized and unrealized)	4.39		10.08		7.49	(1.94)		6.53	1.81		2.27

Total income (loss) from investment operations	4.32		10.00		7.45	(1.93)		6.52	1.80		2.28

Less distributions:
Dividends from net investment income	–		–		–	(0.03)		(0.08)	(0.16)		–
Distributions from net realized gains	–		(3.81)		(3.08)	(2.64)		(1.17)	–		–

Total distributions	–		(3.81)		(3.08)	(2.67)		(1.25)	(0.16)		–

Net asset value, end of period	$39.93		$35.61		$29.42	$25.05		$29.65	$24.38		$22.74

Total returnC	12.13	%D	33.98%		29.74%	(6.33)%		26.72%	7.90	%D	11.14	%D

Ratios and supplemental data:
Net assets, end of period	$91,760,639		$84,109,027		$71,928,098	$65,869,325		$71,273,896	$399,798		$133,696
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.20	%E	1.31%		1.20%	1.20%		1.40%	1.55	%E	8.43	%E
Expenses, net of reimbursements and/or recoupments	1.12	%E	1.15	%F	1.19%	1.19%		1.19%	1.19	%E	1.18	%E
Net investment (loss), before expense reimbursements and/or recoupments	(0.41	)%E	(0.43)%		(0.11)%	(0.01)%		(0.66)%	(0.35	)%E	(7.08	)%E
Net investment income (loss), net of reimbursements and/or recoupments	(0.33	)%E	(0.27)%		(0.10)%	0.00	%G	(0.45)%	0.02	%E	0.17	%E
Portfolio turnover rate	35	%D	58%		77%	60%		78%	40	%D	100	%H

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed the expense cap in effect at the time due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Amount represents less than 0.005% of average net assets.
H	Portfolio turnover rate is for the period from February 5, 2016 through December 31, 2016 and is not annualized.

See accompanying notes

42

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2021		Year Ended December 31,					Six Months Ended December 31, 2016		February 5, 2016B to June 30, 2016
			2020	2019	2018	2017A

	(unaudited)
Net asset value, beginning of period	$35.77		$29.51	$25.12	$29.70	$24.39		$22.74		$20.46

Income (loss) from investment operations:
Net investment income (loss)	(0.08)		(0.10)	(0.03)	(0.11)	0.00	C	0.00	C	0.00	C
Net gains (losses) on investments (both realized and unrealized)	4.42		10.17	7.50	(1.83)	6.54		1.81		2.28

Total income (loss) from investment operations	4.34		10.07	7.47	(1.94)	6.54		1.81		2.28

Less distributions:
Dividends from net investment income	–		–	–	–	(0.06)		(0.16)		–
Distributions from net realized gains	–		(3.81)	(3.08)	(2.64)	(1.17)		–		–

Total distributions	–		(3.81)	(3.08)	(2.64)	(1.23)		(0.16)		–

Net asset value, end of period	$40.11		$35.77	$29.51	$25.12	$29.70		$24.39		$22.74

Total returnD	12.13	%E	34.11%	29.74%	(6.35)%	26.79%		7.94	%E	11.14	%E

Ratios and supplemental data:
Net assets, end of period	$2,304,963		$2,212,193	$2,029,102	$1,700,188	$4,625,607		$135,710		$159,744
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.18	%F	1.27%	1.18%	1.25%	1.44%		1.43	%F	5.25	%F
Expenses, net of reimbursements and/or recoupments	1.10	%F	1.14%	1.21%	1.21%	1.21%		1.21	%F	1.21	%F
Net investment (loss), before expense reimbursements and/or recoupments	(0.39	)%F	(0.39)%	(0.09)%	(0.09)%	(0.23)%		(0.26	)%F	(4.01	)%F
Net investment income (loss), net of reimbursements and/or recoupments	(0.31	)%F	(0.26)%	(0.12)%	(0.05)%	0.00	%G	(0.05	)%F	0.02	%F
Portfolio turnover rate	35	%E	58%	77%	60%	78%		40	%E	100	%H

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Amount rounds to less than 0.005%.
H	Portfolio turnover rate is for the period from February 5, 2016 through December 31, 2016 and is not annualized.

See accompanying notes

43

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2021		Year Ended December 31,					Six Month Ended December 31, 2016		February 5, 2016B to June 30, 2016
			2020		2019	2018	2017A

	(unaudited)
Net asset value, beginning of period	$34.15		$28.53		$24.55	$29.30	$24.22	$22.67		$20.46

Income (loss) from investment operations:
Net investment (loss)	(0.42)		(0.01)		(0.20)	(0.17)	(0.10)	(0.13)		(0.04)
Net gains (losses) on investments (both realized and unrealized)	4.42		9.44		7.26	(1.94)	6.35	1.84		2.25

Total income (loss) from investment operations	4.00		9.43		7.06	(2.11)	6.25	1.71		2.21

Less distributions:
Dividends from net investment income	–		–		–	–	–	(0.16)		–
Distributions from net realized gains	–		(3.81)		(3.08)	(2.64)	(1.17)	–		–

Total distributions	–		(3.81)		(3.08)	(2.64)	(1.17)	(0.16)		–

Net asset value, end of period	$38.15		$34.15		$28.53	$24.55	$29.30	$24.22		$22.67

Total returnC	11.71	%D	33.04%		28.75%	(7.02)%	25.78%	7.52	%D	10.80	%D

Ratios and supplemental data:
Net assets, end of period	$2,048,283		$2,575,041		$1,086,848	$798,319	$769,559	$175,907		$244,146
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.92	%E	2.01%		1.92%	1.95%	2.09%	2.18	%E	7.33	%E
Expenses, net of reimbursements and/or recoupments	1.84	%E	1.87	%F	1.96%	1.96%	1.96%	1.96	%E	1.96	%E
Net investment (loss), before expense reimbursements and/or recoupments	(1.14	)%E	(1.14)%		(0.83)%	(0.76)%	(0.90)%	(1.04	)%E	(5.98	)%E
Net investment (loss), net of reimbursements and/or recoupments	(1.06	)%E	(1.00)%		(0.87)%	(0.77)%	(0.77)%	(0.81	)%E	(0.62	)%E
Portfolio turnover rate	35	%D	58%		77%	60%	78%	40	%D	100	%G

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed the expense cap in effect at the time due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Portfolio turnover rate is for the period from February 5, 2016 through December 31, 2016 and is not annualized.

See accompanying notes

44

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30, 2021		Year Ended December 31,			April 30, 2018A to December 31, 2018

			2020		2019

	(unaudited)
Net asset value, beginning of period	$36.31		$29.86		$25.28	$30.89

Income (loss) from investment operations:
Net investment income	0.00	B	0.04	C	0.10	0.12
Net gains (losses) on investments (both realized and unrealized)	4.47		10.29		7.56	(2.98)

Total income (loss) from investment operations	4.47		10.33		7.66	(2.86)

Less distributions:
Dividends from net investment income	–		(0.07)		–	(0.11)
Distributions from net realized gains	–		(3.81)		(3.08)	(2.64)

Total distributions	–		(3.88)		(3.08)	(2.75)

Net asset value, end of period	$40.78		$36.31		$29.86	$25.28

Total returnD	12.31	%E	34.58%		30.30%	(9.07	)%E

Ratios and supplemental data:
Net assets, end of period	$16,751,963		$16,307,767		$107,424	$90,943
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.85	%F	0.91%		0.84%	4.15	%F
Expenses, net of reimbursements and/or recoupments	0.76	%F	0.76%		0.76%	0.76	%F
Net investment income (loss), before expense reimbursements and/or recoupments	(0.06	)%F	(0.05)%		0.25%	(2.85	)%F
Net investment income, net of reimbursements and/or recoupments	0.03	%F	0.10%		0.33%	0.54	%F
Portfolio turnover rate	35	%E	58%		77%	60	%G

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from April 30, 2018 through December 31, 2018 and is not annualized.

See accompanying notes

45

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020		2019	2018	2017	2016

	(unaudited)
Net asset value, beginning of period	$23.73		$27.14		$22.61	$28.57	$26.08	$22.75

Income (loss) from investment operations:
Net investment income	0.31		0.59		0.55	0.45	0.37	0.38
Net gains (losses) on investments (both realized and unrealized)	3.88		(1.48)		5.13	(4.28)	3.78	3.32

Total income (loss) from investment operations	4.19		(0.89)		5.68	(3.83)	4.15	3.70

Less distributions:
Dividends from net investment income	–		(0.00	)B	(0.54)	(0.47)	(0.39)	(0.35)
Distributions from net realized gains	–		(2.52)		(0.61)	(1.66)	(1.27)	(0.02)

Total distributions	–		(2.52)		(1.15)	(2.13)	(1.66)	(0.37)

Net asset value, end of period	$27.92		$23.73		$27.14	$22.61	$28.57	$26.08

Total returnC	17.66	%D	(3.05)%		25.11%	(13.28)%	15.88%	16.24%

Ratios and supplemental data:
Net assets, end of period	$436,767,351		$445,009,590		$1,205,569,140	$1,442,789,043	$1,547,760,278	$1,185,013,905
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.78	%E	0.75%		0.73%	0.72%	0.72%	0.73%
Expenses, net of reimbursements and/or recoupments	0.78	%E	0.75%		0.73%	0.72%	0.72%	0.73%
Net investment income, before expense reimbursements and/or recoupments	1.41	%E	1.76%		1.71%	1.63%	1.41%	1.69%
Net investment income, net of reimbursements and/or recoupments	1.41	%E	1.76%		1.71%	1.63%	1.41%	1.69%
Portfolio turnover rate	27	%D	43%		44%	49%	48%	56%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

46

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020		2019	2018	2017	2016

	(unaudited)
Net asset value, beginning of period	$23.63		$27.06		$22.54	$28.49	$26.01	$22.69

Income (loss) from investment operations:
Net investment income	0.47		0.67		0.46	0.44	0.33	0.32
Net gains (losses) on investments (both realized and unrealized)	3.69		(1.58)		5.19	(4.28)	3.79	3.35

Total income (loss) from investment operations	4.16		(0.91)		5.65	(3.84)	4.12	3.67

Less distributions:
Dividends from net investment income	–		(0.00	)A	(0.52)	(0.45)	(0.37)	(0.33)
Distributions from net realized gains	–		(2.52)		(0.61)	(1.66)	(1.27)	(0.02)

Total distributions	–		(2.52)		(1.13)	(2.11)	(1.64)	(0.35)

Net asset value, end of period	$27.79		$23.63		$27.06	$22.54	$28.49	$26.01

Total returnB	17.60	%C	(3.14)%		25.06%	(13.35)%	15.82%	16.17%

Ratios and supplemental data:
Net assets, end of period	$225,781,522		$284,218,555		$1,455,648,440	$1,502,519,807	$1,547,228,114	$879,852,983
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.86	%D	0.83%		0.80%	0.79%	0.79%	0.80%
Expenses, net of reimbursements and/or recoupments	0.85	%D	0.83%		0.80%	0.79%	0.79%	0.80%
Net investment income, before expense reimbursements and/or recoupments	1.30	%D	1.66%		1.65%	1.57%	1.35%	1.63%
Net investment income, net of reimbursements and/or recoupments	1.31	%D	1.66%		1.65%	1.57%	1.35%	1.63%
Portfolio turnover rate	27	%C	43%		44%	49%	48%	56%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

47

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019	2018	2017	2016

	(unaudited)
Net asset value, beginning of period	$23.56		$27.05	$22.50	$28.41	$25.93	$22.64

Income (loss) from investment operations:
Net investment income	0.78		2.12	0.62	0.43	0.32	0.27
Net gains (losses) on investments (both realized and unrealized)	3.33		(3.09)	4.95	(4.33)	3.71	3.31

Total income (loss) from investment operations	4.11		(0.97)	5.57	(3.90)	4.03	3.58

Less distributions:
Dividends from net investment income	–		–	(0.41)	(0.35)	(0.28)	(0.27)
Distributions from net realized gains	–		(2.52)	(0.61)	(1.66)	(1.27)	(0.02)

Total distributions	–		(2.52)	(1.02)	(2.01)	(1.55)	(0.29)

Net asset value, end of period	$27.67		$23.56	$27.05	$22.50	$28.41	$25.93

Total returnA	17.44	%B	(3.36)%	24.74%	(13.60)%	15.52%	15.81%

Ratios and supplemental data:
Net assets, end of period	$113,671,332		$121,683,174	$587,724,123	$886,572,501	$1,387,184,369	$1,583,853,257
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.12	%C	1.10%	1.08%	1.05%	1.06%	1.08%
Expenses, net of reimbursements and/or recoupments	1.11	%C	1.10%	1.08%	1.05%	1.06%	1.08%
Net investment income, before expense reimbursements and/or recoupments	1.05	%C	1.44%	1.37%	1.26%	1.04%	1.35%
Net investment income, net of reimbursements and/or recoupments	1.06	%C	1.44%	1.37%	1.26%	1.04%	1.35%
Portfolio turnover rate	27	%B	43%	44%	49%	48%	56%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.

See accompanying notes

48

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019	2018	2017	2016

	(unaudited)
Net asset value, beginning of period	$23.43		$26.92	$22.41	$28.32	$25.82	$22.53

Income (loss) from investment operations:
Net investment income	0.20		0.84	0.58	0.36	0.42	0.32
Net gains (losses) on investments (both realized and unrealized)	3.89		(1.81)	4.95	(4.25)	3.58	3.24

Total income (loss) from investment operations	4.09		(0.97)	5.53	(3.89)	4.00	3.56

Less distributions:
Dividends from net investment income	–		–	(0.41)	(0.36)	(0.23)	(0.25)
Distributions from net realized gains	–		(2.52)	(0.61)	(1.66)	(1.27)	(0.02)

Total distributions	–		(2.52)	(1.02)	(2.02)	(1.50)	(0.27)

Net asset value, end of period	$27.52		$23.43	$26.92	$22.41	$28.32	$25.82

Total returnA	17.46	%B	(3.38)%	24.70%	(13.60)%	15.46%	15.79%

Ratios and supplemental data:
Net assets, end of period	$27,619,659		$24,734,491	$58,637,332	$79,610,028	$96,229,248	$152,520,884
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.11	%C	1.10%	1.10%	1.07%	1.08%	1.12%
Expenses, net of reimbursements and/or recoupments	1.11	%C	1.10%	1.10%	1.07%	1.08%	1.12%
Net investment income, before expense reimbursements and/or recoupments	1.08	%C	1.40%	1.35%	1.28%	1.01%	1.31%
Net investment income, net of reimbursements and/or recoupments	1.08	%C	1.40%	1.35%	1.28%	1.01%	1.31%
Portfolio turnover rate	27	%B	43%	44%	49%	48%	56%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.

See accompanying notes

49

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019	2018	2017	2016

	(unaudited)
Net asset value, beginning of period	$22.60		$26.25	$21.86	$27.63	$25.27	$22.08

Income (loss) from investment operations:
Net investment income	0.07		0.22	0.21	0.16	0.08	0.13
Net gains (losses) on investments (both realized and unrealized)	3.77		(1.35)	4.99	(4.12)	3.62	3.16

Total income (loss) from investment operations	3.84		(1.13)	5.20	(3.96)	3.70	3.29

Less distributions:
Dividends from net investment income	–		–	(0.20)	(0.15)	(0.07)	(0.08)
Distributions from net realized gains	–		(2.52)	(0.61)	(1.66)	(1.27)	(0.02)

Total distributions	–		(2.52)	(0.81)	(1.81)	(1.34)	(0.10)

Net asset value, end of period	$26.44		$22.60	$26.25	$21.86	$27.63	$25.27

Total returnA	16.99	%B	(4.08)%	23.79%	(14.23)%	14.62%	14.91%

Ratios and supplemental data:
Net assets, end of period	$31,180,672		$30,186,523	$59,409,216	$75,231,917	$102,553,616	$100,447,531
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.88	%C	1.83%	1.81%	1.79%	1.83%	1.86%
Expenses, net of reimbursements and/or recoupments	1.88	%C	1.83%	1.81%	1.79%	1.83%	1.86%
Net investment income, before expense reimbursements and/or recoupments	0.31	%C	0.69%	0.63%	0.54%	0.28%	0.57%
Net investment income, net of reimbursements and/or recoupments	0.31	%C	0.69%	0.63%	0.54%	0.28%	0.57%
Portfolio turnover rate	27	%B	43%	44%	49%	48%	56%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.

See accompanying notes

50

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30, 2021		Year Ended December 31,			April 28, 2017A to December 31, 2017
			2020	2019	2018

	(unaudited)
Net asset value, beginning of period	$23.71		$27.12	$22.59	$28.55	$26.73

Income from investment operations:
Net investment income	0.21		0.24	0.49	0.54	0.11
Net gains (losses) on investments (both realized and unrealized)	3.98		(1.12)	5.20	(4.37)	3.37

Total income (loss) from investment operations	4.19		(0.88)	5.69	(3.83)	3.48

Less distributions:
Dividends from net investment income	–		(0.01)	(0.55)	(0.47)	(0.39)
Distributions from net realized gains	–		(2.52)	(0.61)	(1.66)	(1.27)

Total distributions	–		(2.53)	(1.16)	(2.13)	(1.66)

Net asset value, end of period	$27.90		$23.71	$27.12	$22.59	$28.55

Total returnB	17.67	%C	(3.03)%	25.17%	(13.27)%	13.01	%C

Ratios and supplemental data:
Net assets, end of period	$69,422,615		$97,789,536	$227,580,520	$147,107,520	$91,521,786
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.76	%D	0.73%	0.70%	0.70%	0.75	%D
Expenses, net of reimbursements and/or recoupments	0.75	%D	0.73%	0.70%	0.70%	0.71	%D
Net investment income, before expense reimbursements and/or recoupments	1.39	%D	1.77%	1.76%	1.69%	1.44	%D
Net investment income, net of reimbursements and/or recoupments	1.40	%D	1.77%	1.76%	1.69%	1.48	%D
Portfolio turnover rate	27	%C	43%	44%	49%	48	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 28, 2017 through December 31, 2017 and is not annualized.

See accompanying notes

51

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 17, 2021 and June 8-9, 2021 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 9, 2021 meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Bridgeway Large Cap Growth Fund (“LCG Fund”) and the American Beacon Bridgeway Large Cap Value Fund (“LCV Fund”) (each, a “Fund” and collectively, the “Funds”); and (2) the Investment Advisory Agreement among the Manager, Bridgeway Capital Management, Inc. (the “subadvisor”), and the Trust, on behalf of the Funds. The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary, including the impact of the COVID-19 pandemic on the operations of the Manager and the subadvisor. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment

52

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

performance of the Funds and the subadvisor for the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from its relationship with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Funds by the subadvisor; the financial stability of the subadvisor; and representations made by the subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of the LCV Fund relative to the performance of other comparable investment accounts managed by the subadvisor, each Fund’s benchmark index and an appropriate peer group for each Fund. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the LCV Fund and with the Manager earning a profit before the payment of distribution-related expenses and sustaining a loss after the payment of distribution-related expenses by the Manager for the LCG Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, for the Funds and their share classes, the Manager is waiving fees and/or reimbursing expenses, and that the subadvisor is waiving a portion of its subadvisory fees with respect to the LCV Fund.

53

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Funds, the Board considered representations made by the subadvisor that with respect to the LCG Fund, the subadvisor does not manage any comparable client accounts and therefore could not provide fee schedules for comparable investment accounts managed by the subadvisor, and, with respect to the LCV Fund, the subadvisory fee rate schedule was generally favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for the subadvisory fee rate schedules. In this regard, the Board considered that the LCG Fund’s current assets did not exceed the threshold necessary to reach the first subadvisory fee rate breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that each Funds’ current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance

54

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of subadvisor skill.

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2020. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered each Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Funds than in prior years.

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Growth Fund

In considering the renewal of the Agreements for the LCG Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	4th Quintile

The Board also considered: (1) that the LCG Fund acquired the assets of another American Beacon Fund on December 15, 2017; (2) the subadvisor’s representation that it has no other comparable accounts in the same strategy as the subadvisor manages the LCG Fund; and (3) the Manager’s recommendation to continue to retain the subadvisor.

55

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and subadvisor under the Agreements are fair and reasonable; and (2) determined that the LCG Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the LCG Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Value Fund

In considering the renewal of the Agreements for the LCV Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	5th Quintile
Compared to Morningstar Category	5th Quintile

The Board also considered: (1) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the LCV Fund; (2) the subadvisor’s contractual agreement to waive a portion of its subadvisory fee equal to 0.05% of the LCV Fund’s average daily net assets managed by the subadvisor on amounts that exceed $750 million through April 30, 2022; (3) certain biases within the subadvisor’s process and portfolio construction have been out of favor, adversely affecting both shorter-term and longer-term performance; and (4) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and subadvisor under the Agreements are fair and reasonable; and (2) determined that the LCV Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the LCV Fund.

56

Disclosure Regarding Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 3-4, 2021 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2020 through December 31, 2020 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

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60

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

SAR 06/21

American Beacon®
FUNDS

2021 SEMI-ANNUAL REPORT

June 30, 2021

STEPHENS MID-CAP GROWTH FUND

STEPHENS SMALL CAP GROWTH FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual/semi-annual reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive annual/semi-annual reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive annual/semi-annual reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your annual/semi-annual reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

Stephens 0621

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

STEPHENS MID-CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

STEPHENS SMALL CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Throughout this reporting period, the 24-hour news cycle has continued to closely follow the COVID-19 pandemic, ongoing global vaccination efforts and the rise of the delta variant, U.S. stimulus and infrastructure spending, and the reopening of our nation’s businesses and schools. After months of seclusion and uncertainty, we can finally see the proverbial light at the end of a tunnel – and a path forward to potentially brighter days – even as we learn to navigate a world facing additional virus variants.

However, during challenging times such as we’ve all experienced since March 2020, the fear of loss can be a powerful emotion. And it can cause many individuals to make short-term investment decisions that have the potential to sink their long-term financial objectives. We encourage you to remain focused on achieving your long-term investment goals by working with financial professionals to develop a personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand crises. By staying the course, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for continuing your financial journey with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2021 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned 6.82% for the six months ended June 30, 2021. The Fund underperformed the Russell Midcap® Growth Index (the “Index”) return of 10.44% for the same period.

Total Returns for the Period ended June 30, 2021

	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
R5 Class (1,2,8)	SFMIX	6.96%	36.63%	21.38%	22.79%	15.04%
Y Class (1,3,8)	SMFYX	6.91%	36.49%	21.27%	22.68%	14.94%
Investor Class (1,8)	STMGX	6.82%	36.23%	20.98%	22.40%	14.65%
A without Sales Charge (1,4,8)	SMFAX	6.82%	36.22%	20.95%	22.35%	14.60%
A with Sales Charge (1,4,8)	SMFAX	0.67%	28.39%	18.59%	20.91%	13.93%
C without Sales Charge (1,5,8)	SMFCX	6.36%	35.13%	20.06%	21.44%	13.81%
C with Sales Charge (1,5,8)	SMFCX	5.36%	34.13%	20.06%	21.44%	13.81%
R6 Class (1,6,8)	SFMRX	6.95%	36.64%	21.41%	22.81%	15.05%

Russell Midcap® Growth Index (7)		10.44%	43.77%	22.39%	20.52%	15.13%
S&P 500 Index (7)		15.25%	40.79%	18.67%	17.65%	14.84%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-9687-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the Investor Class was waived from 2007 through 2013, partially recovered in 2014, fully recovered in 2015, and waived in 2018, 2019 and 2021. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.

A portion of the fees charged to the R5 Class was waived from Class inception (August 31, 2006) through 2020. Performance prior to waiving fees was lower than the actual returns shown from inception through 2020.

3.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/2011 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 6/30/2011. A portion of the fees charged to the Y Class was waived in 2012 and 2013, partially recovered in 2014, fully recovered in 2015, and waived from 2017 through 2021. Performance prior to waiving fees was lower than the actual returns shown in periods when fees were waived.

4.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/2011 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/2011. A portion of the fees charged to the A Class was waived in 2012 and 2013, fully recovered in 2015, waived in 2016 and 2018, partially recovered in 2019 and waived in 2020. Performance prior to waiving fees was lower than the actual returns shown in periods when fees were waived. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/2011 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/2011. A portion of the fees charged to the C Class was waived from 2012 through 2014, fully recovered in 2015, waived in 2016 through 2018, partially recovered in 2019, and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the three-year, five-year and ten-year periods represents the returns achieved by the R5 Class from 6/30/2011 up to 12/31/18, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/2011. A portion of the fees charged to the R6 Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell Midcap® Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted,

2

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2021 (Unaudited)

sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Stephens Mid-Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell MidCap Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Stephens Mid-Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 0.91%, 1.00%, 1.23%, 1.24%, 1.96%, and 0.90%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the benchmark due to both stock selection and sector allocation.

Most of the Fund’s underperformance related to security selection was attributable to holdings in the Industrials, Consumer Discretionary and Information Technology sectors. Within Industrials, contributors included Mercury Systems, Inc. (down 24.9%) and not holding the benchmark’s Generac Holdings, Inc. (up 82.6%). Bright Horizons Family Solutions, Inc. (down 15.7%) detracted in the Consumer Discretionary sector. In the Information Technology sector, Autodesk, Inc. (down 4.9%) and RingCentral, Inc. (down 23.4%) detracted from relative returns during the period.

The aforementioned performance was somewhat offset by security selection in the Health Care sector; contributors included Illumina, Inc. (up 30.4%) and not holding the benchmark’s Sarepta Therapeutics, Inc. (down 54.4%).

From a sector allocation perspective, the Fund’s underweight to the Real Estate and Industrials sectors hurt relative performance during the period. Conversely, the Fund’s underweight to the Materials and Consumer Staples sectors was additive to performance relative to the benchmark.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
Cadence Design Systems, Inc.		2.2
IDEXX Laboratories, Inc.		2.2
Roku, Inc.		1.8
SVB Financial Group		1.8
Copart, Inc.		1.7
DexCom, Inc.		1.7
Match Group, Inc.		1.7
Microchip Technology, Inc.		1.7
ResMed, Inc.		1.7
Tradeweb Markets, Inc., Class A		1.7

Total Fund Holdings	103

3

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2021 (Unaudited)

Sector Allocation (% Equities)
Information Technology	31.2
Health Care	21.6
Consumer Discretionary	13.5
Industrials	12.7
Communication Services	10.8
Financials	7.1
Consumer Staples	1.9
Energy	1.2

4

American Beacon Stephens Small Cap GrowthSM

Performance Overview

June 30, 2021 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned 9.48% for the six months ended June 30, 2021, outperforming the Russell 2000® Growth Index (the “benchmark”) return of 8.98% for the same period.

Total Returns for the Period ended June 30, 2021

	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
R5 Class (1,2,8)	STSIX	9.65%	40.87%	17.46%	20.02%	13.08%
Y Class (1,3,8)	SPWYX	9.61%	40.80%	17.38%	19.94%	12.99%
Investor Class (1,8)	STSGX	9.48%	40.45%	17.09%	19.68%	12.76%
A without Sales Charge (1,4,8)	SPWAX	9.46%	40.44%	17.11%	19.66%	12.67%
A with Sales Charge (1,4,8)	SPWAX	3.18%	32.37%	14.82%	18.25%	12.01%
C without Sales Charge (1,5,8)	SPWCX	9.09%	39.36%	16.22%	18.74%	11.88%
C with Sales Charge (1,5,8)	SPWCX	8.09%	38.36%	16.22%	18.74%	11.88%
R6 Class (1,6,8)	STSRX	9.64%	40.96%	17.51%	20.05%	13.10%

Russell 2000® Growth Index (7)		8.98%	51.36%	15.94%	18.76%	13.52%
S&P 500 Index (7)		15.25%	40.79%	18.67%	17.65%	14.84%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the Investor Class was waived from 2005 through 2013, fully recovered in 2014, waived in 2015, fully recovered in 2017, and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

2.

A portion of the fees charged to the R5 Class was waived from 2006 through 2013 fully recovered in 2014 and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

3.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/2011 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 6/30/2011. A portion of the fees charged to the Y Class was waived in 2012 and 2013, fully recovered in 2014, and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

4.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/2011 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/2011. A portion of the fees charged to the A Class was waived in 2012, partially recovered in 2013 and 2014, fully recovered in 2015, and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/2011 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/2011. A portion of the fees charged to the C Class was waived in 2012, partially recovered in 2013 and 2014, and fully recovered in 2015 and waived from 2019 to 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance represents the returns achieved by the R5 Class from 6/30/2011 up to 4/30/19, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/2011. A portion of the fees charged to the R6 Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index and Russell 2000 Growth Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE

5

American Beacon Stephens Small Cap GrowthSM

Performance Overview

June 30, 2021 (Unaudited)

Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Stephens Small Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell Small Cap Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 2000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Stephens Small Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 1.05%, 1.12%, 1.39%, 1.35%, 2.15%, and 1.02%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the benchmark due to both security selection and sector allocation.

From a security selection perspective, the main drivers of outperformance were holdings in the Health Care and Industrials sectors. Contributors in the Health Care sector included Bio-Techne Corp. (up 42.4%) and not holding the benchmark’s Amicus Therapeutic, Inc. (down 58.3%). In the Industrials sector, Kornit Digital Ltd. (up 40.9%) and Axon Enterprise, Inc. (up 45.9%) contributed to performance relative to the benchmark.

The aforementioned positive performance was somewhat offset by security selection in the Information Technology and Financials sectors. Within the Information Technology sector, detractors included FireEye, Inc. (down 11.2%) and CyberArk Software Ltd. (down 19.5%). In the Financials sector, PROG Holdings, Inc. (down 11.1%) and MarketAxess Holdings, Inc. (down 18.2%) detracted from relative performance.

From a sector allocation perspective, the Fund’s sizeable underweight to the Health Care sector and slight overweight to the Energy sector contributed to relative performance. Conversely, the Fund’s underweight to the Consumer Discretionary and Materials sectors detracted from relative returns during the period.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in smaller capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
Kornit Digital Ltd.		2.3
Manhattan Associates, Inc.		2.0
Five9, Inc.		1.9
Omnicell, Inc.		1.9
Repligen Corp.		1.9
Globant SA		1.8
Revolve Group, Inc.		1.7
AeroVironment, Inc.		1.6
SiteOne Landscape Supply, Inc.		1.6
Wingstop, Inc.		1.6

Total Fund Holdings	94

6

American Beacon Stephens Small Cap GrowthSM

Performance Overview

June 30, 2021 (Unaudited)

Sector Allocation (% Equities)
Information Technology	31.5
Health Care	20.8
Industrials	19.2
Consumer Discretionary	12.6
Financials	7.9
Consumer Staples	5.1
Communication Services	1.1
Energy	0.9
Materials	0.9

7

American Beacon FundsSM

Expense Examples

June 30, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2021 through June 30, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

8

American Beacon FundsSM

Expense Examples

June 30, 2021 (Unaudited)

American Beacon Stephens Mid-Cap Growth Fund

	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021-6/30/2021*
R5 Class
Actual	$1,000.00	$1,069.60	$4.57
Hypothetical**	$1,000.00	$1,020.38	$4.46
Y Class
Actual	$1,000.00	$1,069.10	$4.87
Hypothetical**	$1,000.00	$1,020.08	$4.76
Investor Class
Actual	$1,000.00	$1,068.20	$5.74
Hypothetical**	$1,000.00	$1,019.24	$5.61
A Class
Actual	$1,000.00	$1,068.20	$5.49
Hypothetical**	$1,000.00	$1,019.49	$5.36
C Class
Actual	$1,000.00	$1,063.60	$9.93
Hypothetical**	$1,000.00	$1,015.17	$9.69
R6 Class
Actual	$1,000.00	$1,069.50	$4.41
Hypothetical**	$1,000.00	$1,020.53	$4.31

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.95%, 1.12%, 1.07%, 1.94%, and 0.86% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Stephens Small Cap Growth Fund

	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021-6/30/2021*
R5 Class
Actual	$1,000.00	$1,096.50	$5.15
Hypothetical**	$1,000.00	$1,019.89	$4.96
Y Class
Actual	$1,000.00	$1,096.10	$5.46
Hypothetical**	$1,000.00	$1,019.59	$5.26
Investor Class
Actual	$1,000.00	$1,094.80	$6.75
Hypothetical**	$1,000.00	$1,018.35	$6.51
A Class
Actual	$1,000.00	$1,094.60	$6.65
Hypothetical**	$1,000.00	$1,018.45	$6.41
C Class
Actual	$1,000.00	$1,090.90	$10.68
Hypothetical**	$1,000.00	$1,014.58	$10.29
R6 Class
Actual	$1,000.00	$1,096.40	$4.94
Hypothetical**	$1,000.00	$1,020.08	$4.76

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.05%, 1.30%, 1.28%, 2.06%, and 0.95% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

9

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.30%

Communication Services - 10.74%

Entertainment - 7.90%
Electronic Arts, Inc.	76,108	$10,946,614
Live Nation Entertainment, Inc.A	125,915	11,028,895
Roku, Inc.A	30,369	13,946,963
Spotify Technology SAA	32,532	8,965,494
Take-Two Interactive Software, Inc.A	60,322	10,678,200
Warner Music Group Corp., Class AB	158,613	5,716,413

		61,282,579

Interactive Media & Services - 2.84%
IAC/InterActiveCorpA	47,499	7,322,921
Match Group, Inc.A	82,578	13,315,702
Vimeo, Inc.A	27,593	1,352,057

		21,990,680

Total Communication Services		83,273,259

Consumer Discretionary - 13.43%

Distributors - 0.97%
Pool Corp.	16,469	7,553,672

Diversified Consumer Services - 1.36%
Bright Horizons Family Solutions, Inc.A	47,391	6,971,690
Chegg, Inc.A	43,524	3,617,280

		10,588,970

Hotels, Restaurants & Leisure - 2.17%
Domino’s Pizza, Inc.	24,830	11,582,947
Wingstop, Inc.	33,402	5,265,157

		16,848,104

Household Durables - 0.92%
Garmin Ltd.	49,308	7,131,909

Internet & Direct Marketing Retail - 1.19%
Farfetch Ltd., Class AA	80,678	4,062,944
MercadoLibre, Inc.A	3,301	5,142,265

		9,205,209

Multiline Retail - 1.80%
Dollar Tree, Inc.A	81,515	8,110,743
Ollie’s Bargain Outlet Holdings, Inc.A B	69,179	5,820,029

		13,930,772

Specialty Retail - 3.07%
Burlington Stores, Inc.A	17,210	5,541,448
Floor & Decor Holdings, Inc., Class AA	38,913	4,113,104
Ross Stores, Inc.	38,640	4,791,360
Ulta Beauty, Inc.A	26,994	9,333,715

		23,779,627

Textiles, Apparel & Luxury Goods - 1.95%
Lululemon Athletica, Inc.A	21,871	7,982,259
Ralph Lauren Corp.	60,613	7,140,817

		15,123,076

Total Consumer Discretionary		104,161,339

See accompanying notes

10

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.30% (continued)

Consumer Staples - 1.83%

Beverages - 1.83%
Brown-Forman Corp., Class B	79,130	$5,930,002
Monster Beverage Corp.A	90,156	8,235,751

		14,165,753

Total Consumer Staples		14,165,753

Energy - 1.17%

Oil, Gas & Consumable Fuels - 1.17%
Cabot Oil & Gas Corp.	179,588	3,135,607
Pioneer Natural Resources Co.	36,695	5,963,671

		9,099,278

Total Energy		9,099,278

Financials - 7.05%

Banks - 2.72%
Signature Bank	29,047	7,135,395
SVB Financial GroupA	25,093	13,962,498

		21,097,893

Capital Markets - 3.09%
MarketAxess Holdings, Inc.	22,536	10,447,464
Tradeweb Markets, Inc., Class A	159,337	13,473,537

		23,921,001

Consumer Finance - 1.24%
PROG Holdings, Inc.	200,492	9,649,680

Total Financials		54,668,574

Health Care - 21.46%

Biotechnology - 1.38%
Alexion Pharmaceuticals, Inc.A	29,717	5,459,310
Exelixis, Inc.A	288,963	5,264,906

		10,724,216

Health Care Equipment & Supplies - 10.14%
ABIOMED, Inc.A	16,750	5,227,842
Align Technology, Inc.A	14,173	8,659,703
DexCom, Inc.A	30,093	12,849,711
Hologic, Inc.A	98,026	6,540,295
IDEXX Laboratories, Inc.A	27,387	17,296,260
Insulet Corp.A	22,283	6,116,906
Intuitive Surgical, Inc.A	4,556	4,189,880
ResMed, Inc.	53,438	13,173,536
Tandem Diabetes Care, Inc.A	47,161	4,593,481

		78,647,614

Health Care Providers & Services - 1.43%
Acadia Healthcare Co., Inc.A	95,335	5,982,271
Henry Schein, Inc.A	68,339	5,070,071

		11,052,342

Health Care Technology - 2.30%
Cerner Corp.	80,210	6,269,213
Teladoc Health, Inc.A B	12,465	2,072,805
Veeva Systems, Inc., Class AA	30,641	9,527,819

		17,869,837

See accompanying notes

11

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.30% (continued)

Health Care - 21.46% (continued)

Life Sciences Tools & Services - 5.72%
Bio-Techne Corp.	21,325	$9,601,795
ICON PLCA B	42,917	8,871,373
Illumina, Inc.A	17,358	8,213,979
PPD, Inc.A	101,858	4,694,635
PRA Health Sciences, Inc.A	54,119	8,941,000
Repligen Corp.A	20,065	4,005,375

		44,328,157

Pharmaceuticals - 0.49%
Pacira BioSciences, Inc.A	62,438	3,788,738

Total Health Care		166,410,904

Industrials - 12.60%

Aerospace & Defense - 2.99%
Axon Enterprise, Inc.A	27,302	4,826,994
HEICO Corp., Class A	54,868	6,813,508
L3Harris Technologies, Inc.	33,210	7,178,341
Mercury Systems, Inc.A	65,402	4,334,845

		23,153,688

Air Freight & Logistics - 0.60%
CH Robinson Worldwide, Inc.	49,711	4,656,429

Commercial Services & Supplies - 2.20%
Copart, Inc.A	100,656	13,269,480
IAA, Inc.A	69,188	3,773,514

		17,042,994

Electrical Equipment - 1.04%
Rockwell Automation, Inc.	28,348	8,108,095

Industrial Conglomerates - 0.85%
Roper Technologies, Inc.	14,042	6,602,548

Professional Services - 3.31%
CoStar Group, Inc.A	87,750	7,267,455
IHS Markit Ltd.	57,253	6,450,123
Verisk Analytics, Inc.	68,409	11,952,421

		25,669,999

Road & Rail - 0.83%
JB Hunt Transport Services, Inc.	39,557	6,445,813

Trading Companies & Distributors - 0.78%
Fastenal Co.	115,856	6,024,512

Total Industrials		97,704,078

Information Technology - 31.02%

Communications Equipment - 0.80%
Ciena Corp.A	108,712	6,184,626

Electronic Equipment, Instruments & Components - 3.76%
Cognex Corp.	96,384	8,101,075
IPG Photonics Corp.A	34,563	7,284,843
Keysight Technologies, Inc.A	52,243	8,066,842

See accompanying notes

12

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.30% (continued)

Information Technology - 31.02% (continued)

Electronic Equipment, Instruments & Components - 3.76% (continued)
National Instruments Corp.	134,114	$5,670,340

		29,123,100

IT Services - 2.23%
Global Payments, Inc.	19,861	3,724,732
WEX, Inc.A	43,056	8,348,558
Wix.com Ltd.A	17,964	5,214,590

		17,287,880

Semiconductors & Semiconductor Equipment - 5.19%
Brooks Automation, Inc.	48,733	4,643,280
KLA Corp.	14,187	4,599,567
Microchip Technology, Inc.	89,183	13,354,263
NXP Semiconductors NV	38,513	7,922,894
Xilinx, Inc.	67,287	9,732,392

		40,252,396

Software - 19.04%
ANSYS, Inc.A	19,309	6,701,382
Aspen Technology, Inc.A	41,465	5,703,096
Autodesk, Inc.A	41,065	11,986,873
Cadence Design Systems, Inc.A	126,540	17,313,203
Coupa Software, Inc.A	9,343	2,448,894
DocuSign, Inc.A	42,072	11,762,069
Dropbox, Inc., Class AA	189,673	5,748,989
Envestnet, Inc.A	96,532	7,322,918
FireEye, Inc.A	358,824	7,255,421
Five9, Inc.A	21,763	3,991,117
Fortinet, Inc.A	42,246	10,062,575
Guidewire Software, Inc.A	17,219	1,940,926
Manhattan Associates, Inc.A	53,732	7,782,543
Palo Alto Networks, Inc.A	26,048	9,665,110
PTC, Inc.A	61,012	8,618,555
RingCentral, Inc., Class AA	31,449	9,138,450
Splunk, Inc.A	40,123	5,800,983
Tyler Technologies, Inc.A	20,696	9,362,249
Unity Software, Inc.A B	45,970	5,048,885

		147,654,238

Total Information Technology		240,502,240

Total Common Stocks (Cost $530,285,533)		769,985,425

SHORT-TERM INVESTMENTS - 0.65% (Cost $5,082,787)

Investment Companies - 0.65%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	5,082,787	5,082,787

SECURITIES LENDING COLLATERAL - 0.64% (Cost $4,945,741)

Investment Companies - 0.64%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	4,945,741	4,945,741

TOTAL INVESTMENTS - 100.59% (Cost $540,314,061)		780,013,953
LIABILITIES, NET OF OTHER ASSETS - (0.59%)		(4,599,019)

TOTAL NET ASSETS - 100.00%		$775,414,934

Percentages are stated as a percent of net assets.

See accompanying notes

13

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2021 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2021, the investments were classified as described below:

Stephens Mid-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$769,985,425	$-	$-	$769,985,425
Short-Term Investments	5,082,787	-	-	5,082,787
Securities Lending Collateral	4,945,741	-	-	4,945,741

Total Investments in Securities - Assets	$780,013,953	$-	$-	$780,013,953

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2021, there were no transfers into or out of Level 3.

See accompanying notes

14

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.90%

Communication Services - 1.09%

Interactive Media & Services - 1.09%
Angi, Inc., Class AA	349,469	$4,724,821

Consumer Discretionary - 12.52%

Auto Components - 1.12%
Fox Factory Holding Corp.A	31,373	4,883,521

Diversified Consumer Services - 2.45%
Bright Horizons Family Solutions, Inc.A	31,098	4,574,827
Chegg, Inc.A	72,644	6,037,443

		10,612,270

Hotels, Restaurants & Leisure - 3.32%
Chuy’s Holdings, Inc.A	22,778	848,708
Papa John’s International, Inc.	61,907	6,465,567
Wingstop, Inc.	44,924	7,081,370

		14,395,645

Internet & Direct Marketing Retail - 1.74%
Revolve Group, Inc.A	109,455	7,541,450

Leisure Products - 0.89%
YETI Holdings, Inc.A	42,300	3,883,986

Multiline Retail - 0.94%
Ollie’s Bargain Outlet Holdings, Inc.A B	48,485	4,079,043

Specialty Retail - 2.06%
Floor & Decor Holdings, Inc., Class AA	45,756	4,836,409
Leslie’s, Inc.A	148,590	4,084,739

		8,921,148

Total Consumer Discretionary		54,317,063

Consumer Staples - 5.02%

Beverages - 1.46%
MGP Ingredients, Inc.B	93,980	6,356,807

Food & Staples Retailing - 0.86%
Chefs’ Warehouse, Inc.A	116,955	3,722,678

Food Products - 2.70%
Calavo Growers, Inc.	60,913	3,863,102
Limoneira Co.	150,863	2,647,646
Mission Produce, Inc.A	250,604	5,190,009

		11,700,757

Total Consumer Staples		21,780,242

Energy - 0.89%

Oil, Gas & Consumable Fuels - 0.89%
Viper Energy Partners LP	206,021	3,879,376

See accompanying notes

15

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.90% (continued)

Financials - 7.78%

Banks - 0.80%
Silvergate Capital Corp., Class AA	30,674	$3,475,978

Capital Markets - 2.76%
MarketAxess Holdings, Inc.	6,966	3,229,368
Open Lending Corp., Class AA	93,044	4,009,266
Piper Sandler Cos.	36,488	4,727,385

		11,966,019

Consumer Finance - 3.15%
Encore Capital Group, Inc.A	50,853	2,409,923
PRA Group, Inc.A	129,355	4,976,287
PROG Holdings, Inc.	130,830	6,296,848

		13,683,058

Insurance - 1.07%
Palomar Holdings, Inc.A	61,536	4,643,507

Total Financials		33,768,562

Health Care - 20.56%

Biotechnology - 2.73%
Alpha Teknova, Inc.A	43,617	1,035,031
Exelixis, Inc.A	175,913	3,205,135
Halozyme Therapeutics, Inc.A	82,207	3,733,020
Ligand Pharmaceuticals, Inc.A	29,596	3,882,699

		11,855,885

Health Care Equipment & Supplies - 4.48%
BioLife Solutions, Inc.A	25,129	1,118,492
Insulet Corp.A	10,836	2,974,590
iRhythm Technologies, Inc.A	23,395	1,552,258
Neogen Corp.A	94,880	4,368,275
NuVasive, Inc.A	50,856	3,447,020
Tandem Diabetes Care, Inc.A	61,235	5,964,289

		19,424,924

Health Care Providers & Services - 2.56%
Acadia Healthcare Co., Inc.A	105,005	6,589,064
HealthEquity, Inc.A	56,061	4,511,789

		11,100,853

Health Care Technology - 3.08%
HealthStream, Inc.A	86,621	2,420,191
Omnicell, Inc.A	53,263	8,066,681
Schrodinger, Inc.A B	38,204	2,888,605

		13,375,477

Life Sciences Tools & Services - 6.00%
Bio-Techne Corp.	12,235	5,508,931
ICON PLCA B	29,090	6,013,194
PRA Health Sciences, Inc.A	39,240	6,482,840
Repligen Corp.A	40,254	8,035,504

		26,040,469

See accompanying notes

16

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.90% (continued)

Health Care - 20.56% (continued)

Pharmaceuticals - 1.71%
Pacira BioSciences, Inc.A	65,832	$3,994,686
Supernus Pharmaceuticals, Inc.A	110,424	3,399,955

		7,394,641

Total Health Care		89,192,249

Industrials - 18.99%

Aerospace & Defense - 6.63%
AeroVironment, Inc.A	70,205	7,031,031
Axon Enterprise, Inc.A	36,649	6,479,543
HEICO Corp., Class A	32,526	4,039,078
Kratos Defense & Security Solutions, Inc.A	213,924	6,094,695
Mercury Systems, Inc.A	77,468	5,134,579

		28,778,926

Air Freight & Logistics - 1.77%
Echo Global Logistics, Inc.A	116,115	3,569,375
Hub Group, Inc., Class AA	62,436	4,119,527

		7,688,902

Building Products - 2.33%
AZEK Co., Inc.A	86,783	3,684,806
Trex Co., Inc.A	63,080	6,447,407

		10,132,213

Commercial Services & Supplies - 1.11%
Montrose Environmental Group, Inc.A	89,556	4,805,575

Construction & Engineering - 0.84%
Ameresco, Inc., Class AA	58,188	3,649,551

Machinery - 4.11%
Kornit Digital Ltd.A	81,313	10,109,645
Lindsay Corp.	21,495	3,552,694
RBC Bearings, Inc.A	20,829	4,153,719

		17,816,058

Professional Services - 0.60%
ICF International, Inc.	29,482	2,590,289

Trading Companies & Distributors - 1.60%
SiteOne Landscape Supply, Inc.A	40,968	6,934,244

Total Industrials		82,395,758

Information Technology - 31.13%

Electronic Equipment, Instruments & Components - 3.09%
Cognex Corp.	45,492	3,823,603
National Instruments Corp.	84,315	3,564,838
nLight, Inc.A	166,668	6,046,715

		13,435,156

IT Services - 4.74%
Globant SAA	34,863	7,641,272
MAXIMUS, Inc.	52,525	4,620,624

See accompanying notes

17

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.90% (continued)

Information Technology - 31.13% (continued)

IT Services - 4.74% (continued)
Repay Holdings Corp.A	154,902	$3,723,844
WEX, Inc.A	23,614	4,578,755

		20,564,495

Semiconductors & Semiconductor Equipment - 5.13%
Brooks Automation, Inc.	43,385	4,133,723
Onto Innovation, Inc.A	43,783	3,197,910
Power Integrations, Inc.	50,956	4,181,449
Semtech Corp.A	81,221	5,588,005
Silicon Laboratories, Inc.A	33,657	5,157,935

		22,259,022

Software - 18.17%
8x8, Inc.A	121,741	3,379,530
Aspen Technology, Inc.A	19,607	2,696,747
CyberArk Software Ltd.A	38,718	5,043,794
Envestnet, Inc.A	77,892	5,908,887
FireEye, Inc.A	275,986	5,580,437
Five9, Inc.A	44,105	8,088,416
GTY Technology Holdings, Inc.A	279,809	1,989,442
Guidewire Software, Inc.A	14,583	1,643,796
Manhattan Associates, Inc.A	59,368	8,598,861
Mimecast Ltd.A	58,736	3,115,945
Proofpoint, Inc.A	11,804	2,051,063
PROS Holdings, Inc.A B	100,098	4,561,466
Q2 Holdings, Inc.A	42,058	4,314,310
Qualys, Inc.A	31,917	3,213,723
Rapid7, Inc.A	47,437	4,488,963
SPS Commerce, Inc.A	55,478	5,539,478
Tyler Technologies, Inc.A	6,274	2,838,169
Varonis Systems, Inc.A	100,179	5,772,314

		78,825,341

Total Information Technology		135,084,014

Materials - 0.92%

Chemicals - 0.92%
Balchem Corp.	30,328	3,980,853

Total Common Stocks (Cost $207,438,733)		429,122,938

SHORT-TERM INVESTMENTS - 1.22% (Cost $5,308,105)

Investment Companies - 1.22%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	5,308,105	5,308,105

TOTAL INVESTMENTS - 100.12% (Cost $212,746,838)		434,431,043
LIABILITIES, NET OF OTHER ASSETS - (0.12%)		(528,415)

TOTAL NET ASSETS - 100.00%		$433,902,628

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2021 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

See accompanying notes

18

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2021 (Unaudited)

LP - Limited Partnership.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2021, the investments were classified as described below:

Stephens Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$429,122,938	$-	$-	$429,122,938
Short-Term Investments	5,308,105	-	-	5,308,105

Total Investments in Securities - Assets	$434,431,043	$-	$-	$434,431,043

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2021, there were no transfers into or out of Level 3.

See accompanying notes

19

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2021 (Unaudited)

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$769,985,425	$429,122,938
Investments in affiliated securities, at fair value‡	10,028,528	5,308,105
Dividends and interest receivable	142,801	7,088
Receivable for fund shares sold	983,437	263,281
Receivable for expense reimbursement (Note 2)	-	18,333
Prepaid expenses	73,762	52,982

Total assets	781,213,953	434,772,727

Liabilities:
Payable for investments purchased	-	250,133
Payable for fund shares redeemed	252,719	194,690
Payable for expense recoupment (Note 2)	13,588	-
Management and sub-advisory fees payable (Note 2)	488,722	320,255
Service fees payable (Note 2)	7,911	21,669
Transfer agent fees payable (Note 2)	14,634	11,820
Payable upon return of securities loaned (Note 8)§	4,945,741	-
Custody and fund accounting fees payable	32,958	30,068
Professional fees payable	21,290	21,380
Trustee fees payable (Note 2)	-	403
Payable for prospectus and shareholder reports	19,276	17,955
Other liabilities	2,180	1,726

Total liabilities	5,799,019	870,099

Net assets	$775,414,934	$433,902,628

Analysis of net assets:
Paid-in-capital	$507,694,192	$157,372,417
Total distributable earnings (deficits)A	267,720,742	276,530,211

Net assets	$775,414,934	$433,902,628

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	15,198,782	12,759,233

Y Class	2,022,913	2,720,013

Investor Class	507,643	4,263,479

A Class	242,587	387,089

C Class	96,519	36,404

R6 Class	1,353,395	997,630

Net assets:
R5 Class	$612,285,180	$269,618,863

Y Class	$80,759,975	$56,784,848

Investor Class	$16,860,567	$78,775,858

A Class	$8,013,607	$7,032,940

C Class	$2,920,080	$580,954

R6 Class	$54,575,525	$21,109,165

Net asset value, offering and redemption price per share:
R5 Class	$40.29	$21.13

Y Class	$39.92	$20.88

Investor Class	$33.21	$18.48

A Class	$33.03	$18.17

A Class (offering price)	$35.05	$19.28

C Class	$30.25	$15.96

R6 Class	$40.32	$21.16

† Cost of investments in unaffiliated securities	$530,285,533	$207,438,733
‡ Cost of investments in affiliated securities	$10,028,528	$5,308,105
§ Fair value of securities on loan	$24,272,229	$15,468,825

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

20

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2021 (Unaudited)

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$1,056,283	$409,446	A
Dividend income from affiliated securities (Note 2)	660	174
Income derived from securities lending (Note 8)	5,810	18,740

Total investment income	1,062,753	428,360

Expenses:
Management and sub-advisory fees (Note 2)	2,755,229	1,967,213
Transfer agent fees:
R5 Class (Note 2)	45,650	16,247
Y Class (Note 2)	38,443	27,175
Investor Class	1,094	2,111
A Class	215	207
C Class	146	34
R6 Class	466	251
Custody and fund accounting fees	37,026	31,223
Professional fees	28,016	26,911
Registration fees and expenses	67,023	47,470
Service fees (Note 2):
Investor Class	19,586	123,970
A Class	-	2,200
C Class	960	358
Distribution fees (Note 2):
A Class	9,688	8,517
C Class	14,811	3,392
Prospectus and shareholder report expenses	20,153	14,961
Trustee fees (Note 2)	19,731	14,741
Loan expense (Note 9)	1,501	1,349
Other expenses	71,798	31,504

Total expenses	3,131,536	2,319,834

Net fees waived and expenses (reimbursed) (Note 2)	(9,175)	(61,121)

Net expenses	3,122,361	2,258,713

Net investment (loss)	(2,059,608)	(1,830,353)

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesB	26,936,620	47,367,487
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	22,532,018	(5,920,890)

Net gain from investments	49,468,638	41,446,597

Net increase in net assets resulting from operations	$47,409,030	$39,616,244

† Foreign taxes	$6,499	$-

A Includes significant dividends of $125,742.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

21

American Beacon FundsSM

Statements of Changes in Net Assets

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	Six Months Ended June 30, 2021	Year Ended December 31, 2020	Six Months Ended June 30, 2021	Year Ended December 31, 2020
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment (loss)	$(2,059,608)	$(2,166,131)	$(1,830,353)	$(2,907,218)
Net realized gain from investments in unaffiliated securities	26,936,620	11,253,224	47,367,487	51,889,194
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	22,532,018	149,332,454	(5,920,890)	67,775,468

Net increase in net assets resulting from operations	47,409,030	158,419,547	39,616,244	116,757,444

Distributions to shareholders:
Total retained earnings:
R5 Class	-	(5,534,575)	-	(24,212,368)
Y Class	-	(823,490)	-	(5,438,426)
Investor Class	-	(245,834)	-	(8,061,059)
A Class	-	(117,516)	-	(688,632)
C Class	-	(47,791)	-	(78,788)
R6 Class	-	(426,238)	-	(1,546,235)

Net distributions to shareholders	-	(7,195,444)	-	(40,025,508)

Capital share transactions (Note 10):
Proceeds from sales of shares	189,568,919	221,967,584	44,097,096	77,363,934
Reinvestment of dividends and distributions	-	4,600,565	-	38,026,150
Cost of shares redeemed	(72,698,494)	(116,912,065)	(73,025,173)	(150,423,464)

Net increase (decrease) in net assets from capital share transactions	116,870,425	109,656,084	(28,928,077)	(35,033,380)

Net increase in net assets	164,279,455	260,880,187	10,688,167	41,698,556

Net assets:
Beginning of period	611,135,479	350,255,292	423,214,461	381,515,905

End of period	$775,414,934	$611,135,479	$433,902,628	$423,214,461

See accompanying notes

22

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of June 30, 2021, the Trust consists of twenty-eight active series, two of which are presented in this filing: American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a Fund will use derivatives, may adversely affect a Fund’s performance and may increase costs related to a Fund’s use of derivatives.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Class	Eligible Investors	Minimum Initial Investments
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors—sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund.

24

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreement with Stephens Investment Management Group LLC (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

Stephens Mid-Cap Growth

All assets	0.45%

Stephens Small Cap Growth

First $200 million	0.60%
Over $200 million	0.55%

25

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

The Management and Sub-Advisory Fees paid by the Funds for the period ended June 30, 2021 were as follows:

Stephens Mid-Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,205,775
Sub-Advisor Fees	0.45%	1,549,454

Total	0.80%	$2,755,229

Stephens Small Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$747,015

Sub-Advisor Fees	0.57%	1,220,198

Total	0.92%	$1,967,213

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statements of Operations. During the period ended June 30, 2021, the Manager received securities lending fees of $748 and $1,334 for the securities lending activities of the Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to

26

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the period ended June 30, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$75,308
Stephens Small Cap Growth	38,074

As of June 30, 2021, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$13,036
Stephens Small Cap Growth	9,485

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a June 30, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	June 30, 2021 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2021 Fair Value
U.S. Government Money Market Select	Direct	Stephens Mid-Cap Growth	$5,082,787	$-	$-	$660	$5,082,787
U.S. Government Money Market Select	Securities Lending	Stephens Mid-Cap Growth	4,945,741	-	-	N/A	4,945,741
U.S. Government Money Market Select	Direct	Stephens Small Cap Growth	5,308,105	-	-	174	5,308,105

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2021, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Stephens Mid-Cap Growth	$8,109	$395	$8,504
Stephens Small Cap Growth	2,490	273	2,763

27

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2021, the Stephens Small Cap Growth Fund borrowed on average $850,842 for 8 days at an average interest rate of 0.82% with interest charges of $154. These amounts are recorded as “Other expenses” in the Statements of Operations. For the period ended June 30, 2021, the Stephens Mid-Cap Growth Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended June 30, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	1/1/2021 - 4/30/2021	5/1/2021 - 6/30/2021	Reimbursed Expenses	(Recouped) Expenses
Stephens Mid-Cap Growth	R5	0.89%	0.89%	$-	$(42,281	)*	2024
Stephens Mid-Cap Growth	Y	0.95%	0.95%	3,638	-		2024
Stephens Mid-Cap Growth	Investor	1.22%	1.15%	-	(640	)*	2024
Stephens Mid-Cap Growth	A	1.21%	1.20%	3,095	(1,562	)*	2024
Stephens Mid-Cap Growth	C	1.94%	1.94%	-	(113	)*	2024
Stephens Mid-Cap Growth	R6	0.84%	0.88%	2,442	(1,766	)*	2024
Stephens Small Cap Growth	R5	0.99%	0.99%	36,595	(11,288	)*	2024
Stephens Small Cap Growth	Y	1.05%	1.05%	11,431	-		2024
Stephens Small Cap Growth	Investor	1.30%	1.30%	7,272	(145	)*	2024
Stephens Small Cap Growth	A	1.28%	1.28%	1,283	-		2024
Stephens Small Cap Growth	C	2.06%	2.06%	178	-		2024
Stephens Small Cap Growth	R6	0.95%	0.96%	4,362	-		2024

* These amounts represent Recouped Expenses from prior fiscal years and are reflected in Total Expenses on the Statement of Operations.

Of these amounts, $13,588 was disclosed as a Payable for Expense Recoupment on the Statements of Assets and Liabilities at June 30, 2021 for the Stephens Mid-Cap Growth Fund and $18,333 was disclosed as a Receivable for Expense Reimbursement on the Statements of Assets and Liabilities at June 30, 2021 for the Stephens Small Cap Growth Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024. The

28

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Stephens Mid-Cap Growth	$42,281	$50,593	$445	2021
Stephens Mid-Cap Growth	2,854	141,512	-	2022
Stephens Mid-Cap Growth	1,227	83,490	-	2023
Stephens Small Cap Growth	11,288	6,637	-	2022
Stephens Small Cap Growth	144	229,130	-	2023

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended June 30, 2021, there were $1,974 and $568 sales charges collected by RID from the sale of Class A Shares of the Stephens Mid-Cap Growth Fund and the Stephens Small Cap Growth Fund, respectively.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2021, there were no CDSC fees collected for the Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2021, CDSC fees of $189 were collected for the Class C Shares of Stephens Mid-Cap Growth Fund. There were no CDSC fees collected for the Class C Shares of Stephens Small Cap Growth Fund.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

29

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a

30

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Publicly Traded Partnerships/Master Limited Partnerships (“MLPs”)

The Funds may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Fund invests in an MLP as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner.

31

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

5.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions

32

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession.

33

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. The Federal Reserve has signaled that it plans to maintain its interventions at an elevated level. Amid the Federal Reserve’s ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. Future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

To the extent a Fund invests significantly in the information technology sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

34

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2021.

Stephens Mid-Cap Growth Fund

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$4,945,741	$-	$-	$-	$4,945,741

Total Borrowings	$4,945,741	$-	$-	$-	$4,945,741

Gross amount of recognized liabilities for securities lending transactions					$4,945,741

6.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2020 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of June 30, 2021, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Stephens Mid-Cap Growth	$541,077,124	$242,213,097	$(3,276,268)	$238,936,829
Stephens Small Cap Growth	214,731,973	223,042,639	(3,343,569)	219,699,070

35

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2020, the Funds did not have any capital loss carryforwards.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Stephens Mid-Cap Growth	$190,970,698	$70,344,868
Stephens Small Cap Growth	64,507,200	97,107,693

A summary of the Funds’ transactions in the USG Select Fund for the period ended June 30, 2021 were as follows:

Fund	Type of Transaction	December 31, 2020 Shares/Fair Value	Purchases	Sales	June 30, 2021 Shares/Fair Value
Stephens Mid-Cap Growth	Direct	$22,209,703	$142,866,606	$159,993,522	$5,082,787
Stephens Mid-Cap Growth	Securities Lending	1,154,190	13,188,106	9,396,555	4,945,741
Stephens Small Cap Growth	Direct	3,370,450	44,559,008	42,621,353	5,308,105
Stephens Small Cap Growth	Securities Lending	573,716	7,021,033	7,594,749	-

8.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In

36

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2021, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Stephens Mid-Cap Growth	$24,272,229	$4,945,741	$20,212,288	$25,158,029
Stephens Small Cap Growth	15,468,825	-	16,106,353	16,106,353

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

9.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

37

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

During the period ended June 30, 2021, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	3,992,817	$153,391,032	5,617,954	$166,249,719
Reinvestment of dividends	-	-	80,608	3,041,338
Shares redeemed	(1,433,856)	(54,984,833)	(3,298,052)	(92,821,944)

Net increase in shares outstanding	2,558,961	$98,406,199	2,400,510	$76,469,113

	Y Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	366,762	$13,938,404	1,121,635	$34,246,597
Reinvestment of dividends	-	-	20,660	772,688
Shares redeemed	(195,123)	(7,298,670)	(424,235)	(12,189,092)

Net increase in shares outstanding	171,639	$6,639,734	718,060	$22,830,193

	Investor Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	54,237	$1,705,500	97,711	$2,386,694
Reinvestment of dividends	-	-	6,321	196,886
Shares redeemed	(99,890)	(3,143,281)	(206,994)	(4,482,169)

Net (decrease) in shares outstanding	(45,653)	$(1,437,781)	(102,962)	$(1,898,589)

	A Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	12,428	$396,651	23,604	$571,957
Reinvestment of dividends	-	-	3,743	115,930
Shares redeemed	(33,986)	(1,075,670)	(51,508)	(1,074,309)

Net (decrease) in shares outstanding	(21,558)	$(679,019)	(24,161)	$(386,422)

	C Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	6,856	$200,142	25,291	$559,570
Reinvestment of dividends	-	-	1,667	47,485
Shares redeemed	(19,620)	(569,196)	(71,151)	(1,526,362)

Net (decrease) in shares outstanding	(12,764)	$(369,054)	(44,193)	$(919,307)

38

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

	R6 Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	509,553	$19,937,190	515,407	$17,953,047
Reinvestment of dividends	-	-	11,288	426,238
Shares redeemed	(147,468)	(5,626,844)	(163,648)	(4,818,189)

Net increase in shares outstanding	362,085	$14,310,346	363,047	$13,561,096

	R5 Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,399,346	$28,514,503	3,329,875	$49,093,988
Reinvestment of dividends	-	-	1,149,562	22,278,506
Shares redeemed	(2,231,789)	(45,595,093)	(6,761,864)	(104,135,516)

Net (decrease) in shares outstanding	(832,443)	$(17,080,590)	(2,282,427)	$(32,763,022)

	Y Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	250,215	$5,056,921	770,192	$10,988,055
Reinvestment of dividends	-	-	283,599	5,433,756
Shares redeemed	(593,019)	(11,883,367)	(1,893,741)	(27,731,637)

Net (decrease) in shares outstanding	(342,804)	$(6,826,446)	(839,950)	$(11,309,826)

	Investor Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	402,042	$7,143,195	773,434	$11,261,475
Reinvestment of dividends	-	-	471,643	8,008,499
Shares redeemed	(795,625)	(14,207,633)	(1,245,153)	(16,983,024)

Net increase (decrease) in shares outstanding	(393,583)	$(7,064,438)	(76)	$2,286,950

	A Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	10,085	$174,723	26,408	$385,838
Reinvestment of dividends	-	-	40,765	680,366
Shares redeemed	(19,188)	(338,792)	(34,197)	(498,089)

Net increase (decrease) in shares outstanding	(9,103)	$(164,069)	32,976	$568,115

	C Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,305	$35,405	4,754	$62,250
Reinvestment of dividends	-	-	5,352	78,788
Shares redeemed	(12,033)	(189,186)	(30,515)	(375,121)

Net (decrease) in shares outstanding	(9,728)	$(153,781)	(20,409)	$(234,083)

39

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021 (Unaudited)

	R6 Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	154,027	$3,172,349	313,602	$5,572,328
Reinvestment of dividends	-	-	79,662	1,546,235
Shares redeemed	(39,268)	(811,102)	(38,372)	(700,077)

Net increase in shares outstanding	114,759	$2,361,247	354,892	$6,418,486

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

40

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019		2018		2017	2016

	(unaudited)
Net asset value, beginning of period	$37.67		$27.17	$21.23		$22.45		$18.29	$18.11

Income (loss) from investment operations:
Net investment (loss)	(0.04)		(0.07)	(0.12	)B	(0.12	)B	(0.07)	(0.26)
Net gains on investments (both realized and unrealized)	2.66		11.02	6.87		0.57		5.26	1.49

Total income (loss) from investment operations	2.62		10.95	6.75		0.45		5.19	1.23

Less distributions:
Dividends from net investment income	–		–	–		–		–	–
Distributions from net realized gains	–		(0.45)	(0.81)		(1.67)		(1.03)	(1.05)

Total distributions	–		(0.45)	(0.81)		(1.67)		(1.03)	(1.05)

Net asset value, end of period	$40.29		$37.67	$27.17		$21.23		$22.45	$18.29

Total returnC	6.96	%D	40.30%	31.79%		2.20%		28.38%	6.76%

Ratios and supplemental data:
Net assets, end of period	$612,285,180		$476,150,642	$278,175,115		$74,603,963		$60,933,913	$50,451,447
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.89	%E	0.91%	0.96%		1.04%		1.07%	1.09%
Expenses, net of reimbursements and/or recoupmentsF	0.89	%E	0.89%	0.89%		0.94	%G	0.99%	1.00%
Net investment (loss), before expense reimbursements and/or recoupments	(0.58	)%E	(0.52)%	(0.52)%		(0.60)%		(0.36)%	(0.60)%
Net investment (loss), net of reimbursements and/or recoupments	(0.58	)%E	(0.50)%	(0.45)%		(0.50)%		(0.28)%	(0.51)%
Portfolio turnover rate	10	%D	22%	15%		38%		24%	22%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on July 1, 2018.

See accompanying notes

41

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019		2018		2017	2016

	(unaudited)
Net asset value, beginning of period	$37.34		$26.95	$21.09		$22.34		$18.22	$18.06

Income (loss) from investment operations:
Net investment income (loss)	(0.10)		(0.04)	(0.14	)A	(0.15	)A	0.12	(0.10)
Net gains on investments (both realized and unrealized)	2.68		10.88	6.81		0.57		5.03	1.31

Total income (loss) from investment operations	2.58		10.84	6.67		0.42		5.15	1.21

Less distributions:
Dividends from net investment income	–		–	–		–		–	–
Distributions from net realized gains	–		(0.45)	(0.81)		(1.67)		(1.03)	(1.05)

Total distributions	–		(0.45)	(0.81)		(1.67)		(1.03)	(1.05)

Net asset value, end of period	$39.92		$37.34	$26.95		$21.09		$22.34	$18.22

Total returnB	6.91	%C	40.22%	31.62%		2.08%		28.27%	6.67%

Ratios and supplemental data:
Net assets, end of period	$80,759,975		$69,132,838	$30,544,300		$10,252,661		$5,639,207	$2,510,649
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.97	%D	1.00%	1.01%		1.08%		1.11%	1.12%
Expenses, net of reimbursements and/or recoupmentsE	0.95	%D	0.96%	0.99%		1.03	%F	1.09%	1.12%
Net investment (loss), before expense reimbursements and/or recoupments	(0.67	)%D	(0.61)%	(0.57)%		(0.64)%		(0.42)%	(0.63)%
Net investment (loss), net of reimbursements and/or recoupments	(0.65	)%D	(0.57)%	(0.55)%		(0.59)%		(0.40)%	(0.63)%
Portfolio turnover rate	10	%C	22%	15%		38%		24%	22%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on July 1, 2018.

See accompanying notes

42

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019	2018		2017	2016

	(unaudited)
Net asset value, beginning of period	$31.09		$22.56	$17.80	$19.15		$15.77	$15.80

Income (loss) from investment operations:
Net investment (loss)	(0.38)		(0.61)	(0.55)	(0.12)		(0.21)	(0.27)
Net gains on investments (both realized and unrealized)	2.50		9.59	6.12	0.44		4.62	1.29

Total income (loss) from investment operations	2.12		8.98	5.57	0.32		4.41	1.02

Less distributions:
Dividends from net investment income	-		-	-	-		-	-
Distributions from net realized gains	-		(0.45)	(0.81)	(1.67)		(1.03)	(1.05)

Total distributions	-		(0.45)	(0.81)	(1.67)		(1.03)	(1.05)

Net asset value, end of period	$33.21		$31.09	$22.56	$17.80		$19.15	$15.77

Total returnA	6.82	%B	39.80%	31.28%	1.91%		27.97%	6.42%

Ratios and supplemental data:
Net assets, end of period	$16,860,567		$17,203,402	$14,802,058	$14,330,547		$14,749,984	$13,078,292
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.17	%C	1.23%	1.28%	1.28%		1.29%	1.38%
Expenses, net of reimbursements and/or recoupmentsD	1.12	%C	1.23%	1.25%	1.25	%E	1.29%	1.38%
Net investment (loss), before expense reimbursements and/or recoupments	(0.86	)%C	(0.85)%	(0.84)%	(0.86)%		(0.58)%	(0.89)%
Net investment (loss), net of reimbursements and/or recoupments	(0.81	)%C	(0.85)%	(0.81)%	(0.83)%		(0.58)%	(0.89)%
Portfolio turnover rate	10	%B	22%	15%	38%		24%	22%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
E	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on July 1, 2018.

See accompanying notes

43

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019	2018		2017	2016

	(unaudited)
Net asset value, beginning of period	$30.92		$22.43	$17.71	$19.08		$15.72	$15.77

Income (loss) from investment operations:
Net investment (loss)	(0.45)		(0.49)	(1.94)	(0.24)		(0.28)	(0.14)
Net gains on investments (both realized and unrealized)	2.56		9.43	7.47	0.54		4.67	1.14

Total income (loss) from investment operations	2.11		8.94	5.53	0.30		4.39	1.00

Less distributions:
Dividends from net investment income	-		-	-	-		-	-
Distributions from net realized gains	-		(0.45)	(0.81)	(1.67)		(1.03)	(1.05)

Total distributions	-		(0.45)	(0.81)	(1.67)		(1.03)	(1.05)

Net asset value, end of period	$33.03		$30.92	$22.43	$17.71		$19.08	$15.72

Total returnA	6.82	%B	39.85%	31.22%	1.81%		27.93%	6.30%

Ratios and supplemental data:
Net assets, end of period	$8,013,607		$8,166,847	$6,467,469	$12,293,695		$13,854,727	$13,886,296
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.13	%C	1.24%	1.27%	1.33%		1.39%	1.42%
Expenses, net of reimbursements and/or recoupmentsD	1.07	%C	1.23%	1.29%	1.31	%E	1.39%	1.41%
Net investment (loss), before expense reimbursements and/or recoupments	(0.83	)%C	(0.86)%	(0.84)%	(0.91)%		(0.67)%	(0.92)%
Net investment (loss), net of reimbursements and/or recoupments	(0.77	)%C	(0.85)%	(0.86)%	(0.89)%		(0.67)%	(0.92)%
Portfolio turnover rate	10	%B	22%	15%	38%		24%	22%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
E	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on July 1, 2018.

See accompanying notes

44

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019	2018		2017	2016

	(unaudited)
Net asset value, beginning of period	$28.44		$20.81	$16.59	$18.11		$15.08	$15.28

Income (loss) from investment operations:
Net investment (loss)	(0.56)		(0.94)	(0.25)	(0.33	)A	(0.11)	(0.60)
Net gains on investments (both realized and unrealized)	2.37		9.02	5.28	0.48		4.17	1.45

Total income (loss) from investment operations	1.81		8.08	5.03	0.15		4.06	0.85

Less distributions:
Dividends from net investment income	-		-	-	-		-	-
Distributions from net realized gains	-		(0.45)	(0.81)	(1.67)		(1.03)	(1.05)

Total distributions	-		(0.45)	(0.81)	(1.67)		(1.03)	(1.05)

Net asset value, end of period	$30.25		$28.44	$20.81	$16.59		$18.11	$15.08

Total returnB	6.36	%C	38.82%	30.31%	1.07%		26.93%	5.52%

Ratios and supplemental data:
Net assets, end of period	$2,920,080		$3,107,948	$3,193,238	$2,414,400		$1,862,472	$1,389,526
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.95	%D	1.96%	2.00%	2.07%		2.11%	2.19%
Expenses, net of reimbursements and/or recoupmentsE	1.94	%D	1.94%	2.01%	2.06	%F	2.11%	2.18%
Net investment (loss), before expense reimbursements and/or recoupments	(1.65	)%D	(1.57)%	(1.56)%	(1.64)%		(1.40)%	(1.70)%
Net investment (loss), net of reimbursements and/or recoupments	(1.64	)%D	(1.55)%	(1.57)%	(1.63)%		(1.39)%	(1.69)%
Portfolio turnover rate	10	%C	22%	15%	38%		24%	22%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on July 1, 2018.

See accompanying notes

45

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30,		Year Ended December 31,		December 31, 2018A to December 31,
	2021		2020	2019	2018

	(unaudited)
Net asset value, beginning of period	$37.70		$27.18	$21.23	$21.23

Income (loss) from investment operations:
Net investment income (loss)	(0.05)		(0.06)	(0.05)	–
Net gains on investments (both realized and unrealized)	2.67		11.03	6.81	–

Total income from investment operations	2.62		10.97	6.76	–

Less distributions:
Dividends from net investment income	–		–	–	–
Distributions from net realized gains	–		(0.45)	(0.81)	–

Total distributions	–		(0.45)	(0.81)	–

Net asset value, end of period	$40.32		$37.70	$27.18	$21.23

Total returnB	6.95	%C	40.36%	31.84%	0.00%

Ratios and supplemental data:
Net assets, end of period	$54,575,525		$37,373,802	$17,073,112	$100,000
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.87	%D	0.90%	0.92%	0.00%
Expenses, net of reimbursements and/or recoupmentsE	0.86	%D F	0.84%	0.84%	0.00%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.55	)%D	(0.49)%	(0.50)%	0.00%
Net investment income (loss), net of reimbursements and/or recoupments	(0.54	)%D	(0.43)%	(0.42)%	0.00%
Portfolio turnover rate	10	%C	22%	15%	38	%C

A	Class launched on December 31, 2018 and commenced operations on January 2, 2019.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on May 1, 2021.

See accompanying notes

46

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020		2019		2018		2017		2016

	(unaudited)
Net asset value, beginning of period	$19.27		$15.40		$13.83		$19.01		$16.45		$15.08

Income (loss) from investment operations:
Net investment income (loss)	(0.18	)B	(0.31	)C	(0.26)		(0.33	)D	(0.23)		0.00	E
Net gains on investments (both realized and unrealized)	2.04		6.11		3.44		0.80		3.44		1.51

Total income from investment operations	1.86		5.80		3.18		0.47		3.21		1.51

Less distributions:
Dividends from net investment income	–		–		–		–		–		–
Distributions from net realized gains	–		(1.93)		(1.61)		(5.65)		(0.65)		(0.14)
Tax return of capital	–		–		–		–		0.00	F	–

Total distributions	–		(1.93)		(1.61)		(5.65)		(0.65)		(0.14)

Net asset value, end of period	$21.13		$19.27		$15.40		$13.83		$19.01		$16.45

Total returnG	9.65	%H	37.56%		22.92%		3.26%		19.52%		9.98%

Ratios and supplemental data:
Net assets, end of period	$269,618,863		$261,976,294		$244,394,530		$246,845,478		$433,520,624		$450,286,537
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.02	%I	1.05%		1.08%		1.09%		1.08%		1.09%
Expenses, net of reimbursements and/or recoupmentsJ	0.99	%I	0.99%		1.08	%K	1.09%		1.08%		1.09%
Net investment (loss), before expense reimbursements and/or recoupments	(0.82	)%I	(0.82)%		(0.83)%		(0.76)%		(0.79)%		(0.78)%
Net investment (loss), net of reimbursements and/or recoupments	(0.79	)%I	(0.76)%		(0.83)%		(0.76)%		(0.79)%		(0.78)%
Portfolio turnover rate	15	%H	18%		20%		16%		22%		40%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Net investment income includes significant dividend payments from Piper Sandler Cos. and Viper Energy Partners LP amounting to $0.0061.
C	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0083.
D	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.36).
E	Amount represents less than $0.01 per share.
F	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
G

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

H	Not annualized.
I	Annualized.
J	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
K	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

47

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020		2019		2018		2017		2016

	(unaudited)
Net asset value, beginning of period	$19.05		$15.24		$13.72		$18.91		$16.38		$15.02

Income (loss) from investment operations:
Net investment (loss)	(0.35	)A	(0.56	)B	(0.14	)C	(0.49	)D	(0.28)		(0.52)
Net gains on investments (both realized and unrealized)	2.18		6.30		3.27		0.95		3.46		2.02

Total income (loss) from investment operations	1.83		5.74		3.13		0.46		3.18		1.50

Less distributions:
Dividends from net investment income	–		–		–		–		–		–
Distributions from net realized gains	–		(1.93)		(1.61)		(5.65)		(0.65)		(0.14)
Tax return of capital	–		–		–		–		0.00	E	–

Total distributions	–		(1.93)		(1.61)		(5.65)		(0.65)		(0.14)

Net asset value, end of period	$20.88		$19.05		$15.24		$13.72		$18.91		$16.38

Total returnF	9.61	%G	37.56%		22.74%		3.25%		19.42%		9.96%

Ratios and supplemental data:
Net assets, end of period	$56,784,848		$58,341,053		$59,481,096		$46,998,050		$82,072,563		$81,069,652
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.09	%H	1.12%		1.14%		1.15%		1.14%		1.15%
Expenses, net of reimbursements and/or recoupmentsI	1.05	%H	1.06%		1.14	%J	1.15%		1.14%		1.15%
Net investment (loss), before expense reimbursements and/or recoupments	(0.89	)%H	(0.89)%		(0.89)%		(0.83)%		(0.85)%		(0.81)%
Net investment (loss), net of reimbursements and/or recoupments	(0.85	)%H	(0.83)%		(0.89)%		(0.83)%		(0.85)%		(0.81)%
Portfolio turnover rate	15	%G	18%		20%		16%		22%		40%

A	Net investment income includes significant dividend payments from Piper Sandler Cos. and Viper Energy Partners LP amounting to $0.0055.
B	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0081.
C	Per share amounts have been calculated using the average shares method.
D	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.52).
E	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Not annualized.
H	Annualized.
I	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
J	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

48

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020		2019		2018		2017		2016

	(unaudited)
Net asset value, beginning of period	$16.88		$13.70		$12.49		$17.77		$15.45		$14.20

Income (loss) from investment operations:
Net investment (loss)	(0.25	)A	(0.14	)B	(0.17	)C	(0.21	)C D	(0.37)		(0.41)
Net gains on investments (both realized and unrealized)	1.85		5.25		2.99		0.58		3.34		1.80

Total income (loss) from investment operations	1.60		5.11		2.82		0.37		2.97		1.39

Less distributions:
Dividends from net investment income	-		-		-		-		-		-
Distributions from net realized gains	-		(1.93)		(1.61)		(5.65)		(0.65)		(0.14)
Tax return of capital	-		-		-		-		0.00	E	-

Total distributions	-		(1.93)		(1.61)		(5.65)		(0.65)		(0.14)

Net asset value, end of period	$18.48		$16.88		$13.70		$12.49		$17.77		$15.45

Total returnF	9.48	%G	37.18%		22.49%		2.93%		19.23%		9.76%

Ratios and supplemental data:
Net assets, end of period	$78,775,858		$78,610,201		$63,799,443		$52,359,859		$51,839,469		$50,544,287
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.32	%H	1.39%		1.38%		1.38%		1.29%		1.35%
Expenses, net of reimbursements and/or recoupmentsI	1.30	%H	1.31%		1.38	%J	1.38%		1.31%		1.35%
Net investment (loss), before expense reimbursements and/or recoupments	(1.12	)%H	(1.15)%		(1.13)%		(1.05)%		(1.01)%		(1.02)%
Net investment (loss), net of reimbursements and/or recoupments	(1.10	)%H	(1.07)%		(1.13)%		(1.05)%		(1.03)%		(1.02)%
Portfolio turnover rate	15	%G	18%		20%		16%		22%		40%

A	Net investment income includes significant dividend payments from Piper Sandler Cos. and Viper Energy Partners LP amounting to $0.0052.
B	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0074.
C	Per share amounts have been calculated using the average shares method.
D	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.24).
E	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Not annualized.
H	Annualized.
I	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
J	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

49

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020		2019		2018		2017		2016

	(unaudited)
Net asset value, beginning of period	$16.60		$13.49		$12.32		$17.59		$15.32		$14.10

Income (loss) from investment operations:
Net investment (loss)	(0.13	)A	(0.15	)B C	(0.39)		(0.22	)B D	(0.62)		(0.31)
Net gains on investments (both realized and unrealized)	1.70		5.19		3.17		0.60		3.54		1.67

Total income (loss) from investment operations	1.57		5.04		2.78		0.38		2.92		1.36

Less distributions:
Dividends from net investment income	-		-		-		-		-		(0.00	)E
Distributions from net realized gains	-		(1.93)		(1.61)		(5.65)		(0.65)		(0.14)
Tax return of capital	-		-		-		-		0.00	F	-

Total distributions	-		(1.93)		(1.61)		(5.65)		(0.65)		(0.14)

Net asset value, end of period	$18.17		$16.60		$13.49		$12.32		$17.59		$15.32

Total returnG	9.46	%H	37.25%		22.48%		3.03%		19.06%		9.61%

Ratios and supplemental data:
Net assets, end of period	$7,032,940		$6,575,393		$4,899,301		$5,293,719		$5,553,261		$7,029,682
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.32	%I	1.35%		1.37%		1.38%		1.40%		1.46%
Expenses, net of reimbursements and/or recoupmentsJ	1.28	%I	1.28%		1.37	%K	1.38%		1.40%		1.46%
Net investment (loss), before expense reimbursements and/or recoupments	(1.12	)%I	(1.11)%		(1.12)%		(1.09)%		(1.11)%		(1.14)%
Net investment (loss), net of reimbursements and/or recoupments	(1.08	)%I	(1.04)%		(1.12)%		(1.09)%		(1.11)%		(1.14)%
Portfolio turnover rate	15	%H	18%		20%		16%		22%		40%

A	Net investment income includes significant dividend payments from Piper Sandler Cos. and Viper Energy Partners LP amounting to $0.0053.
B	Per share amounts have been calculated using the average shares method.
C	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0078.
D	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.25).
E	Amount represents less than $0.01 per share.
F	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
G

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

H	Not annualized.
I	Annualized.
J	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
K	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

50

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020		2019		2018		2017	2016

	(unaudited)
Net asset value, beginning of period	$14.63		$12.15		$11.31		$16.74		$14.71	$13.65

Income (loss) from investment operations:
Net investment (loss)	(1.50	)A	(1.69	)B	(1.19)		(0.35	)CD	(1.25)	(1.08)
Net gains on investments (both realized and unrealized)	2.83		6.10		3.64		0.57		3.93	2.28

Total income (loss) from investment operations	1.33		4.41		2.45		0.22		2.68	1.20

Less distributions:
Dividends from net investment income	–		–		–		–		–	–
Distributions from net realized gains	–		(1.93)		(1.61)		(5.65)		(0.65)	(0.14)
Tax return of capital	–		–		–		–		–	0.00	E

Total distributions	–		(1.93)		(1.61)		(5.65)		(0.65)	(0.14)

Net asset value, end of period	$15.96		$14.63		$12.15		$11.31		$16.74	$14.71

Total returnF	9.09	%G	36.16%		21.56%		2.19%		18.22%	8.76%

Ratios and supplemental data:
Net assets, end of period	$580,954		$675,112		$808,661		$1,076,006		$977,321	$1,280,971
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.11	%H	2.15%		2.17%		2.15%		2.14%	2.23%
Expenses, net of reimbursements and/or recoupmentsI	2.06	%H	2.06%		2.14	%J	2.15%		2.14%	2.23%
Net investment (loss), before expense reimbursements and/or recoupments	(1.91	)%H	(1.93)%		(1.92)%		(1.84)%		(1.86)%	(1.91)%
Net investment (loss), net of reimbursements and/or recoupments	(1.86	)%H	(1.84)%		(1.89)%		(1.84)%		(1.86)%	(1.91)%
Portfolio turnover rate	15	%G	18%		20%		16%		22%	40%

A	Net investment income includes significant dividend payments from Piper Sandler Cos. and Viper Energy Partners LP amounting to $0.0038.
B	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0063.
C	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.38).
D	Per share amounts have been calculated using the average shares method.
E	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Not annualized.
H	Annualized.
I	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
J	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

51

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30, 2021		Year Ended December 31, 2020		Period EndedA December 31, 2019

	(unaudited)
Net asset value, beginning of period	$19.30		$15.40		$16.91

Income (loss) from investment operations:
Net investment (loss)	(0.06	)B	(0.08	)C	(0.01)
Net gains on investments (both realized and unrealized)	1.92		5.91		0.11

Total income from investment operations	1.86		5.83		0.10

Less distributions:
Dividends from net investment income	-		-		-
Distributions from net realized gains	-		(1.93)		(1.61)

Total distributions	-		(1.93)		(1.61)

Net asset value, end of period	$21.16		$19.30		$15.40

Total returnD	9.64	%E	37.76%		0.53	%E

Ratios and supplemental data:
Net assets, end of period	$21,109,165		$17,036,408		$8,132,874
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.00	%F	1.02%		1.41	%F
Expenses, net of reimbursements and/or recoupmentsG	0.95	%F I	0.95%		0.96	%F H
Net investment (loss), before expense reimbursements and/or recoupments	(0.80	)%F	(0.76)%		(1.18	)%F
Net investment (loss), net of reimbursements and/or recoupments	(0.75	)%F	(0.69)%		(0.73	)%F
Portfolio turnover rate	15	%E	18%		20	%E

A	Class launched on April 30, 2019 and commenced operations on May 1, 2019 (Note 1).
B	Net investment income includes significant dividend payments from Piper Sandler Cos. And Viper Energy Partners LP amounting to $0.0066.
C	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0084.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
H	Expense ratios may the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.
I	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on May 1, 2021.

See accompanying notes

52

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 17, 2021 and June 8-9, 2021 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 9, 2021 meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Stephens Mid-Cap Growth Fund (“MCG Fund”) and the American Beacon Stephens Small Cap Growth Fund (“SCG Fund”) (each, a “Fund” and collectively, the “Funds”); and (2) the Investment Advisory Agreement among the Manager, Stephens Investment Management Group, LLC (the “subadvisor”) and the Trust, on behalf of the Funds. The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary, including the impact of the COVID-19 pandemic on the operations of the Manager and the subadvisor. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment

53

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

performance of the Funds and the subadvisor for the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from its relationship with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Funds by the subadvisor; the financial stability of the subadvisor; and representations made by the subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universes selected by Broadridge may not provide appropriate comparisons for the Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of each Fund relative to the performance of a composite of other comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the Funds. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, for the Funds and their share classes, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition,

54

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Funds, the Board considered representations made by the subadvisor that each Fund’s subadvisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to the SCG Fund, the Manager has negotiated breakpoints for the subadvisory fee rate. The Board also considered that, with respect to each Fund, the subadvisor had represented that it believes that the subadvisory fee rates reflect economies of scale for the benefit of the Fund’s shareholders.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that each Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that the subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

55

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of subadvisor skill.

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2020. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered each Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Board. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Funds than in prior years.

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Mid-Cap Growth Fund

In considering the renewal of the Agreements for the MCG Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	1st Quintile

The Board also considered: (1) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the MCG Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and subadvisor under the Agreements are fair and reasonable; and (2) determined that the MCG Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the MCG Fund.

56

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Small Cap Growth Fund

In considering the renewal of the Agreements for the SCG Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge Fund Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	3rd Quintile

The Board also considered: (1) that the subadvisor had agreed to a lower fee rate schedule effective September 1, 2019; (2) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the SCG Fund; (3) that the SCG Fund employs a limited-capacity strategy as the subadvisor focuses on profitable, high quality small-capitalization growth companies; and (4) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Agreements are fair and reasonable; and (2) determined that the SCG Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the SCG Fund.

57

Disclosure Regarding Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 3-4, 2021 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2020 through December 31, 2020 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

SAR 06/21

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 DFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2) Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.
President
American Beacon Funds

Date: September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.	By	/s/ Sonia L. Bates

Gene L. Needles, Jr.		Sonia L. Bates
President		Treasurer
American Beacon Funds		American Beacon Funds
Date: September 3, 2021		Date: September 3, 2021